UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

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Communications Systems, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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COMMUNICATIONS SYSTEMS, INC.

10900 Red Circle Drive
Minnetonka, Minnesota 55343

NOTICE OF 2015 ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 21, 2015

Dear Shareholders:

          You are cordially invited to attend the 2015 Annual Meeting of Shareholders of Communications Systems, Inc. (“CSI” or the “Company”). The meeting will be held at the Company’s offices located at 10900 Red Circle Drive, Minnetonka, Minnesota, on Thursday, May 21, 2015 beginning at 10:00 a.m., Central Daylight Time, for the following purposes:

1.	To elect six directors to the Board to serve one-year terms until the next Annual Meeting of Shareholders or until their respective successors have been elected and qualified;

2.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2015;

3.	To cast a non-binding advisory vote approving executive compensation;

4.

To approve amendments to the Company’s 2011 Executive Incentive Compensation Plan that would, among other changes, increase the total number of authorized shares by 1,000,000 shares to 2,000,000 shares;

5.	To approve an amendment to the Company’s 1990 Employee Stock Purchase Plan to increase the total number of authorized shares by 100,000 shares to 600,000 shares; and

6.	To transact any other business that may properly come before the meeting.

          The Board of Directors has fixed the close of business on March 24, 2015 as the record date for determination of shareholders entitled to notice of and to vote at the meeting.

          You may attend the meeting and vote in person, or you may vote by proxy. To ensure your representation at the meeting, please complete and submit your proxy, whether or not you expect to attend in person. Shareholders who attend the meeting may revoke their proxies and vote in person if they so desire.

By Order of the Board of Directors,

Curtis A. Sampson, Chairman

Minnetonka, Minnesota

April 10, 2015

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS:

Copies of this Notice, the Proxy Statement following this Notice and the Annual Report to Shareholders are available at www.proxyvote.com

COMMUNICATIONS SYSTEMS, INC.
PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE MEETING

          Information Regarding the Annual Meeting

          This Proxy Statement is furnished to the shareholders of Communications Systems, Inc. (“CSI” or the “Company”) beginning April 10, 2015 in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Shareholders that will be held at the Company’s offices at 10900 Red Circle Drive, Minnetonka, Minnesota, on Thursday, May 21, 2015, beginning at 10:00 a.m., Central Daylight Time, or at any adjournment or adjournments thereof.

          What is the purpose of the meeting?

          At our annual meeting, shareholders will act upon the matters disclosed in the Notice of Annual Meeting of Shareholders that accompanies this Proxy Statement. These include:

•	Elect six directors;

•	Ratify the appointment of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2015;

•	Approve the Company’s executive compensation;

•

Approve amendments to the Company’s 2011 Executive Incentive Compensation Plan that would, along with other changes, increase the total number of authorized shares by 1,000,000 shares to 2,000,000 shares; and

•	Approve an increase in the number of shares authorized under the Company’s 1990 Employee’s Stock Purchase Plan from 500,000 to 600,000 shares.

          We will also consider any other business that may properly be presented at the meeting, and management will report on CSI’s performance during the last fiscal year and respond to questions from shareholders.

          How does the Board recommend that I vote?

          The Board of Directors named in this proxy statement recommends a vote:

•	“FOR” the election of the six individuals recommended by the Board of Directors.

•	“FOR” the ratification of the appointment of Deloitte.

•	“FOR” approval of the Company’s executive compensation.

•	“FOR” approval of amendments to the 2011 Incentive Compensation Plan that would increase the number of shares authorized for issuance under the plan to 2,000,000 shares

•	“FOR” approval of the 100,000 share increase in the number of shares authorized for issuance under the 1990 Employee Stock Purchase Plan.

          Who is entitled to vote at the meeting?

          If you were a shareholder of record at the close of business on March 24, 2015 (the “record date”), you are entitled to vote at the meeting. As of the record date, 8,660,785 shares of common stock were outstanding and eligible to vote.

          What is the difference between a shareholder of record and a street name holder?

          If your shares are registered directly in your name, you are the “shareholder of record” with respect to those shares. If your shares are held in a stock brokerage account or by a bank or other nominee, you are the beneficial owner of those shares, and your shares are held in street name. If you are a “street name holder,” you will receive a voting instruction card that appears very similar to a proxy card. Please complete that card as directed to ensure your shares are voted at the meeting.

          What are the voting rights of the shareholders?

          Holders of common stock are entitled to one vote per share. Therefore, a total of 8,660,785 votes are entitled to be cast at the meeting. There is no cumulative voting for the election of directors.

          How many shares must be present to hold the meeting?

          A quorum is necessary to hold the meeting and conduct business. The presence of shareholders who can direct the voting of at least a majority of the outstanding shares of common stock as of the record date is considered a quorum. A shareholder is counted as present at the meeting if the shareholder is present and votes in person at the meeting or the shareholder has properly submitted a proxy by mail, telephone or Internet.

          How do I vote my shares?

          If you are a shareholder of record, you may give a proxy to be voted at the meeting either:

•	electronically, by following the instructions provided in the Notice of Internet Availability of Proxy Materials or proxy card; or

•	if you received printed proxy materials, you may also vote by mail or telephone as instructed on the proxy card.

          If you hold shares beneficially in street name, you may also vote by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials or, if you received printed proxy materials, you may also vote by mail or telephone by following the instructions provided in the voting instruction card provided to you by your broker, bank, trustee or nominee. The telephone and Internet voting procedures have been set up for your convenience. The procedures have been designed to authenticate your identity, to allow you to give voting instructions, and to confirm that those instructions have been recorded properly. You may also vote in person at the meeting as described in “May I vote my shares in person at the meeting?” below.

          What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials, proxy card or voting instruction card?

          It means you hold shares of CSI stock in more than one account. To ensure that all of your shares are voted, sign and return each proxy card or voting instruction card or, if you vote by telephone or via the Internet, vote once for each proxy card, voting instruction card or Notice of Internet Availability of Proxy Materials you receive.

          May I vote my shares in person at the meeting?

          Yes. If you are a shareholder of record, you may vote your shares at the meeting by completing a ballot at the meeting. Even if you currently plan to attend the meeting, however, we recommend that you submit your proxy ahead of time so that your vote will be counted if, for whatever reason, you later decide to not attend the meeting. If you hold your shares in street name, you may vote your shares in person at the meeting only if you obtain a signed proxy from your broker, bank, trustee or other nominee giving you the right to vote these shares at the meeting.

          What vote is required for the proposals to be approved?

•	Election of Directors. The six directors that receive the most votes will be elected to serve on the Board of Directors until the 2016 Annual Meeting of Shareholders.

•

Ratification of the appointment of Deloitte as our independent registered public accounting firm. The affirmative vote of a majority of the shares of common stock represented and entitled to vote on the proposal, if those shares represent more than 25% of the shares outstanding on the record date, is sufficient to approve this proposal.

•

Advisory vote on executive compensation. The affirmative vote of a majority of the shares of common stock represented and entitled to vote on the proposal, if those shares represent more than 25% of the shares outstanding on the record date, is sufficient to approve this proposal.

•

Amendment of the Company’s 2011 Executive Incentive Compensation Plan. The affirmative vote of a majority of the shares of common stock represented and entitled to vote on the proposal, if those shares represent more than 25% of the shares outstanding on the record date, is sufficient to approve this proposal.

•

Amendment of the Company’s Employee Stock Purchase Plan. The affirmative vote of a majority of the shares of common stock represented and entitled to vote on the proposal, if those shares represent more than 25% of the shares outstanding on the record date, is sufficient to approve this proposal.

          How are votes counted?

          Shareholders may either vote FOR or WITHHOLD authority to vote on the election of directors. Shareholders may vote FOR, AGAINST or ABSTAIN on proposals No 2, 3, 4 and 5.

          If you vote ABSTAIN or WITHHOLD, your shares will be counted as present at the meeting for the purposes of determining a quorum. If you ABSTAIN from voting on a proposal, your abstention has the same effect as a vote against that proposal. If you WITHHOLD authority to vote for one or more of the nominees for director, this will have no effect on the election of any director from whom votes are withheld.

          If you hold your shares in street name and do not provide voting instructions to your broker or nominee, your shares will be considered to be “broker non-votes” and will not be voted on any proposal on which your broker or nominee does not have discretionary authority to vote under the rules of the New York Stock Exchange. Shares that constitute broker non-votes will be present at the meeting for the purpose of determining a quorum, but are not considered entitled to vote on the proposal in question. Your broker or nominee has discretionary authority to vote your shares on the ratification of Deloitte as our independent registered public accounting firm even if your broker or nominee does not receive voting instructions from you, but may not vote your shares on any other matters without instructions from you.

          May I change my vote?

          Yes. If you are a shareholder of record, you may change your vote and revoke your proxy at any time before it is voted at the meeting in any of the following ways:

•	by sending a written notice of revocation to our Corporate Secretary;

•	by submitting another properly signed proxy card at a later date to our Corporate Secretary;

•	by submitting another proxy by telephone or via the Internet at a later date; or

•	by voting in person at the meeting.

          If you are a street name holder, please consult your broker, bank, trustee or nominee for instructions on how to change your vote.

          Who pays for the cost of proxy preparation and solicitation?

          We pay for the cost of proxy preparation and solicitation, including the charges and expenses of brokerage firms or other nominees for forwarding proxy materials to beneficial owners of shares held in street name.

          We are soliciting proxies primarily by mail. In addition, proxies may be solicited by telephone or facsimile, or personally by our directors, officers and regular employees. These individuals will receive no compensation (other than their regular salaries) for these services.

          Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of paper copies?

          In accordance with rules of the Securities and Exchange Commission (the “SEC”), we may furnish proxy materials to our shareholders by providing access to these documents on the Internet instead of mailing printed copies. In general, you will not receive printed copies of the materials unless you request them. Instead, we mailed you the Notice of Internet Availability of Proxy Materials (unless you have previously consented to electronic delivery or already requested to receive paper copies), which instructs you as to how you may access and review all of the proxy materials on the Internet. The Notice of Internet Availability of Proxy Materials explains how to submit your proxy over the Internet. If you would like to receive a paper copy or e-mail copy of the proxy materials, please follow the instructions provided in the Notice of Internet Availability of Proxy Materials.

          Why do some shareholders receive a notice in the mail regarding the Internet Availability of Proxy Materials instead of a full set of paper copies and some shareholders receive both a Notice of Internet Availability and a full set of paper copies?

          In accordance with rules adopted by the Securities and Exchange Commission (the “SEC”), we may furnish proxy materials to our shareholders by providing access to these documents on the Internet instead of mailing printed copies. This year, we have mailed the Notice of Internet Availability of Proxy Materials to all shareholders (unless a shareholder has previously consented to electronic delivery). The Notice of Internet Availability of Proxy Materials explains how to obtain proxy materials and to submit your proxy over the Internet.

          If you have not received a paper copy or e-mail copy of the proxy materials, and would like to receive one, please follow the instructions provided in the Notice of Internet Availability of Proxy Materials.

          How can a shareholder present a proposal at the 2016 Annual Meeting?

          In order for a shareholder proposal to be considered for inclusion in our Proxy Statement for the 2016 Annual Meeting, the written proposal must be received at our principal executive offices by the close of business on December 16, 2015. The proposal must comply with SEC regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

          If a shareholder wishes to present a proposal at the 2016 Annual Meeting that would not be included in our Proxy Statement for that meeting, the shareholder must provide notice to us no later than February 29, 2016. Please contact the Corporate Secretary for a description of the steps to be taken to present such a proposal.

          How can a shareholder get a copy of the Company’s 2014 Report on Form 10-K?

          Our 2014 Annual Report, including our Annual Report on Form 10-K for the year ended December 31, 2014, is available electronically with this Proxy Statement. The 2014 Annual Report, including our Form 10-K is also available in the Investor Relations page of our website http://commsystems.com. Upon request, we will provide you copies of any exhibits to the Form 10-K upon payment of a fee covering our reasonable expenses in furnishing the exhibits. You can request exhibits to the Form 10-K by writing to the Corporate Secretary, Communications Systems, Inc., 10900 Red Circle Drive, Minnetonka, Minnesota 55343.

          What if I do not specify a choice for a matter when returning a proxy?

          Unless you indicate otherwise, the persons named as proxies on the proxy card will vote your shares

•	For the election of each nominee to the board of directors set forth in Proposal No. 1;

•	For the ratification of Deloitte as our independent registered public accounting firm set forth in Proposal No. 2;

•	For approval of the Company’s executive compensation;

•	For approval of amendments to Company’s 2011 Executive Incentive Compensation Plan that would increase the number of shares authorized to be issued under the Plan from 1,000,000 to 2,000,000; and

•	For approval of the amendment of the Company’s Employee’s Stock Purchase Plan increasing the number of shares authorized to be issued under the Plan from 500,000 to 600,000; and,

          If any other matters come up for a vote at the meeting, the proxy holders will vote the shares they are entitled to vote, according to the recommendations of the board of directors or, if there is no recommendation, at their own discretion.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

PROPOSAL NO. 1

          The size and structure of the Board of Directors presently consists of six director positions, each serving a one-year term. The Board of Directors has nominated and recommends that the Company’s shareholders elect Luella G. Goldberg, Roger H.D. Lacey, Gerald D. Pint, Richard A. Primuth, Curtis A. Sampson, and Randall D. Sampson, each of whom currently serves as a director. The Board of Directors believes that each nominee will be able to serve as a director. The Board has determined that each nominee, with the exception of Roger H.D. Lacey, is independent.

          Each nominee has indicated his or her willingness to serve, if elected, but if any should be unable or unwilling to serve, proxies may be voted for a substitute nominee designated by the Board. The Company did not receive any shareholder nominations for director. Proxies cannot be voted for more than the number of nominees named in this Proxy Statement.

BOARD OF DIRECTORS

          The following table sets forth information regarding the director and nominees named above, including information regarding their principal occupations currently and for the preceding five years.

Luella G. Goldberg (78)

LUELLA G. GOLDBERG has been a director of CSI since 1997 and currently serves as Lead Governance Director and as a member of our Audit & Finance Committee. She also is a member of the Board of Overseers of the University of Minnesota’s Carlson School of Management (1979 to Present), in addition to currently serving on boards of several other educational and non-profit organizations. Over the past 35 years Ms. Goldberg has served on the boards of a number of corporations, including the following public companies: TCF Financial Corporation (1988 to 2012), Hormel Foods Corporation (1993 to 2009), and the Supervisory Board of ING Group based in Amsterdam, Netherlands (2001 to 2008). She also was a Trustee of the University of Minnesota Foundation from 1975 to 2008, including its Chair from 1996 to 1998, and is currently a Life Trustee of the Foundation. She also served as a trustee of Wellesley College from 1978 to 1996, including Chair of the Board from 1985 to 1993. Along with a number of other honors and awards that have recognized her achievements, in 2001 Ms. Goldberg received the Twin Cities Business Monthly’s Lifetime Achievement Award as Outstanding Director. Because of her vast experience serving as a director of a myriad of significant for-profit, educational and philanthropic organizations, Ms. Goldberg brings special expertise in governance, as well as deep experience from a board perspective in addressing many of the wide variety of issues that the Company regularly faces.

Roger H.D. Lacey (64)

ROGER H.D. LACEY has been a director since 2008 and is currently the Company’s Vice Chairman and Chief Executive Officer. Mr. Lacey was Senior Vice President of Strategy and Corporate Development at 3M Corporation from 2009 to his retirement in 2013. He was 3M Corporation’s Chief Strategy Officer and head of Global Mergers and Acquisitions from 2000 to 2013. Mr. Lacey’s career with 3M began in 1975, and from 1989 to 2000 he held various senior positions including serving as Division Vice President of 3M Telecom Division. In addition, Mr. Lacey was a member of the corporate venture capital board for internal and external new venture investments from 2009 to 2013. In addition, he is a Board member of Johnsonville Sausage Corporation, a leading US food company and also a Senior Partner in GCM Capital, a private equity firm. He is a member of the Board of Governors for Opus Business School, University of St. Thomas; a visiting Professor of Strategy and Corporate Development, Huddersfield University; and a founding member of the Innovation Lab at MIT and is a former Vice

Chair of Abbott Northwestern Hospital Foundation. Mr. Lacey brings a unique perspective that combines familiarity with key telecommunications and data markets around the world combined with deep experience in strategic planning and business development.

Gerald D. Pint (75)

GERALD D. PINT has been a director of CSI since 1997. He is currently a member of the Compensation Committee. Since 1993, Mr. Pint has provided telecommunications consulting services and served on the boards of three public companies in addition to CSI: Hector Communications Corporation (2003 to 2006), Norstan, Inc. (1982 to 1997) and Inventronics Ltd. (1994 to 2004). From 1959 to 1993, Mr. Pint was employed by 3M Corporation and held various sales and management positions at 3M business units that were engaged in manufacturing and selling electronic and telecommunications products. In particular, from 1976 to 1982, Mr. Pint served as the Division Vice President of 3M’s Telecom Products Division, and from 1982 until his retirement in 1993 he served as Group Vice President of 3M’s Electro Telcom Group. Mr. Pint’s background in and understanding of production and sales of telecommunications and electronics products, as well as his executive level management experience, derived from a 34-year career at 3M Corporation, provide a valuable perspective in the Board’s governance of CSI’s telecommunications and data communications related businesses.

Richard A. Primuth (69)

RICHARD A. PRIMUTH was elected as a director in October 2013 and currently serves as Chair of the Compensation Committee and as a member of the Audit & Finance Committee. For over 40 years, Mr. Primuth has served as an attorney with the Minneapolis law firm of Lindquist & Vennum LLP, specializing in business law. He was a partner in this firm from 1977 until December 2011 when he became Of Counsel to the firm. Mr. Primuth’s business law practice has been heavily focused on representing publicly-held and private corporations, securities offerings, mergers and acquisitions, and other complex business transactions, and he was the Company’s primary outside counsel from 1983 until being elected to the Board. Upon being appointed to the Board, he ceased providing any legal services to the Company. The Board of Directors believes that Mr. Primuth’s significant experience in corporate governance, public offerings and other financings, capital markets, SEC compliance and reporting, mergers and acquisitions, spin offs, complex contract negotiations, and other business law areas, as well as his deep understanding of the Company, its history, markets and products, make him a significant resource as a Company Director.

Curtis A. Sampson (81)

CURTIS A. SAMPSON founded the Company in 1969 and has been a director since its inception. He currently serves as Chair of CSI’s Board. He is also Chairman and a director of Canterbury Park Holding Corporation, a public company engaged in pari-mutuel and card club wagering. He is also a Regent of Augsburg College in Minneapolis, Minnesota and a member of the Emeritus Board of Overseers of the University of Minnesota’s Carlson School of Management. Mr. Sampson was CSI’s Chief Executive Officer from 1969 to June 2007, when he retired from full time executive responsibilities. While CEO, in addition to providing leadership to CSI’s operations, Mr. Sampson managed numerous acquisitions and divestitures, including spin offs of two internally developed business units that were subsequently sold in transactions generating an aggregate of approximately $200 million in cash for their shareholders. Over the course of his career, Mr. Sampson has also served on other non-profit boards, telephone industry association boards and private company boards, including service as a director of the following public companies: Hector Communications Corporation (2003 to 2006), Nature Vision, Inc. (2001 to 2009) and North American Communications Corporation (1986 to 1988). The distinctive perspective Mr. C.A. Sampson brings to the Board is his knowledge, gained over 40 years leading the Company, of CSI’s business, operations, markets, vendors, customers and employees in combination with his experience in business acquisitions and divestitures, perspective gained from serving on other boards and extensive executive management experience.

Randall D. Sampson (56)

RANDALL D. SAMPSON has been a director since 1999. He currently serves as Chair of our Audit & Finance Committee, and also is a member of the Compensation Committee. Mr. R.D. Sampson is the son of C.A. Sampson. Mr. R.D. Sampson is the President and Chief Executive Officer, as well as a member of the Board, of Canterbury Park Holding Corporation (CPHC), positions he has held since 1994. CPHC is a public company based in Shakopee Minnesota that, led by R.D. Sampson, re-launched a failed pari-mutuel race track and stimulated the revival of Minnesota’s horse breeding and training industries. Under his leadership, the Canterbury Park Racetrack has become a unique, family-friendly venue for live horse races and other entertainment, as well as pari-mutuel and card club wagering. Before becoming one of the three co-founders of CPHC in 1994, and after graduating from college with a degree in accounting, Mr. Sampson worked for five years in the audit department of a large public accounting firm where he earned his CPA certification, subsequently gained experience as a controller of a private company, served as a chief financial officer of a public company and managed Sampson family interests in horse breeding and training. The challenging nature of Canterbury Park’s business has demanded from its CEO an entrepreneurial mindset, attention to expense control, continuous innovation in marketing, and attention to the needs of customers, which, along with other qualities, Mr. R.D. Sampson uniquely brings to the governance responsibilities of the CSI Board.

          Vote Required

          Directors are elected by a plurality of the votes cast. Therefore, the six nominees who receive the highest number of votes will be elected as directors.

          Recommendation of the Board

          The Board unanimously recommends that you vote “FOR” the election of each of the nominees named above as a director.

PROPOSAL NO. 2 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          Deloitte & Touche LLP (“Deloitte”), the member firms of Deloitte Touche Tohmatsu, and their respective affiliates have been the Company’s independent registered public accounting firm since 1982. The Board of Directors, upon recommendation of the Audit Committee, is requesting shareholder ratification of the appointment of Deloitte & Touche LLP to serve as the independent registered public accounting firm for the Company for the current fiscal year ending December 31, 2015. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting of Shareholders and will have an opportunity to make a statement and will be available to respond to appropriate questions.

          Vote Required

          The affirmative vote of a majority of the outstanding shares of the Company’s Common Stock voting at the meeting in person or by proxy is required for approval.

          Recommendation of the Board

          The Board of Directors recommends that the shareholders vote “FOR” the proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for our 2015 fiscal year.

CORPORATE GOVERNANCE AND BOARD MATTERS

          General Information

          Our Board is committed to sound and effective corporate governance practices. Our governance policies are consistent with applicable provisions of the rules of the Securities and Exchange Commission (the “SEC”) and the listing standards of the NASDAQ Stock Market (“NASDAQ”). We also periodically review our governance policies and practices in comparison to those suggested by authorities in corporate governance and the practices of other public companies.

          You can access our corporate governance charters and other related materials by following links on the “Corporate Governance” page of our website http://commsystems.com.

          The Board, Board Committees and Meetings

          Meeting Attendance. Our Board meets regularly during the year to review matters affecting our Company and to act on matters requiring Board approval. Each of our directors is expected to make a reasonable effort to attend all meetings of the Board, applicable committee meetings and our annual meeting of shareholders. During 2014, the Board met five times. Each of our directors attended at least 75% of the meetings of the Board and committees on which he or she served, and all directors attended the 2014 Annual Meeting of Shareholders.

          Board Committees. Our Board has established two standing committees: Audit & Finance, and Compensation. Only members of the Board serve on these committees. Following is information about each committee:

          Audit & Finance Committee. The Audit & Finance Committee is responsible for the engagement, retention and replacement of the independent registered public accounting firm, approval of transactions between the Company and a director or executive officer unrelated to service as a director or officer, approval of non-audit services provided by the Company’s independent registered public accounting firm, oversight of the Company’s internal controls and the receipt, retention and treatment of complaints regarding accounting, internal controls and auditing matters. Deloitte & Touche LLP, the Company’s independent registered public accounting firm, reports directly to the Audit & Finance Committee. The Audit & Finance Committee operates under a formal charter that was most recently amended in November 13, 2014. The current members of the Audit & Finance Committee are Luella G. Goldberg, Richard A. Primuth, and Randall D. Sampson (Chair). Ms. Goldberg, Mr. Primuth and Mr. Sampson are each independent under SEC Rules and NASDAQ listing standards. In addition, the Board of Directors has determined that Randall D. Sampson qualifies as the Committee’s financial expert. The Audit & Finance Committee met five times during 2014. The Audit & Finance Committee Report begins on page 51.

          Compensation Committee. The Compensation Committee is responsible for the overall compensation strategy and policies of the Company; reviews and approves the compensation and other terms of employment of the Company’s chief executive officer and other executive officers, subject to final Board approval; oversees the establishment of performance goals and objectives for the Company’s executive officers; administers the Company’s incentive compensation plans; considers the adoption of other or additional compensation plans; and, provides oversight and final determinations with respect to the Company’s 401(k) plan, employee stock ownership plan and other similar employee benefit plans. The Committee operates under a charter approved by the Board that was most recently amended on March 7, 2014. The current members of the Compensation Committee are Gerald D. Pint, Richard A. Primuth (Chair) and Randall D. Sampson. Each member of the Compensation Committee is independent under NASDAQ standards. The Committee met four times in 2014.

          Director Independence

          The Board of Directors has adopted director independence guidelines that conform to the definitions of “independence” set forth in Section 301 of the Sarbanes-Oxley Act of 2002, Rule 10A-3 under the Securities Exchange Act of 1934 and listing standards of NASDAQ. In accordance with these guidelines, the Board of Directors has reviewed and considered facts and circumstances relevant to the independence of each of our directors and director nominees and has determined that each of the following directors qualifies as “independent” under NASDAQ listing standards: Luella G. Goldberg, Gerald D. Pint, Richard A. Primuth, Curtis A. Sampson and Randall D. Sampson.

          Selecting Nominees for Election to the Board

          The full Board of Directors recommends nominees for election as directors at our annual shareholder meetings. In this regard, the Board reviews its composition to determine the qualifications and areas of expertise needed to further enhance the Board’s ability to fulfill its responsibilities, and works with management in attracting candidates with those qualifications. Although the Board does not have a formal policy regarding diversity in addition to minimum requirements of integrity, ability to make independent analytical inquiries, personal health and a willingness to devote adequate time and effort to Board responsibilities, the Board seeks individuals who reflect diversity in background, education, business experience, skills, business relationships and associations and other factors that will contribute to the Board’s governance of the Company.

          In making recommendations regarding nominees for election as directors, the Board will consider qualified candidates that are proposed by our shareholders. Shareholders can submit qualified candidates, together with appropriate biographical information, to the Corporate Secretary at: Communications Systems, Inc., 10900 Red Circle Drive, Minnetonka, Minnesota 55343. Any shareholder desiring to submit a director candidate for consideration at our 2016 Annual Meeting of Shareholders must ensure that the submission is received by the Company no later than December 16, 2015 in order to provide adequate time for the Board to properly consider the candidate.

          Shareholders may directly nominate an individual for election to the Board at our shareholders meeting by following procedures in our Bylaws. A shareholder wishing to formally nominate an individual to election to the Board at future shareholder meetings should follow the procedure set forth below under the caption “Other Information – Shareholder Proposals for 2016 Annual Meeting --Shareholder Nominations.”

          Board Leadership

          Our Governance Guidelines separate the roles of Chair of the Board and Chief Executive Officer. These positions are respectively held by Curtis A. Sampson and Roger H.D. Lacey. This structure enables the Chair, in collaboration with other non-employee Directors, to have an active role in setting agendas and establishing Board priorities and procedures.

          Ms. Luella Goldberg serves as Lead Governance Director and, in this capacity, provides leadership with respect to determining the size and composition of the Board, and, in finding individuals qualified to become Board members, as well as reviewing the size and composition of the Board committees, facilitating Board self-assessment and advising on other governance topics.

          Mr. Richard Primuth, in addition to his other Director responsibilities, has been designated as Board Secretary. In this capacity, he is responsible for keeping minutes of the board and committee meetings, developing and maintaining an annual calendar of board and committee meetings and responsibilities, facilitating the flow of information regarding business operations and results to the board, assisting the chairman and CEO on developing agendas for board meetings and providing company officers with board level input on pending legal matters, material contract, corporate developments and other developments in the Company’s business.

          Board’s Role in Managing Risk

          In general, management is responsible for the day-to-day management of the risks the Company faces, while the Board, acting as a whole and through the Audit & Finance Committee, has responsibility for oversight of risk management. In its risk oversight role, the Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. Members of senior management attend the regular meetings of the Board and are available to address questions and concerns raised by the Board related to risk management. In addition, our Board regularly discusses with management, the Company’s independent registered public accounting firm and the internal auditor, identified major risk exposures, their potential financial impact on the Company, and steps that could be taken to manage these risks.

          The Audit & Finance Committee assists the Board in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements. The Audit & Finance Committee reviews the Company’s financial statements and meets with the Company’s independent registered public accounting firm and internal auditor at least four times each year to review their reports on the adequacy and effectiveness of our internal audit and internal control systems, and to discuss policies with respect to risk assessment and risk management.

          Director Compensation

          Compensation information paid to non-employee directors of the Company in 2014 is set forth under the caption “Director Compensation” beginning on page 36.

          Code of Ethics and Business Conduct

          We have adopted a Code of Ethics and Business Conduct (the “Code”) applicable to all of the Company’s officers, directors, employees and consultants that establish guidelines for professional and ethical conduct in the workplace. The Code also contains a special set of guidelines applicable to the Company’s senior financial officers, including the chief executive officer, principal financial officer, principal accounting officer, and others involved in the preparation of the Company’s financial reports.

These guidelines are intended to promote the ethical handling of conflicts of interest, full and fair disclosure in periodic reports filed by the Company, and compliance with laws, rules and regulations concerning this periodic reporting. A copy of the Code is available by following links on the “Corporate Governance” page of our website at http://commsystems.com, and is also available, without charge, by writing to the Company’s Corporate Secretary at: Communications Systems, Inc., 10900 Red Circle Drive, Minnetonka, Minnesota 55343.

          Contacting the Board of Directors

          Any shareholder who desires to contact our Board of Directors may do so by writing to the Board of Directors, generally, or to an individual director at Communications Systems, Inc., 10900 Red Circle Drive, Minnetonka, Minnesota 55343. Communications received electronically or in writing are distributed to the full Board of Directors, a committee or an individual director, as appropriate, depending on the facts and circumstances described in the communication received. By way of example, a complaint regarding accounting, internal accounting controls or auditing matters would be forwarded to the Chair of the Audit & Finance Committee for review. Complaints and other communications may be submitted on a confidential or anonymous basis.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          Summary Ownership Table

          The following table sets forth sets forth certain information with respect to the Company’s common stock beneficially owned by: (i) each person known by the Company to own of record or beneficially 5% or more of the Company’s common stock, (ii) each director, (iii) each current Named Executive Officer listed under “Executive Compensation and Related Information,” and (iv) all officers and directors of the Company as a group, in each case based upon information available as of March 24, 2015 (unless otherwise noted), and all shares subject to options reflect options that may be exercised within 60 days of March 24, 2015, and restricted stock units (“RSUs”) that will be settled in shares within 60 days of March 24, 2015.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class

Curtis A. Sampson †
10900 Red Circle Drive
Minnetonka, MN 55343	1,068,850	(1)	12.3%

GAMCO
One Corporate Center
Rye, New York 10580	804,869	(2)	9.3%

Dimensional Fund Advisors LP
Palisades West, Building One
6300 Bee Cave Road
Austin, TX 78746	633,278	(3)	7.3%

Communications Systems, Inc. Employee Stock Ownership Plan
10900 Red Circle Drive
Minnetonka, MN 55343	564,897	(4)	6.5%

Ira Albert
1304 SW 160th Avenue, Suite 209
Fort Lauderdale, FL 33326	519,151	(5)	6.0%

Roger H.D. Lacey †	42,314	(6)	*

Bruce C. Blackwood †	36,421	(7)	*

Scott Fluegge †	20,496	(8)	*

Edwin C. Freeman †	53,356	(9)	*

Scott Otis †	7,256	(10)	*

Luella G. Goldberg †	46,363	(11)	*

Gerald D. Pint †	34,963	(12)	*

Richard A. Primuth †	7,063	(13)	*

Randall D. Sampson †	107,687	(14)	1.2%

All directors and executive officers as a group (11 persons)	1,435,916	(15)	16.3%

*	Indicates less than one percent ownership.

†	A Director or a Named Executive Officer of the Company.

(1)

Includes 581,339 shares §owned by Mr. Curtis A. Sampson directly, 405,000 shares held indirectly in irrevocable trusts for the benefit of Mr. Sampson’s children and grandchildren, of which Mr. Sampson is a trustee and as to which he disclaims beneficial interest, 26,114 shares owned by his spouse, as to which beneficial ownership is disclaimed, 9,000 shares subject to options, 4,040 restricted stock units that will be issued as shares on May 21, 2015 and 43,354 shares allotted to his Communications Systems, Inc. Employee Stock Ownership Plan (“CSI ESOP”) account as of December 31, 2014.

(2)

The aggregate number of shares includes 230,000 by Gabelli Funds, LLC; 378,600 by GAMCO Asset Management, Inc. 187,269 by Teton Advisors, Inc and 9,000 by Mario J. Gabelli, according to a Schedule 13D/A filed with the SEC on April 7, 2015.

(3)

The aggregate number of shares held by Dimensional Fund Advisors LP (“Dimensional”) is owned by four investment companies and certain other commingled group trusts and separate accounts. In its role as investment advisor, Dimensional is deemed to have beneficial ownership of the securities as reported on Schedule 13G filed with the Securities and Exchange Commission on February 10, 2015.

(4)

Messrs. Curtis A. Sampson, Roger H.D. Lacey and Edwin C. Freeman serve as Trustees of the CSI ESOP, and disclaim beneficial ownership of the shares held by the CSI ESOP, except for shares allocated to their respective accounts.

(5)

The aggregate number of shares listed above includes shares owned by Albert Investment Associates, L.P., shares owned by Ira Albert personally, and shares owned by accounts over which Ira Albert has discretionary voting and dispositive authority, as reported on the most recent Schedule 13D/A filed with the Securities and Exchange Commission.

(6)	Includes 20,079 shares owned by Mr. Lacey directly, 18,195 shares subject to options and 4,040 restricted stock units that will be issued as shares on May 21, 2015.

(7)

Includes 71 shares owned by Mr. Blackwood directly, 25,835 shares subject to options, 1,077 restricted stock units that will be issued as shares within 60 days of March 24, 2015 and 9,438 shares allotted to Mr. Blackwood’s CSI ESOP account at December 31, 2014.

(8)

Includes 1,449 shares owned by Mr. Fluegge directly, 16,814 shares subject to options, 979 restricted stock units that will be issued as shares within 60 days of March 24, 2015, and 1,254 shares allotted to Mr. Fluegge’s CSI ESOP account at December 31, 2014.

(9)	Includes 24,640 shares owned by Mr. Freeman directly, 27,085 shares subject to options and 1,631 restricted stock units that will be issued as shares within 60 days of March 24, 2015.

(10)	Includes 399 shares owned by Mr. Otis directly, 5,819 shares subject to options and 1,038 restricted stock units that will be issued as shares within 60 days of March 24, 2015.

(11)	Includes 24,323 shares owned by Ms. Goldberg directly, 18,000 shares subject to options and 4,040 restricted stock units that will be issued as shares on May 21, 2015.

(12)	Includes 12,923 shares owned directly by Mr. Pint, 18,000 shares subject to options and 4,040 restricted stock units that will be issued as shares on May 21, 2015.

(13)	Includes 5,000 shares owned by Mr. Primuth directly and 2,063 restricted stock units that will be issued as shares on May 21, 2015.

(14)

Includes 51,447 shares owned by Mr. Sampson directly, 34,200 shares owned by his spouse and children, 18,000 shares subject to options and 4,040 restricted stock units that will be issued as shares on May 21, 2015.

(15)

Includes 724,613 shares owned by officers and directors as a group directly, 162,668 shares subject to options, 27,349 restricted stock units, 60,314 shares held by their respective spouses and children, 405,000 shares held in irrevocable trusts, 156,478 shares subject to option, and 55,973 shares held by the CSI ESOP for the benefit of these officers and directors.

          Section 16(a) Beneficial Ownership Reporting Compliance

          The Company’s officers, directors and beneficial holders of 10% or more of the Company’s securities are required to file reports of their beneficial ownership with the Securities and Exchange Commission on Forms 3, 4 and 5. According to the Company’s records, the only reporting person who filed a late in the fiscal year ended December 31, 2014 was Roger H.D. Lacey who filed late reporting 277 shares that he purchased through a dividend reinvestment plan.

          Five-Year Performance Graph

          The following graph presents, at the end of each of the Company’s last five fiscal years, the cumulative total return on the common stock of the Company as compared to the cumulative total return reported for the NASDAQ (U.S.), and the NASDAQ Telecommunications Index. Company information and each index assume the investment of $100 on the last business day before January 1, 2009 and the reinvestment of all dividends.

Comparison of Five-Year Cumulative Total Return

Company or Index	2009	2010	2011	2012	2013	2014
Communications Systems, Inc.	$100.000	$118.455	$123.289	$96.579	$109.726	$109.165
NASDAQ US	100.000	129.261	151.943	152.417	177.459	236.879
NASDAQ TELCOM	100.000	110.924	132.294	139.737	168.433	191.004

EXECUTIVE COMPENSATION AND RELATED INFORMATION

COMPENSATION DISCUSSION AND ANALYSIS

          Communication Systems, Inc. (the “Company”) is a leading supplier of products for telecommunications and data communications markets. It also provides information systems products and services for schools and businesses in southeast Florida. Our operations are organized and managed around our three primary business units: Suttle, Inc. (“Suttle”), Transition Networks, Inc. (“TNI”) and JDL Technologies (“JDL”).

          This Compensation Discussion and Analysis (“CD&A”) covers our three fiscal years ending December 31, 2014, with primary emphasis on our 2014 fiscal year. It provides information regarding executive compensation objectives and policies, compensation plans for our Senior Executives (defined below), and compensation paid or potentially payable to the Senior Executives under these plans. This CD&A uses the following terms when discussing executive compensation:

•	“Board” means the Board of Directors of the Company.

•	“Committee” means the Compensation Committee of the Board.

•

“LTI Award”means the grant of an opportunity to earn compensation for longer-term performance in cash or stock, or both, over the course of or following the end of a multi-year period, but, in most cases, only if payment is justified by actual performance as compared to pre-established financial goals.

•

“Named Executive Officers” or “NEOs” means the six individuals who served as a named executive officer during all or a portion of 2014 and whose compensation is reported in the Summary Compensation Table immediately following this CD&A. These individuals are: Curtis A. Sampson, our Interim CEO from January 1 to June 4, 2014, Roger H.D. Lacey, our Interim CEO through the balance of 2014, Edwin C. Freeman, our CFO; Bruce C. Blackwood, the President and General Manager of Suttle; Scott Otis, the President and General Manager of TNI; and, Scott Fluegge, President and General Manager of JDL.

•	“Senior Executives” means a group consisting of the Named Executive Officers and other individuals that collectively comprise our senior management team.

•	“Stock Option” means the right to purchase shares of the Company’s common stock at an exercise price equal to the fair market value of the Company’s common stock on the date the option is granted.

          This CD&A discusses compensation of our Senior Executives generally and provides more detailed information regarding compensation of our Named Executive Officers.

          Compensation Philosophy and Objectives

          The Company’s philosophy with respect to compensation of the Company’s Senior Executives is based on the following objectives:

•	To align compensation with shareholder interests;

•	To reward both annual and long-term financial performance;

•	To provide pay opportunities comparable to opportunities at companies with which the Company competes for management talent; and

•	To maintain internally fair and equitable compensation levels and practices.

          In furtherance of these objectives, the Committee has, over the last several years, generally structured annual and long term compensation to be “performance-based.” In addition, when determining how much performance-based compensation should be paid in Company cash versus equity awards, the Committee has used equity awards to pay long-term compensation.

          Role of the Committee and the Information Used to Determine Compensation

          One of the Committee’s primary responsibilities is to review and approve, or recommend for Board approval, compensation paid to the Company’s Chief Executive Officer, other Named Executive Officers, and other Senior Executives. The Committee carries out this responsibility pursuant to a written charter adopted by the Board. The Committee currently consists of three independent directors that serve on our Board. See “Corporate Governance and Board Matters –Director Independence” above. The Committee is also subject to Board oversight, and other members of the Board frequently participate in deliberations related to executive compensation. Additional information regarding the primary responsibilities of the Committee and its current members is provided above under the caption “Corporate Governance and Board Matters – the Board, Board Committees and Meetings.”

          2012 Shareholder Advisory Vote on Compensation

          In a non-binding, advisory vote at the Company’s 2012 Annual Meeting of Shareholders, the Company’s shareholders approved the Company’s executive compensation program as presented in the Company’s 2012 Proxy Statement. Of the shareholders voting on this matter, 78.8% voted to approve the Company’s executive compensation, 11.7% voted against approval and 9.5% abstained.

          Compensation Consultant

          Under its charter, the Committee has the authority to select, retain, and compensate executive compensation consultants and other experts as it deems necessary to carry out its responsibilities. Over the last several years, from time to time, the Committee has engaged Pearl Meyer & Partners (“PM&P”), a large, national compensation consulting firm, to study and make recommendations regarding the structure of our compensation program. This has included an evaluation of each of the primary components of our compensation program to determine whether we were paying “competitive” compensation, whether our approach was in line with “best practices” for public companies and whether we should change our approach to compensation to better align the interests of our Senior Executives with the interests of our shareholders.

          Comparative Data

          The Compensation Committee periodically compares compensation it pays to Senior Executives to compensation paid by companies of similar size and scope (“comparator group”) so that it will have comparative data for assessing the Company’s market position in compensation levels and practices. In determining 2011 executive compensation the Committee relied on a PM&P study, which supplied data from a comparator group and determined median compensation paid for base salary, annual incentive compensation and long-term incentive compensation, as well as related compensation practices, and compared this information to compensation amounts and practices for the Named Executive Officers and other Senior Executives. Based on this comparison, PM&P made recommendations regarding 2011 executive compensation. Information about comparator group compensation practices in the 2011 PM&P Study also guided determinations of 2012 compensation of the Senior Executives.

          In September 2012, the Committee engaged PM&P to update its 2011 study, including an update of the comparator group (the “2012 PM&P Study”). The comparators used for the 2012 PM&P study consisted of the following companies:

CalAmp Corp.	LeCROY Corporation	Nortech Systems, Inc.
Digi International Inc.	LoJack Corporation	Oplink Communications, Inc
DTS Inc.	Meru Networks Inc.	Optical Cable Corp.
Hutchinson Technology, Inc.	Network Engines, Inc.	ShoreTel, Inc.
KVH Industries Inc.	Network Equipment Technologies Inc.	Zhone Technologies, Inc.

As adjusted for inflation, this information was used in connection with determinations regarding 2013 and 2014 compensation of our Named Executive Officers. Also, in general, our approach in 2014 to executive compensation followed the structure recommended by PM&P in 2011 and 2012 that is presented under “Overview of Components of Executive Compensation” below.

In setting 2013 and 2014 executive compensation the Committee also relied on studies prepared by Company employees based on surveys of manufacturing companies of similar size.

          Overview of Components of Executive Compensation

          Total compensation paid to Senior Executives in 2012, 2013 and 2014 consisted largely of the following elements: base salary, annual bonus compensation, Long Term Incentive Awards, and Stock Option grants. The following table summarizes:

•	Why we choose to pay each of these components to our Senior Executives;

•	What each component is designed to reward and form of payment; and

•	How we determine the amount for each component.

Element of Compensation	Why Component is Paid, Form of Payment & What it Rewards	How Component Was Determined for FY 2014
Base Salary	Provides a fixed level of cash income appropriate to the position. Based on the individual’s experience, scope of responsibility and the level of performance.	Set at levels near median of market data
Annual Bonus Compensation

Provides incentive to achieve annual Company-wide or business unit objectives.

Paid primarily in cash.

Rewards achievement only if actual performance is within Committee-determined performance goals specifying minimum, target and maximum levels of achievement.

Target bonus is a percentage of base salary
Long Term Incentive Awards (“LTI Awards”)

Provides an incentive to build long-term shareholder value.

Payout usually follows conclusion of a three year performance period, with amount of payout tied to achievement in relation to performance goals.

Aligns executives’ interests to interests of shareholders.

Payout, if earned, is 100% stock.

Rewards superior long-term performance.

Facilitates executive retention.

Grant date value of LTI Award is a percentage of the Senior Executive’s base salary
Stock Options

A right to purchase shares equal to market price when granted; option only valuable as stock price appreciates.

2014 stock options vest over 4 years beginning one year after grant date; expire in 2021.

Provides incentive for delivering long-term shareholder value and aligns interests of executives with shareholders.

Rewards superior long-term performance.

Facilitates executive retention.

Grant date value of Stock Options (based on the Black-Scholes valuation model) granted to each Senior Executive as a percentage of base salary

          Over the next several pages we present further information regarding each of these components, as well as other benefits provided and compensation paid to our Senior Executives is presented.

          Base Salaries

          Base salaries of the Company’s executive officers are established by reference to average base salaries paid to executives in similar positions with similar responsibilities using information supplied by PM&P and other sources. Base salaries are generally reviewed annually in December of each year and adjustments are made effective as of January 1 of the following year. From time to time, however, promotions and other events require adjustments at other points in the year. While emphasis is placed on measurable financial factors, when it determines base salaries the Committee also considers factors such as development and execution of strategic plans, changes in areas of responsibility, potential for assuming greater responsibility and the development and management of employees,. The Committee does not, however, assign specific weights to these various quantitative and qualitative factors in reaching its decisions.

          At the beginning of 2014, the following adjustments were made in base salaries of individuals then serving as our Named Executive Officers: Mr. Freeman, 3% increase; Mr. Blackwood, 3% increase; Mr. Otis, 1% increase; and Mr. Fluegge, 3% increase. Mr. C. Sampson served as Interim CEO from January 1 to June 4, 2014, but received no compensation for assuming this responsibility beyond compensation for his service on the Board. Mr. Roger H.D. Lacey became Interim Chief Executive Officer on June 4, 2014 and, at that time, his annual rate of base compensation was set at $250,000.

          The following table shows the annual rate of the base salary of each individual who served as a NEO during all or part of 2014 and the actual amount of base salary paid to each such NEO in 2014.

Named Executive Officer	Position	Annual Rate of Base Salary	Amount Paid in 2014
Curtis A. Sampson[1]	Interim Chief Executive Officer	-0-
Roger H.D. Lacey[2]	Interim Chief Executive Officer	$250,000	$133,718
Edwin C. Freeman	Chief Financial Officer	206,000	206,000
Bruce Blackwood	President & General Manager, Suttle	204,079	204,079
Scott Fluegge	President & General Manager, JDL	185,400	185,400
Scott Otis	President & General Manager, TNI	196,723	196,723

1.	In 2014, Mr. Sampson was not paid a base salary, but continued to receive compensation as a director and as Board Chair totaling $58,750 in 2014.
2.	Prior to his appointment as Interim CEO effective June 4, 2014, Mr. Lacey received compensation as Vice Chair and as a director totaling $50,000.

          Annual Performance-Based Bonus Plan

          Bonuses are paid under the Company’s Annual Bonus Plan (“Bonus Plan”) to NEOs and other Senior Executives during the course of and following the end of each fiscal year based on achievement in relation to objective financial goals set at the beginning of the fiscal year. These bonuses are intended to provide Senior Executives with an opportunity to receive additional cash compensation, but only if justified by achievement in relation to pre-established financial goals.

          At the beginning of each fiscal year, the Committee determines what objective performance measures it will use to assess financial performance by the Company overall and by each business unit. In addition, the Committee assigns a percentage weight to the various measures that are applied when determining the total bonus to be paid to each executive, with primary emphasis usually given to revenue and operating income. The Committee concurrently determines specific goals for each of these performance measures. Most performance measures, both for overall Company performance and for business unit performance, have three goals to which achievement is compared: “threshold,” “target” and “maximum,” with “target” goals generally being equal to the Company’s budget for that performance measure.

          Whether and to what extent compensation is paid under the Bonus Plan is determined following the end of quarterly, semi-annual and annual periods. For certain performance measures (“Category 1 Performance Measures”), a comparison of achievement to performance goals is made after the end of each of the four quarters and after year end. With respect to Category 1 Performance Measures, the Company compares quarterly results and annual results to goals, and a bonus is paid if quarterly or annual performance (overall or for the business unit, as applicable) is at least 80% of the target goal for that performance measure. For other performance measures (“Category 2 Performance Measures”), a comparison of achievement to performance goals is made after six months and/or after twelve months. With respect to Category 2 Performance Measures, the Company compares six month and twelve month results to goals, and a bonus is paid if six month or twelve month achievement (overall or for the business unit, as applicable) is at least 80% of the target goal for that performance measure. Finally, for a third set of performance measures (“Category 3 Performance Measures”), a comparison of achievement to performance goals is made after the first and second half of the year, and for the year as a whole. With respect to Category 3 measures, the Company compares first half, second half and annual results to goals, and a bonus is paid if first half, second half or annual achievement equals or exceeds the goals established for the respective period.

The following table presents for 2014: (i) the performance measures selected to measure consolidated Company performance and business unit performance, (ii) the “performance measure category” used to determine how often and for what time period performance is measured, (iii) the relative weight assigned to each of the performance measures in determining annual bonus compensation, (iv) threshold, target, and maximum achievement levels for each performance measure selected, and (v) actual 2014 achievement under each performance measure.

Performance Measure Applicable	Performance Measure Category*	% Weight Assigned	Annual Threshold Goal ($)	Annual Target Goal ($)	Annual Maximum Goal ($)	Actual Achievement ($)
Company Overall
Total Revenue	1	60%	128,273,000	131,319,510	157,583,412	119,540,582
Operating Income	1	40%	5,594,000	9,240,565	11,088,678	5,636,428

Transition Networks
Total Revenue	1	25%	43,856,640	45,240,000	54,288,000	43,173,864
Gross Margin %	1	40%	47.5%	51.5%	55.5%	44.5%
Breakeven Q3/Q4	2	35%	599,000	737,000	2,211,000	(1,379,976)

Suttle
Total Revenue	1	50%	52,000,000	59,900,000	71,880,000	67,330,307
Operating Income	1	25%	4,288,500	4,765,000	7,147,500	8,367,205
Gross Margin %	1	25%	27.7%	29.1%	33.6%	31.2%

JDL
Education Revenue	3	30%	6,815,677	8,519,596	10,223,515	6,503,880
Services Revenue	3	40%	1,196,760	1,994,600	2,393,520	932,653
Operating Income	3	30%	1,448,000	2,172,000	3,376,000	(734,402)

          Concurrent with determining and assigning weight to the various performance measures, and the goals against which achievement is measured, the Committee determines a “target” bonus opportunity and a “maximum” bonus opportunity that may be earned by each of the Senior Executives as a percentage of their base salary if actual performance exceeds applicable threshold performance goals. In 2014, the “target” annual bonus opportunity assigned to the Senior Executives ranged from 30% to 55% of their respective base salaries, and their respective “maximum” bonus opportunities were approximately 160% to 185% of their respective target bonus opportunities if actual achievement equaled or exceeded maximum performance goals.

          Bonuses paid to Named Executive Officers leading the entire enterprise (only Mr. Freeman in 2014), rather than a specific business unit, are based on comparing the Company’s actual annual consolidated performance to the “threshold,” “target” and “maximum” goals for performance measures used to measure overall Company actual performance. Bonuses paid to Named Executive Officers that lead business units (Mr. Blackwood, Mr. Fluegge and Mr. Otis) are based on comparing the actual performance of each leader’s respective business unit to the “threshold,” “target” and “maximum” goals for performance measures used to measure that business unit’s performance.

          The table below presents the bonus opportunity for the four Named Executive Officers participating in the 2014 Bonus Plan as a percentage of their respective base salaries upon achievement of the “target” goal or “maximum” goal for each performance measure (weighted as indicated above), the dollar value of the opportunity at target and maximum achievement, and the actual amount paid in cash to the four NEOs participating in the 2014 Bonus Plan based on actual achievement in relation to goals for performance measures under the Company’s 2014 Annual Bonus Plan.

Named Executive Officer*	Bonus Opportunity as % of 2014 Base Salary at Target Achievement	Dollar Value of Bonus Opportunity at Target Achievement	Bonus Opportunity as % of 2014 Base Salary at Maximum Achievement	Dollar Value of Bonus Opportunity at Maximum Achievement	Annual Bonus Paid Based on Actual Achievement

Edwin C. Freeman	55%	$113,300	99%	$203,940	$27,873

Bruce Blackwood	50%	$102,040	88%	$178,569	$146,650

Scott Otis	50%	$98,362	81%	$159,837	$6,798

Scott Fluegge	50%	$92,700	93%	$171,495	$8,572

* NEOs C. A. Sampson and R. Lacey did not participate in the 2014 Bonus Plan.

          2014 Discretionary Bonuses

          While it is the general policy of the Committee to pay incentive compensation only based on performance in relation to measurable goals, the Committee believes there are circumstances where the payment of discretionary bonuses based on qualitative and subjective considerations may be appropriate. Following the conclusion of fiscal 2014, the Committee determined it was desirable and in the best interest of the Company to pay discretionary bonuses to certain employees based on the Committee’s judgment that those individuals made important contributions to the Company or a business unit that should be rewarded apart from achievement in comparison to goals under performance measures. This included discretionary bonuses paid to the following Named Executive Officers: Mr. Freeman, $28,777; Mr. Fluegge, $50,000; and Mr. Otis, $50,000.

          Long-Term, Incentive-Based Compensation

          Overview of Long-Term Incentive Compensation

          It is the Board’s policy to provide opportunities to our Senior Executives to earn long-term, incentive compensation that is paid shares of Company stock. Generally this has taken the form of the following forms of equity awards:

•

Long Term Incentive Awards (“LTI Awards”). LTI Awards provide the opportunity to earn a payout in Company stock after the end of multi-year performance periods, to the extent earned by actual performance compared to performance goals over a three-year period. While in 2014, due to unique circumstances discussed below, we used a different approach to long term compensation, in 2015 we resumed our practice of paying long term compensation in stock after the end of multi-year performance periods, to the extent earned by actual performance compared to performance goals over a three-year period.

•

Stock Options. Stock Options are granted on an annual basis, vest over four years beginning one year after the award is made, and only provide value to the executive if the Company’s stock price increases over the exercise price of the option.

          Long-term compensation opportunities for our NEOs and other Senior Executives are determined under a two-step process. First, the Committee determines the total opportunity (expressed in dollars) that each Senior Executive should be given to earn long-term incentive compensation (“Total Target LTI Opportunity”). Over the last several years this percentage has ranged from 20% to 100% of the Senior Executive’s base compensation. Second, an allocation of the Total Target LTI Opportunity is then made to LTI Awards and Stock Options. In 2011 through 2013 and in 2015 the Committee generally allocated 70% of each executive’s Total Target LTI Opportunity to an LTI Award and 30% to Stock Options. In 2014, the allocation was 50% to a non-performance based LTI Award and 50% to Stock Options.

          LTI Awards that are performance-based and payable in stock following the end of a three-year period represent “Performance Share Units” or “PSUs” under the 2011 Plan. The number of PSUs awarded to each NEO is determined by dividing the dollar value of the NEO’s LTI Award by the average price of the Company’s stock over a 20-business-day period beginning on or about March 1 of each year. Each PSU represents the potential issuance of one share of common stock; the number of PSUs actually issued as shares of stock depends on actual achievement in relation to performance goals for the three year period. The number of shares covered by options granted to each NEO is determined by dividing the dollar value of the Total Target LTI Opportunity allocated to Stock Options by the Black Scholes valuation for one option based on a share price of the Company’s stock as of a specific date during the second half of March in each year: this share price is also the exercise price of the Stock Options.

          Long Term Incentive Awards –2011 to 2013

          From 2011 to 2013, LTI Awards were granted to executives under the Company’s “Long-Term Incentive Plan” or “LTI Plan.” The LTI Plan provides that LTI Awards may be paid out in Company stock or cash to the extent earned in relation to long-term performance goals as determined at the beginning of each three-year performance period. Over the 2011 to 2013 period an increasingly greater percent was paid in stock rather than cash; and, at the beginning of 2013, the Committee determined payouts for the 2013 –2015 Performance Period would be 100% stock.

          Long-term performance was measured over three-year Performance Periods that were established every year. At the beginning of each three-year performance period, the Company selected objective performance measures and determined Minimum, Target and Maximum performance goals for each measure. In 2011, 2012 and 2013, the Committee selected as performance measures (i) consolidated pretax average return on assets over the three-year period (“Three Year Average ROA) and (ii) consolidated cumulative revenue over the three-year period (“Three Year Cumulative Revenue”), and established Minimum, Target, and Maximum performance goals for each of these performance measures. As discussed above, at the beginning of each performance period, LTI Awards were granted to each Senior Executive with each award providing for a Target opportunity having a value equal to 70% of the executive’s Total LTI Opportunity, if the Target performance goals are achieved, and a Maximum opportunity two times the amount of the Target opportunity, if the performance goals at Maximum are achieved.

          The Committee determines the amount payable under the LTI Awards by comparing actual performance against the goals following the end of each Performance Period. The Committee measures actual consolidated pretax return on assets (“ROA Achievement”) compared to Minimum, Target and Maximum performance goals for the Three Year Average ROA and measures actual revenue (“Revenue Achievement”) compared to Minimum, Target and Maximum performance goals for the Three Year Cumulative Revenue. In each case, actual performance equal to or less than the Minimum performance goal represents 0% achievement, actual performance equal to the Target performance goal represents 100% achievement, and actual performance at or above the Maximum performance goal represents 200% achievement. ROA Achievement and Revenue Achievement are then plotted on a matrix where one axis (from 0% to 200%) represents performance goals for Three Year Average ROA over the range from Minimum to Target to Maximum, and the other axis (from 0% to 200%) represents performance goals for Three Year Cumulative Revenue over the range from Minimum to Target to Maximum. The intersection of ROA Achievement and Revenue Achievement on the matrix determines a percentage that will be multiplied by the amount of the Target opportunity specified in the LTI Award for each Senior Executive to determine the payout earned by that executive.

          2011 - 2013 Performance Period Goals and Results

          For Incentive Awards covering the 2011 - 2013 Performance Period, the Committee selected the following Minimum, Target and Maximum performance goals for the Three Year Average ROA and Three Year Cumulative Revenue:

	Minimum	Target	Maximum

Three Year Average ROA	13%	18%	21%

Three Year Cumulative Revenue	$400 million	$430 million	$460 million,

          The Company’s actual Three Year Average ROA was 14.4% and the Company’s actual Three Year Cumulative Revenue Achievement was $380 million. Because the Company’s 2013 Revenue Achievement was less than $400 million, there was no payout for LTI Awards for the 2011 - 2013 Performance Periods.

          2012 - 2014 Performance Period Goals and Results

          For Incentive Awards covering the 2012 - 2014 Performance Period, the Committee selected the following Minimum, Target and Maximum performance goals for the Three Year Average ROA and Three Year Cumulative Revenue:

	Minimum	Target	Maximum

Three Year Average ROA	12%	17%	20%

Three Year Cumulative Revenue	$395 million	$425 million	$455 million

          The Company’s actual Three Year Average ROA was 6.7% and the Company’s actual Three Year Cumulative Revenue Achievement was $356 million. Because the Company’s 2013 ROA and Revenue achievement was less than the targets, there was no payout for LTI Awards for the 2012 - 2014 Performance Period.

          Long Term Awards for the 2013 - 2015 Performance Period

          For Incentive Awards covering the 2013 - 2015 Performance Period, the Committee again selected Three Year Average ROA and Three Year Cumulative Revenue, and established Minimum, Target, and Maximum performance goals for each of these performance measures. Also, at the beginning of 2013, Incentive Awards were granted to each Senior Executive for the 2013 –2015 performance period, and each award provided for a Target opportunity to stock having a value equal to 70% of the executive’s Total LTI Opportunity, if the Target performance goals are achieved, and a Maximum opportunity two times the amount of the Target opportunity, if the performance goals at Maximum are achieved.

          Following the end of fiscal 2015, the Committee will determine the amount payable under the 2013 Incentive Awards by comparing actual performance against the goals following the methodology described above.

          The current Named Executive officers who served as Named Executive Officers in 2013 are eligible to receive payouts to the extent earned for the 2013 - 2015 Performance Period of the Long-Term Incentive Plan. The following table shows the amount of shares of stock that may be issued to the three Named Executive Officers at Target and Maximum Levels of performance.

	Target Incentive Opportunity Payable under the LTI Plan		Maximum Incentive Opportunity Payable under the LTI Plan
Named Executive Officer	$ Value of Opportunity	Potential Shares Issuable	$ Value of Opportunity	Potential Shares Issuable

Mr. Blackwood	$55,478	5,329	$110,956	10,658

Mr. Fluegge	$50,400	4,841	$100,800	9,682

Mr. Otis	$36,362	3,493	$72,724	6,986

          The Company is unable at this time to determine whether and to what extent the Company’s achievement in relation to performance goals at the conclusion of the 2013 - 2015 Performance Period will exceed the minimum performance goals and is therefore unable to predict to what extent, if any, Participants will be entitled to the issuance of shares pursuant to PSUs awarded to them under the LTI Plan for the 2013 - 2015 Performance Period

          2014 Long Term Incentive Compensation Awards

          During the second half of 2013 the Board was engaged in an examination of challenges, opportunities, strengths and weaknesses of each of our business units, as well as issues affecting the enterprise overall. As a result of this study the Board restructured the Company’s Senior Management from a “top down” business structure to a holding company structure more appropriate for the entrepreneurial requirements of each business unit. As a result of this change the management of each business unit (Suttle, Transition, and JDL) was empowered to operate with a high degree of autonomy in virtually all areas of its respective operations. With this in mind and given that the Company’s business units were in different stages in their development, the Board determined it would be necessary to substantially restructure its approach to long term, performance-based executive compensation through LTI Awards. Recognizing, however, that the development of a new LTI Plan would require a number of months to study alternatives and then formulate a plan, it was deemed necessary to develop a “bridge plan” for 2014. Having these considerations in mind the Board approved that the allocation of long term opportunities would be assigned 50% to stock option grants and 50% to restricted stock units (RSUs) vesting over a three-year period. This assured that one component of our long term compensation program would be performance-based, because stock options only deliver value if the price of the common stock increases over the term of the option. Also, while not performance-based, to derive value from the RSUs requires a sustained commitment to maintain employment and contribute to the success of the Company over the three year period.

          The following table presents for each Named Executive Officer to which a Total Target LTI Opportunity was assigned at the beginning of 2014, the percent of base compensation that was used to determine that officer’s respective Total Target LTI Opportunity, the grant date dollar value of the Total Target LTI Opportunity, and the allocation of this total dollar value to LTI Awards in the form of Restricted Stock Units and Stock Option grants.

		Long Term Opportunity in Dollars(1)		Allocation of Long Term Opportunity in Dollars to Restricted Stock Units and Stock Options

	2014 Base Salary	% Base Salary	Grant Date Dollar Value	Value of LTI Opportunity Allocated to Restricted Stock Units	Shares Covered by Restricted Stock Units(2)	Value of LTI Opportunity Allocated to Stock Options	Shares Covered by Option Grant(3)

Mr. Freeman	$206,000	60%	$123,600	$61,800	4,893	$61,800	25,122
Mr. Blackwood	$204,079	40%	$81,632	$40,816	3,232	$40,816	16,592
Mr. Otis	$196,723	40%	$78,689	$39,345	3,115	$39,345	15,994
Mr. Fluegge	$185,400	40%	$74,160	$32,080	2,936	$37,080	15,073

(1)	Allocated 50% to LTI Awards and 50% to Stock Options as presented, respectively, in the last four columns.

(2)

The number of RSUs was determined by dividing the dollar value of the LTI Opportunity Allocated to Restricted Stock Units by the 20 business day average price of the Company’s stock beginning Mach 1, 2014.

(3)

We determined the number of shares covered by Stock Options granted to each Senior Executive in 2014 by dividing of the dollar value of the LTI Opportunity Allocated to Stock Options for each executive as discussed above by $2.46, an amount determined by using a Black Scholes valuation for the options based on a share price of $12.99. The exercise price of each option is $12.97 (the closing market price on March 21, 2014); and, each option vests 25% each year beginning March 21, 2015 and expires March 21, 2021.

2015 Annual Bonus and Long Term Incentive Awards

          On February 27, 2015, the Compensation Committee and the Board awarded annual bonus opportunities and long term incentive opportunities to the Named Executive Officers and other Senior Executives.

          Awards under the 2015 Annual Bonus Plan

          Under the Bonus Plan applicable to the 2015 fiscal year, the Compensation Committee determined awards for the three business unit leaders (Mr. Blackwood, Mr. Fluegge and Mr. Otis) using generally the same methodology described above under “Annual Performance Based Bonus Plan” in 2011 through 2013. Performance measures for the three business units generally include revenue and operating income, with primary weight given to achieving revenue and operating income targets.

          The three Named Executives leading business units will earn bonuses based on achievement in comparison goals determined for their respective business unit. Unlike 2014 and in earlier years, Mr. Lacey, appointed CEO on February 27, 2015, Mr. Freeman, our CFO, will (i) earn 80% of their bonus based on achievement by the three business units compared to their respective goals, which will be weighted 54.5% with respect to Suttle’s performance, 36.8% as to Transition Network’s performance and 8.7% as to JDL’s performance and (ii) earn 20% of their potential long term incentive opportunity based on parent company performance measures.

          The following table shows potential bonus amounts as a percentage of salary that may be earned by the NEOs for 2015 performance under the Annual Bonus Plan upon achievement of their respective performance goals at target and maximum levels of performance.

Executive Officer and Title	Cash Bonus Payable if Target Goals Achieved	Cash Bonus Payable if Maximum Goals Achieved

Roger H. D. Lacey	$150,000	$222,255
Vice Chairman and CEO

Edwin C. Freeman	$116,699	$172,913
Chief Financial Officer

Bruce Blackwood	$117,856	$206,247
President & General Manager,
Suttle

Scott Otis	$113,608	$161,891
President & General Manager,
Transition Networks, Inc.

Scott Fluegge	$105,029	$147,041
President & General Manager,
JDL Technologies

          Long Term Incentive Awards for 2015

          On February 27, 2015, the Compensation Committee also determined the overall design and other features of the Company’s LTI Plan for the 2015 through 2017 performance period (the “2015-2017 Period”) as applied to the Named Executives. In large measure the Committee resumed using the approach to long term compensation followed in 2011 to 2013, first determining the percentage of each NEO’s base salary that should be the dollar value of the Total LTI Opportunity and then allocating this total opportunity 70% to LTI Awards in the form of Performance Share Units (PSUs) and 30% to Stock Options.

          For the 2015-2017 Period, with respect to LTI Awards in the form of PSUs, it was determined that performance measures, weighting of performance measures, specific “minimum,” “target” and “maximum” goals for each performance measure, the dollar value of opportunities for the Named Executives to earn incentive compensation, in each case, at target and maximum level of performance and form of payment would be established at the beginning of each year in the three year Performance Period, and that achievement in relation to target goals in each year would be determined and vested as of the end of the year, but with payment of such incentive compensation contingent upon continued employment through the end of the 2015-2017 Period. For 2015, the first year of the three year period, the Committee determined that the performance measures and the minimum, target and maximum goals for business unit leaders would be specific to their respective business unit, while the CEO and CFO would (i) earn 80% of their potential long term incentive opportunity based on the success of the three business units in relation to achievement of their respective goals, weighted 54.5% with respect to Suttle’s performance, 36.8% as to Transition Network’s performance and 8.7% as to JDL’s performance; and, (ii) earn 20% of their potential long term incentive opportunity based on parent company level performance measures approved by the Compensation Committee. For each Named Executive, the dollar value of their LTI Award opportunity is divided by the average price of the Company’s stock over the 20 business day period beginning March 1, 2015, with the number so determined becoming an award of the same number of PSUs, with each PSU representing the potential issuance of one share of Company stock..

The following table shows the dollar value of the PSUs awarded to each of the Named Executive that would result in the issuance of shares of Company common stock after the end of the 2015-2017 Period based on achievement of applicable 2015 target and maximum goals, and also presents the number shares covered by stock options granted to each NEO the dollar value of which equals 30% of each NEOs LTI Opportunity.

	Dollar Value of PSUs Awarded in 2015 Under the Company’s Long-term Incentive Plan (70% of Total LTI Opportunity in $)		Stock Options Granted to Named Executive Officers (30% of Total LTI Opportunity)

Executive Officer and Title	If Target Goals Achieved	If Maximum Goals Achieved

Roger H. D. Lacey	$96,250	$144,375	22,655
Vice Chairman & CEO

Edwin C. Freeman	$74,263	$111,395	17,480
Chief Financial Officer

Bruce Blackwood	$74,999	$112,499	17,653
President & General Manager,
Suttle Inc

Scott Otis	$72,296	$108,444	17,017
President & General Manager,
Transition Networks

Scott Fluegge	$68,837	$100,255	15,732
President & General Manager,
JDL Technologies

          Other Compensation

          In addition to participating in Company-wide plans providing health, dental and life insurance on the same basis as all of our other U.S. based employees, our Senior Executives receive other compensation in various forms, primarily the following:

•

An annual contribution to the Company’s Employee Stock Ownership Plan and Trust (“ESOP”), generally equal to 3% of the executive’s W-2 income, which is used to acquire shares of the Company’s stock that are beneficially owned by the Executive inside the ESOP.

•	An annual matching contribution of up to 50% of each executive’s personal contribution to the Company’s 401(k) Plan up to the first 6% of such personal contribution.

•	A car allowance or company car.

•	In individual, unique circumstances, additional compensation to support an overseas assignment or travel to a residence away from the Company’s offices.

          The amount of such other compensation for our Named Executive Officers is presented in the column titled “All Other Compensation” under the “Summary of Executive Compensation Table,” and the “Other Compensation Table.”

          Stock Ownership Guidelines

          The Company has adopted guidelines for stock ownership by our Senior Executives. For our Chief Executive Officer, the guideline is beneficial ownership of shares valued at three times base salary; for our Chief Financial Officer the guideline is beneficial ownership of shares valued at two times base salary; and, for all other Senior Executives, guideline is being a beneficial owner of shares having a value equal to one times base salary. Stock ownership includes shares held directly and shares beneficially held in the Company’s ESOP, but does not include unexercised stock options or shares potentially payable under Incentive Awards. The Company annually reviews progress towards achieving ownership equal to the ownership guidelines.

          Consideration of Risk in Compensation

          The Company believes placing substantial emphasis on long-term incentive compensation encourages executives to direct their efforts to promote the creation of long-term shareholder value and that promoting the creation of long-term value discourages behavior that leads to excessive risk. The Committee believes that the following features of our compensation programs provide incentives for the creation of long-term shareholder value and encourage high achievement by our executive officers without encouraging inappropriate or unnecessary risk taking:

•	We balance rewards for short and long-term decision making by providing both annual bonus compensation and long-term incentive compensation.

•	Our long-term incentives in the form of stock options become exercisable over a four-year period and remain exercisable for up to seven years from the date of grant.

•	Our Incentive Awards become payable only if, after completion of a multi-year period, actual performance over the period compared to pre-established performance goals justifies a payment.

•

Because of our stock ownership guidelines, officers and key employees require all executives to make progress towards owning stock equal to at least one times their base compensation, we believe our Named Executive Officers would become less likely to expose the Company to inappropriate or unnecessary risks.

•

The financial metrics used in our incentive compensation programs are measures the Committee believes drive long-term shareholder value. Moreover, the Committee attempts to set ranges for these measures that encourage success without encouraging excessive risk taking to achieve short term results. In addition, all forms of incentive compensation specify a maximum amount that cannot exceed two times the target amount, no matter how much financial performance exceeds the ranges established at the beginning of the year.

          Compensation Committee Report

          The Committee has reviewed the Compensation Discussion and Analysis set forth above. Based upon this review, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by the Compensation Committee of CSI’s Board of Directors

Richard A. Primuth (Chair) Gerald D. Pint Randall D. Sampson

SUMMARY COMPENSATION TABLE

          The following table presents information regarding compensation earned in 2014, 2013, and 2012 for services in all capacities by (i) Curtis A. Sampson, the Company’s Interim Chief Executive Officer from September 3, 2013 until June 4, 2014, (ii) Roger H.D. Lacey, the Company’s Interim Chief Executive Officer beginning June 4, 2014, (iii) Edwin C. Freeman, the Company’s Chief Financial Officer, and (iv) the three other most highly compensated executive officers of the Company in 2014 (together referred to as the “Named Executive Officers,” or “NEOs”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Options Award (#) (2)	Non-Equity Incentive Plan Compensation ($) (3)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (4)	Total ($)

Curtis A. Sampson	2014	—		29,933	30,000	—	—	58,750	118,743
Chairman and Interim	2013	—	—	40,000	—	—	—	67,500	107,500
CEO

Roger H.D. Lacey
Vice Chair and	2014	133,718	24,991	25,000	—	—	—	50,577	234,286
Interim CEO

Edwin C. Freeman	2014	206,000	28,777	61,163	61,800	27,873	—	13,066	398,679
Chief Financial	2013	56,154	25,000	51,928	11,999	—	—	55,252	200,333
Officer (5)

Bruce Blackwood	2014	204,079	—	40,400	122,816	146,650	—	23,307	537,252
President and	2013	198,135	—	697	23,776	88,367	—	33,613	344,589
General Manager,	2012	188,700	—	—	21,000	83,715	—	45,372	338,486
Suttle

Scott Otis	2014	196,723	50,000	38,938	121,345	6,798	—	14,315	428,118
President and General	2013	54,687	24,347	—	7,792	—	—	2,766	89,591
Manager, Transition
Networks (6)

Scott Fluegge	2014	185,400	50,000	36,700	37,080	8,572	—	23,431	341,183
President and General	2013	180,000	—	—	21,601	68,995	—	17,716	288,311
Manager, JDL	2012	165,000	—	—	19,800	3,342	—	9,878	198,020
Technologies

(1)

Represents stock earned under the Company’s Annual Bonus Plan and Long-Term Incentive Plan (“LTI Plan”). The values expressed represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 and Item 402(r)(2)(iv) of Regulation S-K, using the assumptions discussed in Note 8, “Stock Compensation” in the notes to consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2014. For further information see “CD&A - Discussion of Executive Officer Compensation.”

(2)

The values expressed represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 and Item 402(r)(2)(iv) of Regulation S-K, using the assumptions discussed in Note 8, “Stock Compensation,” in the notes to consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2014. For further information see “CD&A-– Discussion of Executive Officer Compensation.”

(3)	Represents amounts earned under the Company’s Performance Unit Plan. See “Non-Equity Incentive Plan Compensation Table” below.

(4)	See “Other Compensation Table” below.

(5)

Mr. Freeman was appointed as the Chief Financial Officer of the Company effective September 3, 2013. Mr. Freeman’s 2013 $51,928 stock awards included $40,000 of non-employee director awards that were forfeited when he was appointed CFO.

(6)	Mr. Otis was appointed President and General Manager of Transition Networks on September 4, 2013.

          Non-Equity Incentive Plan Compensation Table

          The following table provides a breakdown of information under the column “Non-Equity Incentive Plan Compensation” in the preceding Summary Compensation Table.

Name	Year	Short-Term Plans ($)	Long-Term Plans ($)
Mr. Lacey	2014	$—	—

Mr. Freeman	2014	$27,873	—
	2013	$25,000	—

Mr. Blackwood	2014	$146,650	—
	2013	$88,367	—
	2012	$83,715	—

Mr. Otis	2014	$6,798	—
	2013	$24,347

Mr. Fluegge	2014	$8,572	—
	2013	$68,995	—
	2012	$3,342	—

          Other Compensation Table

          The following table provides a breakdown of information under the column “Other Compensation” above.

Name	Year	Contributions to Defined Contribution Plan ($)	Non-Elective Contributions to CSI Defined Contribution Plan ($)	Non- employee Director Fees	Auto and Travel Allowance	Total ($)
Mr. Sampson	2014	—
	2013	—

Mr. Lacey	2014	—	577	50,000	—	50,577

Mr. Freeman	2014	—	5,316		7,750	13,066
	2013	—	606	52,470	2,176	55,252

Mr. Blackwood	2014	7,800	7,757	—	7,750	23,307
	2013	7,650	6,213	—	19,750	33,613
	2012	7,500	6,718	—	31,154	45,372

Mr. Otis	2014	—	6,565	—	7,750	14,315
	2013	—	590	—	2,176	2,766
	2012	—	—	—	—	—

Mr. Fluegge	2014	7,800	7,881	—	7,750	23,431
	2013	5,481	4,485	—	7,750	17,716
	2012	—	1,936	—	7,942	9,878

          Grants of Plan-Based Awards in 2014

          The following table sets forth certain information concerning plan-based awards granted to the Named Executive Officers during the fiscal year ending December 31, 2014.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)
Name	Grant Date	Target ($)	Maximum ($)	All Other Stock Awards	All Other Option Awards (#)	Exercise or Base Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards ($)(2)

Mr. C. Sampson(3)	6/4/2014	—	—		9,756	11.70	$20,000
	6/4/2014			1,709			20,000
	7/1/2014				4,112	12.90	10,000
	7/1/2014			775			10,000

Mr. Lacey	6/4/2014	—	—	—	12,195	11.70	25,000
	6/4/2014	—	—	2,136	—	—	25,000

Mr. Freeman	3/21/2014	113,300	203,940	—	25,122	12.97	61,800
	3/28/2014	—	—	4,893	—	—	61,163

Mr. Blackwood	3/21/2014	102,040	146,650	—	16,592	12.97	40,816
	3/28/2014	—	—	3,232	—	—	40,400
	6/4/2014	—	—	—	40,000	11.70	82,000

Mr. Otis	3/21/2014	98,362	159,837	—	15,997	12.97	39,345
	3/28/2014	—	—	3,115	—	—	38,938
	6/4/2014				40,000	11.70	82,000

Mr. Fluegge	3/21/2014	92,700	171,495	—	15,073	12.97	37,080
	3/28/2014	—	—	2,936	—	—	36,700

(1)

Represents potential bonuses that may have been earned by the NEOs under our Annual Bonus Plan. Under the matrices associated with this plan, achievement of the performance goals at less than target level will result in a decreasing bonus until the achievement fails to meet the minimum performance goals, at which point the executive officer is entitled to no incentive payment in that there is no “threshold” level of achievement. See the column entitled “Non-Equity Incentive Plan” of the Summary Compensation Table for the amounts actually paid. For an explanation of our Annual Bonus Plan, see “CD&A—Discussion of Executive Officer Compensation.”

(2)

Valuation of awards based on the grant date fair value of those awards computed in accordance with FASB ASC Topic 718 using assumptions discussed in Note 8, “Stock Compensation,” to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2014.

(3)	The All Other Stock Awards and All Other Option Awards for Mr. Sampson were adjusted, along with similar awards for other directors. See footnote 3 to table under “Director Compensation” below.

          Outstanding Equity Awards at Fiscal Year-End

          The following table sets forth certain information concerning outstanding equity awards held by Named Executive Officers as of December 31, 2014.

	Number of Securities Underlying Unexercised Options				Shares or Units of Stock that have not Vested			Equity Incentive Plan Awards: Unearned Shares, Units or Other Rights that have not Vested
Name	Exercisable (#)	Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number (#)		Market Value ($)	Number of (#)	Market or Payout Value of ($)

Mr. C. Sampson	—	—	—	—	4,040	(1)	42,420	—	—
					1,709		17,945
					775		8,138
		9,756	11.70	6/4/2021
		4,112	12.90	7/1/2021
Mr. Lacey					4,040	(1)	42,420

Mr. Freeman	1,402	4,205	11.81
		25,122	12.97
								10,758	112,959
				1,010	11,251
				4,893	51,377
Mr. Blackwood	5,303	1,768	14.15	3/3/2018
	4,529	4,529	13.10	3/15/2019
	3,911	11,732	10.10	3/15/2020
		16,592	12.97	3/21/2021
		40,000	11.70	6/4/2021
					3,232		33,936
								10,658	111,909
Mr. Otis	910	2,731	11.81	3/15/2020
		15,994	12.97	3/21/2021
		40,000	11.70	6/4/2021
								6,986	73,353
Mr. Fluegge	3,960	3,960	13.10	3/15/2019
	3,553	10,658	10.10	3/15/2020
		15,073	12.97	3/21/2021
					2,936		30,828
								9,682	101,661

(1)	Represents restricted stock units that were granted at the 2013 Annual Shareholders Meeting that vested on May 21, 2014 and will be issued one year after the vesting date.

2014 Options Exercised and Stock Vested

          The following table sets forth certain information concerning options exercised and stock awards vested during 2014 for the named executive officers.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)

Curtis A. Sampson			3,697	40,852

Roger H.D. Lacey			5,833	64,786

Edwin C. Freeman	3,000	9,870	3,697	40,852.

Bruce Blackwood

Scott Otis

Scott Fluegge

(1)

For option awards, represents the difference between the exercise price and the fair market value of our common stock on the dates of exercise and for stock awards, represents the number of shares vested multiplied by the fair market value of our stock on the vesting date.

POTENTIAL PAYMENTS UNDER CHANGE OF CONTROL

          The Company has entered into Change of Control Agreements (“CIC Agreements”) with its Senior Executives that provide for payment of severance compensation if (A) there is a change in control of the Company, and (B) within 24 months following a change of control, there is either (i) an involuntary termination of employment other than for cause, death, disability or retirement or (ii) a voluntary termination of employment for Good Reason (each a “Triggering Event”). Under the CIC Agreements, “Good Reason” includes a material diminution in the person’s base salary, duties or authority, or those of his immediate superior, or a material diminution in the budget over which the person has authority or a change in geographic location of the person’s job. The CIC Agreements contain provisions applicable to each executive to maintain confidentiality of information acquired during their period of employment, to refrain for a period of one year from competing with the Company or soliciting other Company employees to leave their employment with the Company and to provide a release of all claims against the Company in exchange for the benefit paid pursuant to the CIC agreement. In the event of a change in control, the Company’s LTI Plan provides for partial vesting and payment of unvested Incentive Awards and the Company’s Stock Option Plan provides for vesting of unvested stock options, in each case irrespective of whether or not a Triggering Event has occurred.

          Assuming a change of control occurred on January 1, 2015, the following table presents amounts potentially payable to each of the Named Executive Officers, without and with a corresponding Triggering Event:

Name	Reason for Payment	Cash Severance ($)(1)	Partial Vesting of Incentive Awards ($)(2)	Vesting of Unvested Options(3)	Total ($)

Mr. Freeman	Change of Control; without a Triggering Event	—	—	—

	Change of Control with Triggering Event	$212,236	$51,377	—	$263,613

Mr. Blackwood	Change of Control; without a Triggering Event	—	—	—

	Change of Control with Triggering Event	316,301	33,936	6,257	356,494

Mr. Otis	Change of Control; without a Triggering Event	—	—	—

	Change of Control with Triggering Event	228,545	32,708	—	261,252

Mr. Fluegge	Change of Control; without a Triggering Event

	Change of Control with Triggering Event	233,395	30,828	5,684	269,907

(1)	The amounts in this column reflect the amount of cash severance the Company would be obligated to pay these individuals in the form of a single lump-sum cash payment pursuant to their CIC Agreements.

(2)

The amounts in this column reflect the estimated value of unvested Incentive Awards under the Company’s LTI Plan at December 31, 2014 that would become payable upon the occurrence of a change in control.

(3)

The amount in this column represents in-the-money value of options assuming vesting upon a change in control at January 1, 2014. As of the immediately preceding business day the exercise price of unvested options granted to the NEOs was greater than the closing market price of our common stock.

DIRECTOR COMPENSATION

          Prior to July 1, 2014, non-employee directors were compensated as follows: (1) each non-employee director was paid a retainer of $30,000 per annum; (2) members of the Executive Committee were paid a retainer of $5,000 per annum and members of the Board’s Compensation, Nominating, Governance and Finance Committees (other than committee chairs) were paid a retainer of $7,500 per annum; (3) the chairs of the Audit, Compensation, Governance and Finance Committees were each paid a retainer of $15,000 per annum, and (4) the Board Chair was paid a retainer of $25,000 per annum in addition to the retainer he receives as a director. In addition, each non-employee director was granted restricted stock units (RSUs) equal to $40,000 divided by the market price of the Company’s common stock on the date of the shareholders meeting

          Based on a 2014 survey of public companies similar to CSI, the Board adjusted the compensation of non-employee directors effective July 1, 2014 as follows: (i) the annual cash retainer paid to each director was maintained at $30,000; (ii) the equity retainer paid to each director as of the annual shareholders meeting was changed to be paid in a combination of RSUs and stock options; (iii) the annual rate of committee chair compensation was increased from $15,000 to $20,000 with payment 50% in cash and 50% in a combination of RSUs and stock options; (iv) the annual rate of compensation for members of each committee was increased from $7,500 to $10,000 with payment 50% in cash and 50% in a combination of RSUs and stock options; (v) the annual retainer paid to the non-executive Board Chair, in addition to the director retainers, was increased from $25,000 to $40,000 with payment 50% in cash and 50% in a combination of RSUs and stock options; (vi) the position of Lead Governance Director was established and the annual rate of compensation for this position was set at $10,000 with payment 50% in cash to be paid 50% in a combination of RSUs and stock options; and, (vii) that the position of Board Secretary was established and the annual rate of compensation for this position was set at $40,000 with payment 50% in cash to be paid 50% in a combination of RSUs and stock options.

          The following table presents for 2014 the cash and dollar value of stock options and stock grant compensation in the form of restricted stock units (RSUs) paid to each of the Company’s non-employee Board members other than C.A. Sampson whose compensation is presented under the Summary Compensation Table above.

Name (1)	Fees Earned or Paid in Cash	Stock Awards ($)(2) (3)	Options Awards ($)(2) (3)	Total ($)

Luella G. Goldberg	$50,000	25,000	25,000	100,000
Gerald D. Pint	$44,375	22,500	22,500	89,375
Richard A. Primuth	$105,000	37,500	37,500	180,000
Randall D. Sampson	$48,750	27,500	27,500	103,750

(1)

In addition to compensation as directors, the named directors serve in differing roles for which they receive separate compensation, including as a committee chair, committee member, Lead Governance Director and Board Secretary. See “The Board, Board Committees and Meetings” and “Board Leadership” above under “Corporate Governance.”

(2)

Values expressed represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 and Item 402(r)(2)(iv) of Regulation S-K, using the assumptions discussed within Note 8 in the notes to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2014.

(3)

Subsequent to December 31, 2014, the CSI Board determined that the number of shares covered by the 2014 Stock Option and RSU awards to non-employee directors exceeded the 50,000 share limit in the Company’s 2011 Executive Incentive Compensation Plan on all such awards in any calendar year. On April 3, 2015, to reduce the total number of shares covered to less than 50,000, the Board, based on authority granted in the 2011 Plan, cancelled a total of 34,551 options and issued additional restricted stock units covering 6,282 shares on the same terms as the other RSUs granted, the dollar value of which was equivalent to the options cancelled. This cancellation of options and issuance of stock awards will have no material effect on the Company’s financial statements.

PROPOSAL NO. 3 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

          We understand executive compensation is important to our shareholders. We have designed dour our compensation program to:

•	provide competitive compensation that attracts individuals with the skills necessary for us to profitably grow our business and retain our top performing employees;

•	provide incentive “pay for performance” opportunities to our executives; and

•	align the interests of our executives with our shareholders and foster an entrepreneurial environment for employees by providing opportunities to acquire shares of our common stock.

          We believe this approach to compensation will best enable us to meet our business objectives and increase shareholder value. We urge you to read the Compensation Discussion and Analysis, or the CD&A, section of this proxy statement beginning on page 38 for more detailed information on our executive compensation, including our compensation philosophy and objectives and the 2014 compensation of our Named Executive Officers.

          Section 14A of the Securities Exchange Act of 1934 requires that we periodically provide our shareholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our Named Executive Officers as disclosed in our proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission. At the 2012 Annual Meeting of Shareholders, the Company’s shareholders approved the Company’s executive compensation by a vote of 4,329,727 shares for, 645,450 shares against, 552,037 shares abstaining, and 2,304,914 shares that were broker non-votes.

          We are again asking our shareholders to indicate their support for our Named Executive Officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views compensation of our Named Executive Officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we ask our shareholder to vote “FOR” the following resolution at the Annual Meeting:

RESOLVED, that the shareholders of Communications Systems, Inc. approve, on an advisory basis, the compensation of the Named Executive Officers as disclosed in the Communications Systems, Inc. proxy statement for the 2015 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in this proxy statement.

          Vote Required

          Approval of this Proposal 3 requires the affirmative vote of the holders of the majority of the shares present, in person or by proxy, and entitled to vote on this Proposal 3. While this vote is advisory, and not binding on the Compensation Committee or the Board of Directors, it will provide valuable information that the Compensation Committee will be able to consider when determining executive compensation philosophy, policies and practices for the remainder of 2015 and future years.

          Board Voting Recommendation

          The Board of Directors Recommends that Shareholders Vote for Proposal No. 3 – Advisory Vote Approving Executive Compensation.

PROPOSAL 4 –APPROVAL OF THE COMMUNICATIONS SYSTEMS, INC.
2011 EXECUTIVE INCENTIVE COMPENSATION PLAN

          At our 2015 Annual Meeting, shareholders will be asked to approve amendments to the Company’s 2011 Executive Incentive Compensation Plan (the “2011 Plan”) to increase the number of shares issuable under the 2011 Plan by 1,000,000 shares to 2,000,000 shares and make other changes described below.

          The 2011 Plan was adopted by our Board effective April 1, 2011 and was approved by the Company’s shareholders on May 19, 2011. The 2011 Plan authorizes Incentive Awards to officers, key employees and non-employee directors in the form of options (incentive and non-qualified), stock appreciation rights, restricted stock, restricted stock units, performance stock, performance stock units, performance cash units, and other awards in stock or cash.

          Currently, 1,000,000 shares of the Company’s common stock may be issued under the 2011 Plan pursuant to Incentive Awards. As of April 3, 2015, of the 1,000,000 shares authorized:

•	No options have been exercised;

•	513,640 shares are reserved for issuance under outstanding options, with a weighted average exercise price of $11.38 and a weighted average remaining life of 5.4 years;

•	63,651 shares had been issued pursuant to fully vested restricted stock or restricted stock unit awards (RSUs);

•	197,621 shares are reserved for issuance under outstanding performance share units (PSUs);

•	82,306 shares are reserved for issuance under outstanding restricted stock awards or RSUs; and,

•	142,782 shares are available for future grant.

In addition, 112,008 shares are reserved for issuance under stock options granted under the Company’s Stock Plan and Stock Plan for Non-employee Directors (collectively the “Former Plans”) prior to the May 19, 2011 approval of the 2011 Plan. The Board amended these Former Plans following such shareholder approval to prohibit further option grants or other awards.

          Overview of Proposed Amendments

          We are seeking approval of amendments to the 2011 Plan to enable us to achieve the following objectives:

          The continued ability to offer stock-based incentive compensation, including performance-based equity compensation, to our eligible employees and non-employee directors.

          The 2011 Plan was developed and presented to shareholders in 2011 as part of an initiative to place substantially increased emphasis on paying incentive compensation to management in various forms of equity or rights to purchase equity and because it provided a more comprehensive framework that reflected best practices for providing long-term, performance-based incentive compensation opportunities in various forms of equity. Approximately 83% of shares issued to date or issuable under outstanding Incentive Awards granted under the 2011 Plan have been either (i) stock options that only have value if the share price of the Company stock increases, or (ii) PSUs that can only result in the issuance of stock to employees if goals under objective performance measures are met or exceeded. The Board wants to continue its current equity compensation practices, including paying primarily performance-based equity compensation, and increasing the number of authorized shares under the Plan by 1,000,000 shares will ensure that this will continue for the next several years.

          To provide flexibility in providing awards to senior officers and key employees.

          Currently the 2011 Plan limits the number of shares covered by incentive awards to any one Participant in any calendar year to 60,000 shares. While most Incentive Awards granted in any one calendar year to Participants cover well under 60,000 shares, from time to time, because of the competitive market for highly qualified individuals, there may be occasions the Board believes it would be necessary to offer an award or awards greater than 60,000 shares in any calendar year to retain or attract an executive officer or key employee. This proposed increase would also ensure that compensation packages offered to retain existing employees or attract new employees would include a substantial proportion of performance-based equity compensation and that all such compensation would comply with Section 162(m) of the Internal Revenue Code. Increasing the current 60,000 share limit on the number of shares covered by Incentive Awards to any one Participant in any calendar year to 125,000 shares would give the Board the flexibility it needs to attract and retain talented employees.

          To achieve greater flexibility in paying equity compensation to non-employee directors.

          The Plan currently limits the number of shares that may be granted in the aggregate to all directors in any one year to 50,000 shares. The Board believes this limit should be increased to 125,000 shares for at least two reasons. First, as a tangible demonstration of its alignment with the interests of shareholders generally, the Board desires to pay more than 50% of non-employee director compensation in equity (in the form of stock options or RSUs) and pay at least one-half of this equity compensation in stock options. Stock options are, however, valued at a fraction of RSUs and, as a result, use up many times more shares from the 2011 Plan’s authorized share pool than RSUs. As a result, without substantially increasing the current limit on shares that may be granted in the aggregate to all directors in any one year, the Board can not achieve its equity compensation goals for non-employee directors. Second, because this 50,000 share limit is an aggregate limit, if the size of the Board increases, the number of shares available for equity compensation of each director will decrease. The Board believes it is desirable to increase the current limit of 50,000 shares that may be granted in the aggregate to all directors in any one year so that, as the size of the Board increases, there would be adequate capacity to pay appropriate equity compensation to all directors and to be able to pay at least half of the compensation in the form of stock options.

          To ensure that our Incentive Awards in most cases require a minimum of one year of service before the awards can vest in whole or in part.

          Our Compensation Committee Meeting determines vesting schedules when it grants each Incentive Award. Except in unusual and limited circumstances, the Committee’s practice over the last several years has been to require a minimum one year of service occur before vesting of an Incentive Award can commence, and, in most cases, the Committee specifies that the Incentive Awards vest over a period of three to four years. The practice of requiring one year of service before vesting can begin is not, however, specifically mandated by the 2011 Plan. The proposed amendments to the 2011 Plan would establish the requirement that, except as to a maximum of 50,000 shares authorized and available for grant and issuance under the 2011 Plan as of June 1, 2015, Incentive Awards must require one year of continuous service before vesting can begin, in whole or in part.

          Key Terms of the 2011 Plan

          Below is a summary of the key terms of the 2011 Plan currently that also presents the changes in bold underlined type, that would be made in the 2011 Plan if the amendments adopted by the Board are approved by the Company’s shareholders. A copy of the 2011 Plan reflecting the amendments adopted by the Board and proposed for adoption by the Shareholders on May 21, 2015 at the Annual Shareholders Meeting has been filed with the Securities and Exchange Commission as Appendix A to this Proxy Statement.

Key Plan Features	Description

Duration of Plan	•

Incentive Awards may be made until the earlier of (i) June 30, 2018, or (ii) the date on which all shares reserved under the 2011 Plan have been issued or are no longer available for use under the 2011 Plan. The proposed amendments would extend the June 30, 2018 date to June 30, 2022.

Eligible Participants	•	Our employees or employees of any of our subsidiaries in key management and technical positions

	•	Non-employee members of the Board

	•	Key service providers to us or any of our subsidiaries

Total Shares Authorized	•	1,000,000 shares of Common Stock for all types of incentive awards. The proposed amendments would increase total authorized shares to 2,000,000 shares

Share Counting	•	Shares available under the 2011 Plan are reduced by one share for each share that may be issued under a stock option

•

Shares available under the 2011 Plan are reduced by one share for each share of our Common Stock that is issued or may be issued under awards of restricted stock, performance stock, performance stock units or similar incentive awards

	•	Shares available under the 2011 Plan are reduced by the aggregate shares exercised pursuant to a stock settled stock appreciation right (rather than the number of shares issued upon exercise)

•

Shares withheld by us for taxes, shares tendered to us to pay the exercise price of an option, and shares re-acquired by us with amounts received from exercise of an option will not be added back to the 2011 Plan

	•	Shares available under the 2011 Plan will not be reduced for incentive awards settled in cash

Individual Share Limits	•	Up to 1,000,000 shares for all incentive stock options. (“ISOs”) The proposed amendments would increase total authorized shares to be used for all ISOs to 2,000,000 shares

	•	Up to 50,000 shares per year for all incentive awards granted to non-employee Directors in any calendar year. The proposed amendments would increase this limit to 125,000 shares in any calendar year.

	•	Up to 60,000 shares per person per year under all incentive awards. The proposed amendments would increase this limit to 125,000 shares in any calendar year.

	•	Up to an additional 10,000 shares for incentive awards to a newly hired key employee

Types of Incentive Awards	•	ISOs and non-qualified stock options (“NQSOs”) with an exercise period no longer than ten years

	•	Restricted stock and restricted stock units

	•	Stock appreciation rights

	•	Performance stock units and performance cash units, which will only result in the issuance of shares or payment of cash upon achievement of performance criteria specified by the incentive award

	•	Other awards in stock or cash, or a combination of both, including awards that vest or are paid upon achievement of performance criteria

•

Annual restricted stock awards or NQSOs to non-employee directors elected or re-elected at our annual shareholder meeting and to those directors serving unexpired terms, which awards will vest after one year and are subject, after vesting, to a further one-year restriction on resale

Vesting and Exercise	•

Determined by the Compensation Committee based on service (time vesting) or upon achievement of performance targets (performance vesting), or both. The proposed amendments include provisions specifying that, except as to a maximum of 50,000 shares authorized and available for grant and issuance under the 2011 Plan as of June 1, 2015, Incentive Awards must require one year of continuous service before vesting can begin, in whole or in part.

	•	All non-performance based incentive awards that are not assumed or substituted will vest upon a change in control

•

Objective financial or business based performance criteria in the 2011 Plan will permit full deductibility of executive officer awards as performance based compensation under Code Section 162(m) up to $1,000,000 in cash and 60,000 shares per person per fiscal year that the proposed amendments would increase to 125,000 shares

Claw-Back Feature	•

We must require our named executive officers to disgorge compensation received, including incentive or equity based compensation awarded under the 2011 Plan, in certain circumstances. Examples of these circumstances include misconduct leading to non-compliance with financial reporting requirements under federal securities laws or restatements of our financial information

Permissible Features	•	We may specify that incentive awards are subject to reduction, cancellation, forfeiture or recoupment under certain circumstances

	•	We may retain control of restricted stock and restricted stock units until all restrictions lapse

	•	Dividends or cash equivalent to dividends may be paid at the time stock is issued under incentive awards or at a later date

	•	Previously acquired shares may be used to pay for options

Features Not Permitted	•	Increase the maximum number of shares authorized that may be issued or any of the other limits stated in the 2011 Plan without shareholder approval

	•	Extend the term of the 2011 Plan without shareholder approval

	•	Re-price stock options or stock appreciation rights

	•	Re-grant shares tendered to exercise a stock option or pay taxes related to the exercise of a stock option or stock appreciation right or payment of an incentive award

          Securities Authorized for Issuance Under Equity Compensation Plans

          The following table presents information as of April 3, 2015 about the Company’s equity compensation plans, under which equity securities of the Company are authorized for issuance:

Plan Category (1)	Number of shares of common stock to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options warrants and rights	Number of shares of common stock available for future issuance under equity compensation plans (excluding shares in column (a))

Equity compensation plans approved by security holders:

1992 Stock Plan-Employee Plan	22,008	$14.15	---
1992 Stock Plan-Nonemployee Director Plan	90,000	$10.56	---
2011 Executive Incentive Compensation Plan	793,567	$11.59	142,782

          As of April 3, 2015, there were 625,648 shares subject to issuance upon exercise of outstanding options or awards under all of our equity compensation plans referred to in the table above, at a weighted average exercise price of $11.36, and with a weighted average remaining life of 4.9 years. There were a total of 279,927 shares subject to outstanding deferred stock units, restricted stock and restricted stock unit awards that remain subject to forfeiture. As of April 3, 2015, there were 142,782 shares available for future issuance under those plans.

          Who is Eligible for Incentive Awards

          Our employees who hold key management and technical positions with us or any subsidiary, the non-employee members of our Board and key service providers are eligible to receive incentive awards under the 2011 Plan. The Compensation Committee will determine which employees and other eligible persons will be awarded incentive awards under the 2011 Plan. The 2011 Plan also authorizes a grant of restricted stock or NQSOs (or both) at each annual shareholders meeting to each non-employee Board member elected or re-elected at the meeting, and, in the even the Company has a classified Board of Directors, to each other non-employee director who continues to serve under an unexpired term.

          Currently, the Company has five non-employee Board members and approximately 25 employees that are eligible to be designated by the Compensation Committee as key management and technical employees. To date, no key service providers have been designated as eligible to receive incentive awards.

          Subject to the limits in the 2011 Plan, the Compensation Committee has the discretionary authority to determine the size of the award, the type of award, and if it will be tied to meeting performance-based requirements or will vest over time. For named executive officers, performance-based requirements for vesting in an award may be designed to comply with Section 162(m) of the Internal Revenue Code to permit us to deduct the value of the award for income tax purposes.

          The Compensation Committee currently makes long-term incentive compensation awards pursuant to the 2011 Plan. Opportunities to earn long-term incentive compensation are offered in the form of stock option grants, as well as performance stock units that will only result in the delivery of shares if specified performance criteria are achieved.

          Types of Incentive Awards that are Authorized

The types of awards that may be made under the 2011 Plan are as follows:

•

Incentive stock options and non-qualified stock options: the right to purchase shares where value is based on the appreciation in the underlying shares in excess of an exercise price, which right may be exercised by the holder during the term of the option, which may not be more than ten years from the date of grant, unless earlier terminated upon certain events, such as for cause. The exercise price may be paid in cash or in previously owned shares or by other means permitted by the Compensation Committee. The exercise price of stock options granted under the 2011 Plan may not be less than the fair market value of our Common Stock on the date of grant. No option may be repurchased or exchanged for a lower priced option.

•

Stock appreciation rights: a contractual right to the increase in the value of the underlying shares subject to the award that does not require payment based on the fair market value at time of grant, but that pays the appreciation in stock value when elected by the holder in the form of whole shares or cash, or a combination of both. Stock appreciation rights may not be granted at a purchase price less than the fair market value of our Common Stock on the date of grant, and may be exercised by the holder during the term of the stock appreciation right, which may not be more than ten years from the date of grant unless earlier terminated upon certain events, such as for cause.

•

Restricted stock and restricted stock units: awards of stock that do not require purchase, but that are not immediately available to the recipient until certain restrictions lapse, either based on time or upon achievement of performance criteria. Restricted units may vest earlier than the date the shares are actually paid in exchange for the units, which may result in a deferral of income. The holder of restricted stock is entitled to vote those shares. The Compensation Committee may determine whether, with respect to restricted stock, to pay dividends on those shares to the holder or to defer dividends. Restricted stock units are not outstanding until paid in stock and therefore do not have voting or dividend rights.

•

Performance Stock, Performance Stock Units and Performance Cash Units: awards that provide for issuing restricted or unrestricted stock or paying cash, only if actual performance satisfies performance based criteria specified in the incentive award.

•

Other awards: additional opportunities to reward participants through payment of cash or stock as a bonus, or as deferred compensation, or for other purposes for which stock will provide a meaningful incentive.

          Incentive Awards for Directors

          For members of the Company’s Board of Directors who are not employees, the 2011 Plan authorizes an automatic grant to each director elected or re-elected at each annual shareholders’ meeting and, in the case of a classified Board, to each director continuing in office for at least one additional year. This grant may be either (i) a discretionary number of shares of restricted stock or RSUs or (ii) NQSOs covering a discretionary number of shares, or (iii) a combination of restricted stock, RSUs or NQSOs. Such grants vest after one year, if the recipient continues to serve as a director for at least one year, and are subject to restrictions on resale or other transfer of at least one additional year.

          The 2011 Plan also authorizes the Board to grant additional awards to some or all of the Board as it deems appropriate based upon substantial additional services being provided by directors in addition to services they customarily provide as directors. In July 2014 the Board approved paying 50% of director compensation for Committee and other services in equity. If the proposed amendments to the 2011 Plan are approved, the Board will pay more than 50% of total non-employee director compensation in equity (in the form of stock options or RSUs) and pay at least one-half of this equity compensation in stock options.

          Performance Goals and Deductibility of Incentive Awards under Code Section 162(m)

          Section 162(m) of the Internal Revenue Code of 1986 (“Code”) limits the Company’s federal income tax deduction of compensation in excess of $1 million per individual paid to the Company’s Chief Executive Officer and its three highest paid executive officers, excluding the Chief Financial Officer. However, Compensation that is performance-based within the requirements of Code Section 162(m) and is approved by the Company’s shareholders is not subject to the deduction limit. The 2011 Plan authorizes the Compensation Committee (the “Committee”) to make incentive awards, including performance stock, performance stock units, performance cash units and other cash awards, to the Chief Executive Officer and the three highest paid executive officers subject to Code Section 162(m), based on the achievement of pre-established objective financial and business performance criteria (“Performance Goal”) that meet the requirements of Code Section 162(m). Therefore, assuming the procedural requirements of Code Section 162(m) are met, the 2011 Plan permits the Company to fully deduct any incentive awards, whether in cash or stock, to those officers subject to Code Section 162(m).

          The present members of the Compensation Committee are deemed to be outside directors of the Company, as defined under Code Section 162(m). In addition, each member of the Compensation Committee is independent under the NASDAQ listing standards. The Compensation Committee retains exclusive authority to determine the Performance Goals and incentive awards under the 2011 Plan to the Chief Executive Officer and the three executive officers subject to Code Section 162(m), but the Committee may delegate to the Chief Executive Officer the authority to determine bonuses awarded to other executives. The Committee may also set performance criteria that do not meet the definition of Performance Goals and grant incentive awards to any senior executive, including those subject to Code Section 162(m), that do not comply with the requirements of Code Section 162(m).

          With respect to each executive subject to Code Section 162(m):

•

The Compensation Committee establishes the Performance Goals for the fiscal year or other period (“Performance Period”) from among the following categories, either on an absolute basis, rate basis, or a comparative basis with other companies considered by the Compensation Committee to be a peer of the Company or other benchmark: share price, total shareholder return; earnings per share (basic or diluted), earnings (before or after interest, taxes, depreciation, or amortization, or any combination thereof); net income, operating income; corporate performance indicators, gross or net sales, gross or net revenues, growth in sales, revenues, income or earnings; ratios, such as expenses or market share;return on equity or assets;cash flow; inventory, receivables and working capital. In setting the Performance Goals, the Compensation Committee may take into account or exclude the impact of certain events, for example, acquisitions, divestitures or changes in accounting practices.

•

Not later than 90 days after the beginning of the fiscal year, with respect to each type of incentive award, the Compensation Committee: (i) establishes the Performance Goals by which the financial and business performance of the Company and its divisions will be measured and establish the Performance Period over which the Performance Goals will be measured; (ii) determines each executive’s incentive award based on the attainment of the Performance Goals for the Performance Period, up to the current maximum of 60,000 shares per person per fiscal year and up to a maximum of $1,000,000 in cash per person per fiscal year; and (iii) determines the date or dates each incentive award will be issued or paid if and when attained.

•

Incentive awards earned in the prior fiscal year will be paid or issued within 90 days after the end of the Company’s fiscal year and only after the Compensation Committee certifies that the relevant Performance Goals established at the beginning of the Performance Period have been met. The Compensation Committee has the right to reduce the amount of any award even if the Performance Goals have been attained.

          The Compensation Committee will seek shareholder approval of any amendment determined to require shareholder approval or to be advisable under the regulations of the Internal Revenue Service or other applicable laws or regulations.

          Adjustments to Incentive Awards for Corporate Transactions

          In the event of a stock dividend, recapitalization, stock split, reorganization, merger, spin-off, repurchase or exchange of our Common Stock or similar event effecting our stock, the Compensation Committee may in its discretion adjust the number and kind of shares granted under the 2011 Plan, including the number and exercise price of shares subject to outstanding options or stock appreciation rights, and to adjust restricted stock, restricted stock units, performance stock and performance share units and other awards.

          Effect on Termination of Employment on Incentive Awards

          Subject to certain exceptions requiring earlier termination, stock options will expire and cannot be exercised 90 days after the termination of a participant’s employment, except that the exercise period following termination upon death, disability or retirement is one year. Prior to that time, only options that have become exercisable under their terms, based on either service based or performance based vesting, may be exercised. The Compensation Committee may, at any time after making an incentive award, vest part or all of the unvested options as it deems appropriate. Restricted stock and restricted stock units will be forfeited if not vested when the participant terminates employment, including upon death, disability or retirement. The Compensation Committee may also accelerate vesting at any time after the restricted stock incentive is awarded.

          For options and restricted stock, restricted stock units, performance stock, performance stock units and performance cash units, the Compensation Committee may elect not to accelerate those incentive awards that would otherwise vest only upon achievement of performance criteria upon termination of employment, if those targets have not been achieved, or the performance period has not expired at the time of termination of employment.

          Effect of a Change in Control on Incentive Awards

          Upon the occurrence of a change in control as defined in the 2011 Plan Stock, if the successor does not assume the Incentive awards or grant substitute awards, options become fully exercisable and restricted stock and restricted stock units automatically become fully vested, except that awards based on performance criteria where the performance period has not yet closed at the time of a change in control will not automatically accelerate. The Compensation Committee may require options or stock appreciation rights be exercised prior to the change in control or may pay cash or other securities to cancel awards in connection with the change in control.

          Transferability of Incentive Awards

          Stock options, restricted stock, restricted stock units, performance stock, and performance cash units and performance stock units, as well as other awards under the 2011 Plan that are vested at the time of the death of the participant, are transferable only by the terms of a participant’s will or by applicable state laws. Restricted stock, restricted stock units, performance stock, performance cash units and performance stock units may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of until the applicable restrictions lapse or the performance targets have been achieved and the shares have been issued.

          Administration

          The Compensation Committee administers the 2011 Plan. The Compensation Committee selects the employees to be granted awards, determines the number of shares covered by each award, and establishes the other terms and conditions consistent with the limitations contained in the 2011 Plan. The Compensation Committee may also interpret the 2011 Plan, may establish and amend terms of existing stock incentive awards, except that if the participant is adversely affected by the amendment, the participant must also consent. The Board may also exercise any of the powers granted to the Compensation Committee or appoint another committee to administer the 2011 Plan. The Compensation Committee may delegate to one or more executive officers all or part of its responsibilities to make awards, other than the authority to make awards to named executive officers or directors.

          Amendments to the 2011 Plan

          The Compensation Committee may amend or suspend the 2011 Plan at any time (without the approval of the shareholders), except that any amendment in one or more of the following categories will not be permitted:

•	To increase the total number of shares authorized for issuance under the 2011 Plan, or change any other limit on various types of awards;

•	To permit the re-pricing of outstanding stock options; or

•	To amend the maximum shares that may be granted as awards to any participant.

          Tax Consequences of Incentive Awards to Participants and the Company

          Options. Stock option grants under the 2011 Plan may either be granted as incentive stock options, which are governed by Internal Revenue Code Section 422, as amended, or as non-qualified stock options, which are governed by Internal Revenue Code Section 83, as amended. Generally, no federal income tax is payable by the participant upon the grant of an incentive stock option and no deduction is taken by us. If certain holding periods are met, the exercise of an incentive stock option does not result in taxation to the participant; rather, the participant is taxed only at the time of sale of the shares received upon exercise. If the shares have been held for at least one year after the date of exercise and at least two years from the date of grant of the option, the participant will be taxed on any appreciation in excess of the exercise price as long-term capital gains. In that event, we are not entitled to a deduction for the amount of the capital gains.

          Under current tax laws, if a participant exercises a non-qualified stock option, the participant will be taxed at ordinary income rates on the difference between the fair market value of the stock on the exercise date and the exercise price and, thereafter, the participant would receive capital gains on any appreciation in stock value after the exercise date, depending upon the length of time the participant held the stock after exercise. When the option is exercised, the Company will be entitled to a corresponding tax deduction.

          Restricted and Performance Stock and Units. Awards of restricted stock and restricted stock units, performance stock and performance units under the 2011 Plan generally are not subject to federal income tax when awarded, unless the participant properly elects to accelerate the tax recognition. Restricted stock is generally subject to ordinary income tax at the time the restrictions lapse and performance stock is taxed at the time the performance targets are met. Restricted stock units, performance stock units and performance cash units are generally subject to ordinary tax at the time of payment, even if vested earlier. The Company is entitled to a corresponding deduction at the time the participant recognizes taxable income on the restricted or performance stock or units or performance cash units

          Registration with the Securities and Exchange Commission

          If the proposed amendments to the 2011 Plan are approved by our shareholders, we intend to file a registration statement with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1933, as amended, covering the additional 1,000,000 shares issuable under the 2011 Plan.

          Board Voting Recommendation

The Board of Directors recommends that Shareholders Vote “For” the Proposal to Approve the Amendments to the Communications Systems Inc 2011 Executive Incentive Compensation Plan as adopted by the Board of Directors.

PROPOSAL NO. 5 – AMENDMENT OF 1990 EMPLOYEE STOCK PURCHASE PLAN

          The shareholders of the Company originally approved the Communications Systems, Inc. 1990 Employee Stock Purchase Plan (the “Purchase Plan”) on May 15, 1990. The purpose of the Purchase Plan is to encourage stock ownership by all employees of the Company and to provide incentive to employees to remain in employment, improve operations, increase profits and contribute more significantly to the Company’s success.

          Proposed Amendment to Purchase Plan to Increase Authorized Shares

          The Purchase Plan originally authorized the issuance of 100,000 shares of common stock pursuant to options granted pursuant to its terms. The number of shares authorized for issuance was increased to 500,000 shares pursuant to amendments approved at annual shareholder meetings in 1995, 1998, 2002 and 2009 that provided for successive 100,000 share increases in the number of authorized shares. At December 31, 2014, pursuant to options granted under the Purchase Plan, the Company had issued 478,517 of the 500,000 shares authorized and 21,483 were available for future issuers.

          On March 26, 2015, the Board of Directors approved an amendment of the Purchase Plan, subject to the ratification and approval by the shareholders, to increase the total number of shares available under the Purchase Plan by 100,000 shares to a total of 600,000 shares. If shareholder approval to increase the number of shares authorized for issuance under the Purchase Plan is not obtained, it is likely it would be necessary to suspend operation of the Purchase Plan in fiscal 2015.

          The Board of Directors believes that the Purchase Plan has provided material benefits to the Company and its employees and deems it prudent to increase the shares available for grant under the Purchase Plan by 100,000 shares to enable the continued grant of options and exercise of options pursuant to the terms and conditions of the Plan for the next several years.

          Summary of Terms of the Purchase Plan

          The following is a brief summary of the Purchase Plan and the principal changes made by amendments approved by the Board as currently in affect.

          The Purchase Plan is administered by a Committee consisting of not less than three members who are appointed by the Board of Directors. Each member of such Committee must be a director, officer or an employee of the Company. Currently, the Purchase Plan is administered by the Compensation Committee.

          The Purchase Plan is intended to be a “qualified” plan under Section 423 of the Internal Revenue Code. Under the Internal Revenue Code, as amended to date, no income will result to a grantee of an option upon the granting or exercise of an option, and no deduction will be allowed to the Company. The gain, if any, resulting from a disposition of the shares received by a Participant, will be reported according to the provisions of Section 423, Internal Revenue Code of 1954, as amended, and will be taxed in part as ordinary income and in part as capital gain. Eligible employees may voluntarily elect to participate in the Purchase Plan by completing a payroll deduction authorization form provided by the Company and delivering it to the Company or its designated representative prior to the commencement date of any Phase of the Purchase Plan. Payroll deductions are limited to 15% of a Participant’s base pay for the term of that Phase of the Purchase Plan.

          A Participant who is employed by the Company as of the commencement date of a Phase of the Purchase Plan will be granted an option as of such date to purchase a number of full shares of Company common stock to be determined by dividing (i) the total amount to be credited to that Participant’s account through payroll contributions by (ii) the option price, subject to certain limitations outlined in the Purchase Plan. Under the proposed amendments to the Purchase Plan, prior to the commencement of a Phase of the Purchase Plan, the Committee will, in its discretion, determine the discount to be applied in establishing the option price for shares of common stock to be purchased at the end of that Phase. The option price will be a percentage of the fair market value of such shares at the end of the Phase, which will not be less than 85% of such fair market value (a 15% discount). The Committee also has the discretion to impose restrictions on the resale of purchased shares if it decides that this better promotes long-term ownership.

          A Participant’s option for the purchase of shares is exercised automatically on the last day of the Phase of the Purchase Plan, unless a Participant gives written notice to the Company prior to such date as to an election not to exercise. A Participant may, at any time prior to the Termination Date of a Phase of the Purchase Plan, give written notice to the Company that he or she does not wish to continue to participate in the Purchase Plan. Upon receipt of this notice, all payroll deductions credited to the Participant’s account will be returned to the participant and no further payroll deductions will be made during that Phase of the Purchase Plan. All payroll deductions credited to the Participant’s account because he or she discontinues participation are refunded without interest.

          Any employee, including an officer of the Company, who, at least one day prior to the commencement date of a Phase of the Purchase Plan, is customarily employed by the Company for more than 15 hours per week, will be eligible to participate in the Purchase Plan. For any Phase of the Purchase Plan, the Company may also choose to further exclude one or more of the following categories of employees, so long as the exclusions are applied in an identical manner: employees employed less than two years; employees whose customary employment is 20 hours or less per week; employees whose customary employment is not more than five months a calendar year; highly compensated employees (as defined in Code Reg. § 1.423-2(e)); employees employed by a Subsidiary that does not adopt the Purchase Plan with the consent of the Company; and, employees who are citizens or residents of a foreign jurisdiction if the grant of the option is prohibited under the laws of such foreign jurisdiction, or if the compliance with the laws of the foreign jurisdiction would cause the Purchase Plan to violate Code Section 423 and the regulations promulgated thereunder.

          The Committee or the Board may amend the Purchase Price from time to time, except that shareholder approval is required for certain material changes, such as increasing the number of shares available for purchase under the Purchase Plan, and except that no amendment may make changes in options already granted that would adversely affect the rights of any participants. A copy of the Purchase Plan reflecting the amendments adopted by the Board and proposed for adoption by the Shareholders on May 21, 2015 at the Annual Shareholders Meeting has been filed with the Securities and Exchange Commission as Appendix B to this Proxy Statement. In addition, the Company will provide a copy of the Purchase Plan to any shareholder upon written request submitted to: Corporate Secretary, Communications Systems Inc., 10900 Red Circle Drive, Minnetonka, Minnesota 55343.

          Registration with SEC

          If shareholder approval to increase the number of shares authorized for issuance under the Purchase Plan, as amended, is received, the Company will file a Registration Statement covering the additional shares authorized with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

          Vote Required

          The affirmative vote of a majority of the outstanding shares of the Company’s common stock voting at the meeting in person or by proxy is required for approval of the proposed amendment to the Company’s Purchase Plan.

The Board of Directors’ recommends a Vote “for” amending the 1990 Employee Stock Purchase Plan to increase by 100,000 Shares the Number of Shares that be issued under the Purchase Plan.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

          The following is a summary of the fees billed to the Company by the Deloitte & Touche LLP for professional services rendered for the fiscal years ended December 31, 2014 and December 31, 2013. The Audit Committee considered and discussed with the Deloitte & Touche LLP the provision of non-audit services to the Company and the compatibility of providing such services with maintaining its independence as the Company’s auditor.

Fee Category	2014	2013

Audit Fees	458,500	$489,500

Audit-Related Fees	0	0

Tax Fees	7,500	7,000

All Other Fees	2,000	2,000

Total Fees	468,000	$498,500

          Audit Fees. This category consists of fees billed for professional services rendered for the audit of the Company’s annual financial statements, review of financial statements included in our quarterly reports, and statutory audit of the Company’s U.K.-based Austin Taylor subsidiary.

          Audit-Related Fees. This category consists of fees billed for assurance and related services, such as the Company’s employee benefit plan audits that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not otherwise reported under “Audit Fees.”

          Tax Fees. This category consists of fees billed for professional services for tax compliance, tax advice and tax planning. Assistance regarding federal and state tax compliance and acquisitions are provided to the Company by McGladrey LLP. The amounts presented in the table above represent international tax compliance service.

          All Other Fees. All other fees are fees for products and services other than those listed above.

          Audit & Finance Committee Pre-approval Policies and Procedures

          In addition to approving the engagement of the independent registered public accounting firm to audit the Company’s consolidated financial statements, it is the policy of the Audit & Finance Committee to approve all use of the Company’s independent registered public accounting firm for non-audit services prior to any such engagement. To minimize relationships that could appear to impair the objectivity of the independent registered public accounting firm, it is the policy of the Committee to restrict the non-audit services that may be provided to the Company by the Company’s independent registered public accounting firm primarily to tax services and merger and acquisition due diligence and integration services and any other services that can clearly be designated as “non-audit” services, as defined by regulation.

Audit & Finance Committee Report

          The Audit & Finance Committee of the Board of Directors is responsible for independent, objective oversight of the Company’s financial accounting and reporting by overseeing the system of internal controls established by management and monitoring the participation of management and the independent registered public accounting firm in the financial reporting process.

          The Audit & Finance Committee held five meetings in fiscal year 2014. The meetings were designed to facilitate and encourage private communication between the Committee and the Company’s independent registered public accounting firm, Deloitte & Touche LLP.

          During the meetings, the Committee reviewed and discussed the Company’s financial statements with management and Deloitte & Touche LLP. Management represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit & Finance Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The discussions with Deloitte & Touche LLP also included the matters required by Statement on Auditing Standards (“SAS”) No. 61 (Communication with Audit Committees), as amended by SAS 89 and 90 (Audit Committee Communications).

          Deloitte & Touche LLP provided to the Committee the written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and this information was discussed with The Deloitte & Touche, LLP.

          Based on the discussions with management and Deloitte & Touche LLP, the Committee’s review of the representations of management and the report of the Deloitte & Touche, LLP, the Audit & Finance Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, filed with the Securities and Exchange Commission.

Submitted by the Audit & Finance Committee of the Company’s Board of Directors

Randall D. Sampson (Chair)     Luella Gross Goldberg     Richard A. Primuth

          The preceding report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 (the “1933 Act”) or the Securities Exchange Act of 1934 (the “1934 Act”), except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the 1933 Act or the 1934 Act.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          The Company’s Board has adopted Governance Guidelines that include provisions with respect to conflicts of interest. These Guidelines describe “conflict of interest” as a situation in which a director’s personal interest, including an immediate family member interest, is adverse to, or may appear to be adverse to, the interests of the Company. The Guidelines provide that any situation that involves, or may reasonably be expected to involve, a conflict of interest with the Company, must be disclosed promptly to the Chief Executive Officer, or the Chairman of the Nominating and Governance Committee, and the Company’s primary legal counsel.

          If the Company wishes to proceed with a transaction involving a potential conflict of interest, the Board would intend to seek prior approval from the Audit Committee or Governance and Nominating Committee, to ensure the transaction is beneficial to the Company and the terms of the transaction are fair to the Company.

OTHER INFORMATION

          Directions to Company’s Offices

          If you plan to attend our 2015 Annual Meeting of Shareholders, the following directions may be used beginning at Interstate 94 as it passes through downtown Minneapolis: (1) From westbound Interstate 94 take the exit to merge onto Interstate 394 West and continue for 5.7 miles; (2) Exit onto Highway 169 South and continue for 6.5 miles; (3) Exit onto Highway 62 West and continue for 1.0 mile; (4) Take the first right exit for Shady Oak Road and turn right onto Shady Oak Road; (5) Take the first immediate right onto the OPUS Business Park and onto Red Circle Drive; and (6) Bear right at the fork in the road and immediately after the fork. Communications Systems, Inc. will be the first building on your left.

          Contacting the Board of Directors

          Any shareholder who desires to contact our Board of Directors may do so by writing to the Board of Directors, generally, or to an individual Director at: Communications Systems, Inc., 10900 Red Circle Drive, Minnetonka, Minnesota 55343. Communications received electronically or in writing are distributed to the full Board of Directors, a committee or an individual Director, as appropriate, depending on the facts and circumstances outlined in the communication received. For example, a complaint regarding accounting, internal accounting controls or auditing matters will be forwarded to the Chair of the Audit Committee for review. Complaints and other communications may be submitted on a confidential or anonymous basis.

          Shareholder Proposals for 2016 Annual Meeting

          The proxy rules of the Securities and Exchange Commission permit shareholders of a company, after timely notice to the Company, to present proposals for shareholder action in the Company’s proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by Company action in accordance with the Commission’s proxy rules. The next annual meeting of the shareholders of Communications Systems, Inc. is expected to be held on or about May 24, 2016 and proxy materials in connection with that meeting are expected to be made available on or about April 14, 2016. Shareholder proposals prepared in accordance with the Commission’s proxy rules to be included in the Company’s Proxy Statement must be received at the Company’s corporate office, 10900 Red Circle Drive, Minnetonka, Minnesota 55343, Attention: President, by December 14, 2015, in order to be considered for inclusion in the Board of Directors’ Proxy Statement and proxy card for the 2016 Annual Meeting of Shareholders. Any such proposals must be in writing and signed by the shareholder. In addition, if the Company is not notified by February 29, 2016, of a matter to be brought before the 2016 Annual Meeting of Shareholders by a shareholder, the proxies held by management may provide the discretion to vote against the proposal even though it is not discussed in the proxy statement for the meeting.

          The Bylaws of the Company establish an advance notice procedure with regard to (i) certain business to be brought before an annual meeting of shareholders of the Company and (ii) the nomination by shareholders of candidates for election as directors.

          Properly Brought Business. The Bylaws provide that at the annual meeting only such business may be conducted as is of a nature that is appropriate for consideration at an annual meeting and has been either specified in the notice of the meeting, otherwise properly brought before the meeting by or at the direction of the Board of Directors, or otherwise properly brought before the meeting by a shareholder who has given timely written notice to the Secretary of the Company of such shareholder’s intention to bring such business before the meeting. To be timely, the notice must be given by such shareholder to the Secretary of the Company not less than 45 days or more than 75 days prior to a meeting date corresponding to the previous year’s annual meeting. Notice relating to the conduct of such business at an annual meeting must contain certain information as described in Section 2.9 of the Company’s Bylaws, which are available for inspection by shareholders at the Company’s principal executive offices pursuant to Section 302A.461, subd. 4 of the Minnesota Statutes. Nothing in the Bylaws precludes discussion by any shareholder of any business properly brought before the annual meeting in accordance with the Company’s Bylaws.

          Shareholder Nominations. The Bylaws provide that a notice of proposed shareholder nominations for the election of directors must be timely given in writing to the Secretary of the Company prior to the meeting at which directors are to be elected. To be timely, the notice must be given by such shareholder to the Secretary of the Company not less than 45 days or more than 75 days prior to a meeting date corresponding to the previous year’s annual meeting. The notice to the Company from a shareholder who intends to nominate a person at the meeting for election as a director must contain certain information as described in Section 3.7 of the Company’s Bylaws, which are available for inspection by shareholders as described above. If the presiding officer of a meeting of shareholders determines that a person was not nominated in accordance with the foregoing procedure, such person will not be eligible for election as a director.

          Other Matters; Annual Report on Form 10-K

          Management knows of no other matters that will be presented at the meeting. If any other matters arise at the meeting, it is intended that the shares represented by the proxies in the accompanying form will be voted in accordance with the judgment of the persons named in the proxy.

By Order of the Board of Directors,

Curtis A. Sampson, Chairman

Appendix A

COMMUNICATIONS SYSTEMS, INC.

2011 EXECUTIVE INCENTIVE COMPENSATION PLAN,

AS AMENDED

Adopted by the Board of Directors on March 28, 2011.  Approved by Shareholders on May 19, 2011.

Amended by Board and Compensation Committee, April 3, 2015*

*  Amendments subject to approval by Company’s shareholders on May 21, 2015

TABLE OF CONTENTS

SECTION			PAGE

SECTION 1 PURPOSE			1

SECTION 2 DEFINITIONS			1
	2.1	BOARD	1
	2.2	CAUSE	1
	2.3	CODE	1
	2.4	COMMITTEE	1
	2.5	COMPANY	1
	2.6	DEFERRED COMPENSATION	1
	2.7	DISABILITY	1
	2.8	EXCHANGE ACT	~~2~~1
	2.9	EXERCISE PRICE	1
	2.10	FAIR MARKET VALUE	2
	2.11	INCENTIVE	2
	2.12	INCENTIVE AWARD AGREEMENT	2
	2.13	INSIDER	2
	2.14	ISO	2
	2.15	KEY EMPLOYEE	2
	2.16	KEY PERSON	2
	2.17	NQSO	2
	2.18	OTHER AWARD	2
	2.19	OPTION	2
	2.20	OUTSIDE DIRECTOR	2
	2.21	PARTICIPANT	~~3~~2
	2.22	PERFORMANCE-BASED EXCEPTION	2
	2.23	PERFORMANCE CRITERIA	3
	2.24	PERFORMANCE GOAL	3
	2.25	PERFORMANCE PERIOD	3
	2.26	PERFORMANCE STOCK	3
	2.27	PERFORMANCE CASH UNIT	3
	2.28	PERFORMANCE STOCK UNIT	3
	2.29	PLAN	3
	2.30	QUALIFYING EVENT	3
	2.31	RESTRICTED STOCK AWARD	3
	2.32	RESTRICTED STOCK UNIT	~~4~~3
	2.33	RETIREMENT	3
	2.34	SERVICE	4
	2.35	~~SHARE~~SERVICE PERIOD	4
	2.36	SHARE	4
	2.37	SPECIFIED EMPLOYEE	4
	~~2.37~~2.38	STOCK APPRECIATION RIGHT	4
	~~2.38~~2.39	SUBSIDIARY	4
	~~2.39~~2.40	TEN PERCENT SHAREHOLDER	4

SECTION 3 SHARES SUBJECT TO INCENTIVE AWARD			4
	3.1	AGGREGATE SHARES AUTHORIZED AND LIMITATIONS	4
	3.2	SHARE COUNTING	4
	3.3	LIMITATIONS ON INCENTIVE AWARDS	5
	3.4	SHARE ADJUSTMENT	5

(i)

SECTION 4 EFFECTIVE DATE AND TERM OF PLAN		5

SECTION 5 ADMINISTRATION		6
5.1	GENERAL ADMINISTRATION	6
5.2	AUTHORITY OF THE COMMITTEE	6
5.3	DELEGATION OF AUTHORITY	6
5.4	DECISIONS BINDING	6

SECTION 6 ELIGIBILITY		6

SECTION 7 TERMS AND CONDITIONS OF INCENTIVE AWARDS		7
7.1	ALL INCENTIVE AWARDS	7
7.2	OPTIONS	8
7.3	RESTRICTED STOCK	10
7.4	RESTRICTED STOCK UNITS	10
7.5	STOCK APPRECIATION RIGHTS	11
7.6	PERFORMANCE STOCK, PERFORMANCE CASH UNITS AND PERFORMANCE STOCK UNITS	12
7.7	OTHER AWARDS	12
7.8	NON-EMPLOYEE DIRECTOR COMPENSATION	13

SECTION 8 SECURITIES REGULATION		~~13~~13
8.1	LEGALITY OF ISSUANCE	~~13~~13
8.2	RESTRICTIONS ON TRANSFER; REPRESENTATIONS; LEGENDS	~~13~~13
8.3	REGISTRATION OF SHARES	14

SECTION 9 COMPLIANCE WITH THE CODE		14
9.1	DISCRETION IN FORMULATION OF PERFORMANCE CRITERIA	14
9.2	PERFORMANCE PERIODS	14
9.3	MODIFICATIONS TO PERFORMANCE CRITERIA	14
9.4	LIMITATION ON PAYMENT OR EXERCISE	14
9.5	DELAY IN PAYMENT OR EXERCISE FOR SPECIFIED EMPLOYEES	~~14~~14
9.6	WITHHOLDING	14
9.7	NOTIFICATION OF DISQUALIFYING DISPOSITIONS OF AN ISO	15

SECTION 10 INCENTIVE AWARDS TO PARTICIPANTS OUTSIDE THE US		15

SECTION 11 CHANGE IN CONTROL OF THE COMPANY		~~15~~15
11.1	CHANGE IN CONTROL	~~15~~15
11.2	VESTING UPON A CHANGE IN CONTROL	16
11.3	DISPOSITION OF INCENTIVE AWARDS	~~16~~16
11.4	GENERAL RULE FOR OTHER INCENTIVE AWARDS	~~17~~17

SECTION 12 AMENDMENT OR TERMINATION		~~17~~17
12.1	AMENDMENT OF PLAN	~~17~~17
12.2	TERMINATION OF PLAN	18
12.3	AMENDMENT OF INCENTIVE AWARDS	18

SECTION 13 MISCELLANEOUS		~~18~~18
13.1	SHAREHOLDER RIGHTS	~~18~~18
13.2	NO GUARANTEE OF CONTINUED RELATIONSHIP	~~18~~18
13.3	TRANSFERS & RESTRUCTURINGS	18
13.4	LEAVES OF ABSENCE	18
13.5	GOVERNING LAW/CONSENT TO JURISDICTION	19
13.6	ESCROW OF SHARES	19

(ii)

13.7	NO FRACTIONAL SHARES	19
13.8	FORFEITURE AND RECOUPMENT	19
13.9	SEVERABILITY	20
13.10	NO TRUST OR FUND CREATED	20
13.11	INTERPRETATION	20

(iii)

COMMUNICATIONS SYSTEMS, INC.
2011 EXECUTIVE INCENTIVE COMPENSATION PLAN

SECTION 1
PURPOSE

The purpose of the Plan is to enable Communication Systems, Inc. (the “Company”) and its Subsidiaries to attract and retain employees, directors and service providers of the Company by aligning financial interests of these individuals with the other stockholders of the Company.

The Plan provides for the grant of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Stock, Performance Units, and Other Awards to aid the Company in achieving these goals, subject to the approval by the shareholders.

SECTION 2
DEFINITIONS

For purposes of this Agreement, the following terms shall have the following meanings:

2.1	BOARD means the Board of Directors of the Company.

2.2
CAUSE means, unless otherwise defined in the Incentive Award Agreement or in a separate agreement with the Participant that governs an Incentive Award granted under this Plan: (a) gross neglect by the Participant in his or her duties to the Company; (b) gross breach by Participant of the Company’s reasonable policies that have been previously communicated to the Participant, including, without limitation, any policy contained in the Company’s Code of Conduct Manual; (c) embezzlement from or theft of property belonging to the Company; (d) conduct that brings the reputation of the Company into disrepute; or (e) the conviction of the Participant by a court of competent jurisdiction of felony criminal conduct; in each case of (a) through (e), regardless of when facts resulting in a finding of Cause are discovered by the Company.

2.3	CODE means the Internal Revenue Code of 1986, as amended and any successor, and regulations promulgated thereunder.

2.4	COMMITTEE means the Compensation Committee of the Board or any other committee designated by the Board to administer the Plan in lieu of the Compensation Committee.

2.5	COMPANY means Communications Systems, Inc., a corporation organized under the laws of the State of Minnesota (or any successor corporation).

2.6
DEFERRED COMPENSATION means any Incentive Award under this Plan that provides for the “deferral of compensation” as defined in Treas. Reg. §1.409A-1(b) and that would be subject to the taxes specified in Section 409A(a)(1) of the Code if and to the extent the Incentive Award Agreement does not meet or is not administered and interpreted in compliance with the requirements of Section 409A(a)(2), (3) and (4) of the Code. Deferred Compensation shall not include any amount that is otherwise exempt from the requirements of Section 409A of the Code.

2.7
DISABILITY means that the Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company.

2.8	EXCHANGE ACT means the Securities Exchange Act of 1934, as amended, and any successor, and regulations and rules promulgated thereunder.

2.9	EXERCISE PRICE means the price that shall be paid to purchase one (1) Share upon the exercise of an Option granted under this Plan.

1

2.10
FAIR MARKET VALUE of one Share on any given date shall be determined by the Committee as follows: (a) if the Shares are listed for or admitted for trading on one of more national securities exchanges, the last reported sales price on the principal exchange on the date in question, or if such Shares shall not have been traded on such principal exchange on such date, the last reported sales price on such principal exchange on the first day prior thereto on which such Shares were so traded; or (b) if the Shares are not listed for or admitted for trading on a national securities exchange, but is traded in the over-the-counter market, the closing bid price for such Shares on the date in question, or if there is no such bid price for such Shares on such date, the closing bid price on the first day prior thereto on which such price existed; or (c) if neither (a) or (b) is applicable, with respect to any Option intended to qualify as an ISO, by any fair and reasonable determination made in good faith by the Committee, and, with respect to any other Incentive Award that is intended to be exempt from the requirements of Section 409A of the Code, a value determined by the reasonable application of a reasonable valuation method as defined in regulations promulgated under Section 409A of the Code, which determination shall be final and binding on all parties.

2.11	INCENTIVE AWARD means an ISO, NQSO, Restricted Stock, Restricted Stock Unit, Stock Appreciation Right, Performance Stock, Performance Performance Cash Unit, Performance Stock Unit or Other Award.

2.12
INCENTIVE AWARD AGREEMENT means a document, agreement, certificate, resolution or other evidence in writing or electronic form approved by the Committee that sets forth the terms and conditions of a Incentive Award granted by the Company or a Subsidiary to a Participant.

2.13
INSIDER means an individual who is, on the relevant date, an officer, member of the Board or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

2.14	ISO (“Incentive Stock Option”) means an Option granted under this Plan to purchase Shares that is intended by the Company to satisfy the requirements of Section 422 of the Code.

2.15	KEY EMPLOYEE means any employee of the Company or any Subsidiary holding a key management or technical position as determined by the Committee.

2.16
KEY PERSON means a person, other than a Key Employee, who is (a) a member of the Board; or (b) a service provider providing bona fide services to the Company or any Subsidiary who is eligible to receive Shares that are registered by a Registration Statement on Form S-8 under the the Securities Act of 1933, as amended, as in effect on the date hereof or any registration form(s) under the Securities Act of 1933, as amended, subsequently adopted by the Securities and Exchange Commission.

2.17
NQSO (“Non-Qualified Stock Option”) means an option granted under this Plan to purchase Shares that is not intended by the Company to satisfy the requirements of Section 422 of the Code, and includes any ISO that, by subsequent action of the Company or the Participant permitted by the Plan, ceases to be an ISO.

2.18	OTHER AWARD means any Incentive Award granted under Section 7.7.

2.19	OPTION means an ISO or a NQSO.

2.20
OUTSIDE DIRECTOR means a member of the Board who is not an employee and who:  (a) is a “non-employee director” under Rule 16b-3 under the Exchange Act, as amended from time to time; (b) is an “outside director” under Section 162(m) of the Code; (c) satisfies the requirements of the principal stock exchange for the Shares relating to the independence of directors or the independence of directors serving on the Compensation Committee of the Board; and (d) satisfies the independence or similar requirement of the Securities and Exchange Commission applicable to directors generally or to directors serving on the Compensation Committee of the Board.

2.21	PARTICIPANT means a Key Person, Key Employee, or any other employee who is designated to receive an Incentive Award under the Plan by the Committee.

2.22	PERFORMANCE-BASED EXCEPTION means the performance-based exception from the tax deductibility limitations of Section 162(m) of the Code.

2

2.23
PERFORMANCE CRITERIA  means one or more objective or subjective measures pre-established by the Committee and, subject to any minimum or maximum limits, the achievement of which, in whole or in part, will result in the Participant earning or becoming vested in an Incentive Award under this Plan and shall include, but not be limited to, Performance Goals.

2.24
PERFORMANCE GOAL means, unless and until the Board proposes for shareholder vote and shareholders approve a change in the general measures of performance that are set forth in this Section 2.24, the Performance Criteria to be used by the Committee for purposes of making Incentive Awards intended to qualify for  the Performance-Based Exception as selected from among the following: (a) earnings per share; (b) net income (before or after taxes); (c) return measures (including, but not limited to, return on assets, equity or sales); (d) cash flow return on investments (net cash flows divided by owners equity); (e) earnings before or after taxes, depreciation and/or amortization; (f) revenues and or sales (gross or net); (g) operating income (before or after taxes); (h) total shareholder return; (i) corporate performance indicators (indices based on the level of certain services provided to customers); (j) cash generation, working capital, profit and/or revenue targets; (k) growth measures, such as revenue or sales growth; (l) ratios, such as expenses or market share; (m) inventory; (n) receivables; and/or (o) share price (including, but not limited to, growth measures and total shareholder return). In setting Performance Goals applying these performance measures as determined by the Committee, the Committee may establish goals on an absolute basis, rate basis, as a ratio to another performance measure or relative to a peer group performance or other benchmark, and may exclude the effect of changes in accounting standards, and non-recurring and/or non-ordinary course items, charges or events specified by the Committee, such as write-offs, capital gains and losses, litigation expense and acquisitions and dispositions of businesses.

2.25	PERFORMANCE PERIOD means the period during which Performance Criteria must be attained with respect to an Incentive Award that is performance based, as determined by the Committee.

2.26
PERFORMANCE STOCK means an award of Shares granted to a Participant that is subject to the achievement of Performance Criteria, either as to the delivery of such Shares or the calculation of the number of Shares deliverable as a result of achieving a level of performance with respect to one or more Performance Criteria over a specified Performance Period, or any combination thereof.

2.27
PERFORMANCE CASH UNIT means a contractual right granted to a Participant to receive cash upon achievement of Performance Criteria or a level of performance with respect to one or more Performance Criteria over a specified Performance Period that is paid either at the end of the Performance Period or at a later time.

2.28
PERFORMANCE STOCK UNIT means a contractual right granted to a Participant to receive shares upon achievement of Performance Criteria or a level of performance with respect to one or more Performance Criteria over a specified Performance Period that are deliverable either at the end of the Performance Period or at a later time.

2.29	PLAN means the Communications Systems, Inc. 2011Executive Incentive Compensation Plan, as it may be further amended from time to time.

2.30	QUALIFYING EVENT means, with respect to a Participant, such Participant’s death, Disability or Retirement.

2.31
RESTRICTED STOCK AWARD means an award of Shares granted to a Participant under this Plan that is subject to restrictions in accordance with the terms and provisions of this Plan and the applicable Incentive Award Agreement.

2.32
RESTRICTED STOCK UNIT means a contractual right granted to a Participant under this Plan to receive a Share (or cash equivalent) that is subject to restrictions of this Plan and the applicable Incentive Award Agreement.

2.33
RETIREMENT means retirement from active employment with the Company and any subsidiary or parent corporation of the Company on or after age 60, or upon an earlier date with the consent of the Committee, and upon such terms and conditions as determined by the Committee.

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2.34	SERVICE means services provided to the Company or any Subsidiary as either a Key Employee or a Key Person.

2.35
SERVICE PERIOD means a period of continuous service by a Participant before vesting of an Incentive Award, in whole on in part, can begin as determined pursuant to Section 7.1(e) or as specified in an Incentive Award Agreement.

2.36	~~2.35~~ SHARE means one share of the common stock of the Company.

2.37
~~2.36~~ SPECIFIED EMPLOYEE means a Participant who is a “key employee” as described in Section 416(i)(1)(A) of the Code, disregarding paragraph (5) thereof. For purposes of determining key employees under Section 416(i)(1)(A) of the Code, the definition of compensation shall be the same as defined in the Company’s Employee Savings Plan and Trust, but excluding any compensation of a Participant whose location is not effectively connected with the conduct of a trade or business within the United States. If a Participant is a key employee at any time during the 12 months ending on each September 30, the Participant is a Specified Employee for the 12 month period commencing on the next January 1. Any such identification of a Specified Employee under this Plan shall apply to all nonqualified deferred compensation plans in which the Specified Employee participates. In the case of certain corporate transactions (a merger, acquisition or spin-off), or in the case of nonresident alien employees, the Company will determine Specified Employees in accordance with Treas. Reg. §1.409A-1(i).

2.38
~~2.37~~ STOCK APPRECIATION RIGHT means a right granted to a Participant pursuant to the terms and provisions of this Plan whereby the individual, without payment to the Company (except for any applicable withholding or other taxes), receives Shares, or such other consideration as the Committee may determine, in an amount equal to the excess of the Fair Market Value per Share on the date on which the Stock Appreciation Right is exercised over the exercise price per Share stated in the Stock Appreciation Right, for each Share subject to the Stock Appreciation Right.

2.39
~~2.38~~ SUBSIDIARY means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.40
~~2.39~~ TEN PERCENT SHAREHOLDER means a person who owns (after taking into account the attribution rules of Section 424(d)) of the Code more than ten percent (10%) of the total combined voting power of all classes of shares of stock of either the Company or a Subsidiary.

SECTION 3
SHARES SUBJECT TO INCENTIVE AWARD

3.1
AGGREGATE SHARES AUTHORIZED AND LIMITATIONS. The aggregate number of Shares that may be issued under the Plan is ~~One~~Two Million  (~~1,000,000~~2,000,000) Shares.  The aggregate number of Shares described above are subject to adjustment as provided in Section 3.4.  Within the aggregate limit specified above and subject to adjustment as provided in Section 3.4:

(a)	No more than One Million (~~1,000,000~~2,000,000) Shares may be used for Incentive Stock Options; and

(b)	No more than ~~Fifty~~One Hundred Twenty Five Thousand (~~50,000~~125,000) Shares may be used for Incentive Awards to non-employee Directors in any calendar year.

Such Shares shall be reserved, to the extent that the Company deems appropriate, from the Company’s authorized but unissued Shares, and from Shares which have been reacquired by the Company.

3.2
SHARE COUNTING. For purposes of determining the limits described in this Plan, in particular this Section 3, Shares that are issued or may be issued pursuant to an Incentive Award shall be counted as used when the Incentive Award is made.  With respect to any Shares covered by an Incentive Award that are not purchased or issued or are forfeited or reacquired by the Company prior to vesting, or if an Incentive Award terminates,

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or is cancelled without the delivery of any Shares, such Shares shall be added back to the limits described in this Plan and shall again be available for grants of Incentive Awards under the Plan. In addition, the following principles shall apply in determining the number of Shares under any applicable limit:

(a)	Shares tendered or attested to in payment of the Exercise Price of an Option shall not be added back to the applicable limit;

(b)	Shares withheld by the Company to satisfy the tax withholding obligation shall not be added back to the applicable limit;

(c)	Shares that are reacquired by the Company with the amount received upon exercise of an Option shall not be added back to the applicable limit;

(d)	The aggregate Shares exercised pursuant to a Stock Appreciation Right that is settled in Shares shall reduce the applicable limit, rather than the number of Shares actually issued; and

(e)	Any Incentive Award that is settled in cash shall not reduce the applicable limit.

3.3
LIMITATIONS ON INCENTIVE AWARDS. Subject to adjustment pursuant to Section 3.4, no Participant may be granted any Incentive Award covering an aggregate number of Shares in excess of ~~Sixty~~One Hundred Twenty Five Thousand (~~60,000~~125,000) in any calendar year. Notwithstanding the foregoing, in connection with his or her initial service, a Participant may be granted Incentives Awards covering not more than an additional Ten Thousand (10,000) Shares, which shall not count against the limit set forth in the preceding sentence.  The foregoing limits shall be determined by applying the principles of Section 3.2. With respect to any Performance Unit or Other Award that is not denominated in Shares, the maximum amount that a Participant may receive in any calendar year is One Million Dollars ($1,000,000).

3.4
SHARE ADJUSTMENT.  Notwithstanding anything in Section 12 to the contrary: (a) the number of Shares reserved under Section 3.1, (b) the limit on the number of Shares that may be granted subject to Incentive Awards during a calendar year to any individual under Section 3.1 and 3.3, (c) the number of Shares subject to certain Incentive Awards granted subject to Section 3.1, and (d) the Exercise Price of any Options and the specified price of any Stock Appreciation Rights, shall be adjusted by the Committee in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits. Furthermore, the Committee shall have the right to adjust (in a manner that satisfies the requirements of Code Section 424(a)): (i) the number of Shares reserved under Section 3.1; (ii) the number of Shares subject to certain Incentive Awards subject to Section 3.1; and (iii) the Exercise Price of any Options and the specified exercise price of any Stock Appreciation Rights in the event of any corporate transaction described in Section 424(a) of the Code that provides for the substitution or assumption of such Incentive Awards. If any adjustment under this Section creates a fractional Share or a right to acquire a fractional Share, such fractional Share shall be disregarded, and the number of Shares reserved under this Plan and the number subject to any Incentive Awards granted under this Plan shall be the next lower number of Shares, rounding all fractions downward. An adjustment made under this Section by the Committee shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in the number of Shares reserved under Section 3.1 or an increase in any limitation imposed by the Plan.

SECTION 4
EFFECTIVE DATE AND TERM OF PLAN

The effective date of this Plan shall be April 1, 2011, provided, however, that if the Plan is not approved by the shareholders of the Company within 12 months of the approval by the Board, the Plan will be terminated and all Incentive Awards granted under the Plan will be terminated and deemed null and void and further provided that no Incentive Award shall vest and no Shares may be issued under the Plan prior to approval of the Plan by the shareholders of the Company. No Incentive Award shall be granted under this Plan on or after the earlier of:

(a)	June 30, ~~2018,~~2022, or

(b)	the date on which all of the Shares reserved under Section 3 of this Plan have been issued or are no longer available for use under this Plan.

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This Plan shall continue in effect thereafter until all outstanding Incentive Awards have been exercised in full or are no longer exercisable and all Restricted Stock Awards or Restricted Stock Units have vested or been forfeited.

SECTION 5
ADMINISTRATION

5.1
GENERAL ADMINISTRATION. The Committee shall administer this Plan. The Committee, acting in its absolute discretion, shall exercise such powers and take such action as expressly called for under this Plan. The Committee shall have full power to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend or waive rules and regulations for the Plan’s administration, and to make all other determinations and take all other actions that may be necessary or advisable for the administration of the Plan.  Notwithstanding anything herein to the contrary, the Board may, without further action of the Committee, exercise the powers and duties of the Committee or any delegate under the Plan, unless such exercise would cause any Incentive Award not to comply with the requirements of Section 162(m) of the Code.

5.2
AUTHORITY OF THE COMMITTEE. Except as limited by law or by the Articles of Incorporation or By-laws of the Company, and subject to the provisions herein, the Committee shall have full power to:  (a) select Participants in the Plan; (b) determine the types of Incentive Awards for each Participant in a manner consistent with the Plan; (c) determine the number of Shares or the method of determining the number of Shares to be issued or other payment to be issued under Incentive Awards; (d) establish subplans providing uniform terms for eligible Participants; (e) determine the terms and conditions of Incentive Awards in a manner consistent with the Plan, including the time and manner of exercise, the restrictions on the rights granted under the Incentive Award and the lapse thereof, and the manner of payment, if any, the restrictions or holding period applicable to the payment of Stock received upon exercise or in satisfaction of the Incentive Award; and (f) amend the terms and conditions of any outstanding Incentive Awards as provided in accordance with Section 12.3. The Committee shall have the independent authority and discretion over the appointment, compensation and oversight of the services of advisors to the Committee, including compensation consultants and legal counsel, provided such advisors meet the standards for independence as established by the Securities Exchange Commission. The Company shall pay the compensation and expenses of such advisors. The Committee may seek the assistance of such other persons as it may see fit in carrying out its routine administrative functions concerning the Plan.

5.3
DELEGATION OF AUTHORITY. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board. The Committee may appoint one or more separate committees (any such committee, a “Subcommittee”) composed of two or more Outside Directors of the Company (who may but need not be members of the Committee) and may delegate to any such Subcommittee or to one or more executive officers of the Company the authority to grant Incentive Awards, and/or to administer the Plan or any aspect of it; provided, however, that only the Committee may grant Incentive Awards that meet the Performance-Based Exception, and only the Committee may grant Incentive Awards to Insiders.

5.4
DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of this Plan and all related orders and resolutions of the Committee shall be final, conclusive and binding on all persons, including the Company, its shareholders, members of the Board, Participants, and their estates and beneficiaries.

SECTION 6
ELIGIBILITY

Participants selected by the Committee shall be eligible for the grant of Incentives Awards under this Plan, but no Participant shall have the right to be granted an Incentive Award under this Plan merely as a result of his or her status as a Key Person or Key Employee. Notwithstanding the foregoing, an ISO may only be granted to a Key Employee.

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SECTION 7
TERMS AND CONDITIONS OF INCENTIVE AWARDS

7.1	ALL INCENTIVE AWARDS.

(a)
Grants of Incentive Awards. The Committee, in its absolute discretion, shall grant Incentive Awards under this Plan from time to time and shall have the right to grant new Incentive Awards in exchange for outstanding Incentive Awards; provided, however, the Committee shall not have the right to: (i) lower the Exercise Price of an existing Option; (ii) take any action which would be treated as a “repricing” under generally accepted accounting principles; or (iii) cancel an existing Option at a time when its Exercise Price exceeds the fair market value of the underlying stock subject to such Option in exchange for another Incentive Award, including cash or other equity in the Company (except as provided in Sections 3.4, 10 and 11). Incentive Awards shall be granted to Participants selected by the Committee, and the Committee shall be under no obligation whatsoever to grant any Incentive Awards, or to grant Incentive Awards to all Participants, or to grant all Incentive Awards subject to the same terms and conditions.

(b)
Shares Subject to Incentive Awards. The number of Shares as to which Incentive Award shall be granted shall be determined by the Committee in its sole discretion, subject to the provisions of Section 3.1 as to the total number of Shares available for grants under the Plan, and to any other restrictions contained in this Plan.

(c)
Incentive Award Agreements. Each Incentive Award shall be evidenced an Incentive Award Agreement. The Incentive Award Agreement may be in an electronic medium, may be limited to notation on the books and records of the Company and, with the approval of the Committee, need not be signed by a representative of the Company or a Participant. The Committee shall have sole discretion to modify the terms and provisions of any Incentive Award in accordance with Section 12.3.

(d)
Date of Grant. The date an Incentive Award is granted shall be no earlier than the date on which the Committee:  (i) has approved the terms and conditions of the Incentive Award; (ii) has determined the recipient of the Incentive Award and the number of Shares covered by the Incentive Award; and (iii) has taken all such other action necessary to direct the grant of the Incentive Award.

(e)
Time Based Vesting Restrictions.  Except to the extent permitted in the second sentence in this sub-paragraph (e), all Incentive Awards (including ISOs, NQSOs, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Stock, Performance Stock Units or Other Awards) must specify a Service Period of at least one year before vesting of the Incentive Award can occur in whole in part.  The Company may, notwithstanding the requirements of the preceding sentence, grant Incentive Awards with respect to up to an aggregate of 50,000 Shares reserved and available for grant and issuance pursuant to this Plan as of June 1, 2015 that do not require a minimum Service Period of one year.  Nothing in this sub-paragraph (e) shall restrict the Company from entering into (or continuing to be a party to) individual agreements with Participants that provide for the acceleration of the vesting restrictions upon the consummation of a Change of Control, termination of employment, or other specific events.

(f)
~~(e)~~ Vesting of Incentive Awards. Incentive Awards under the Plan may have restrictions on the vesting or delivery of and, in the case of Options, the right to exercise, that lapse based upon the service of a Participant, or based upon other criteria that the Committee may determine appropriate, such as the attainment of Performance Criteria as determined by the Committee. If the Award is intended to meet the Performance-Based Exception, the attainment of Performance Goals must satisfy the requirements of Sections 9.1, 9.2 and 9.3. Until the end of the period(s) of time specified in the vesting schedule and/or the satisfaction of any Performance Criteria, the Shares subject to such Incentive Award shall remain subject to forfeiture.

(g)
~~(f)~~ Acceleration of Vesting of Incentive Awards. Notwithstanding anything to the contrary in this Plan, the Committee shall have the power to permit, in its sole discretion, an acceleration of the expiration of the applicable restrictions or the applicable period of such restrictions with respect to any part or all of the Shares awarded to a Participant; provided, however, the Committee may grant Incentive Awards precluding such accelerated vesting in order to qualify the Incentive Awards for the Performance-Based Exception.

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(h)
~~(g)~~ Dividend Equivalents. The Committee may grant dividend equivalents with respect to any Incentive Award. The Committee shall establish the terms and conditions pursuant to which the dividend equivalents may be included in the Incentive Award.  Under a dividend equivalent, a Participant shall be entitled to receive payments equivalent to the amount of dividends paid by the Company to holders of Shares with respect to the number of Shares or Units of Shares represented by an Incentive Award, which may be paid concurrently with the payment of dividends or deferred and paid at a later date. The dividend equivalent may be paid in Shares or in cash, or a fixed combination of Shares or cash, or the Committee may reserve the right to determine the manner of payment at the time the dividend equivalent is payable. Any such dividend equivalent that is intended to be exempt from Section 409A of the Code with respect to an Incentive Award that constitutes Deferred Compensation shall be stated in a separate arrangement.

(i)
~~(h)~~ Transferability of Incentive Awards. Except as otherwise provided in a Participant’s Incentive Award Agreement, no Incentive Award granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, except upon the death of the holder Participant by will or by the laws of descent and distribution. Except as otherwise provided in a Participant’s Incentive Award Agreement, during the Participant’s lifetime, only the Participant may exercise any Option or Stock Appreciation Right unless the Participant is incapacitated, in which case the Option or Stock Appreciation Right may be exercised by and any other Incentive Award may be payable to the Participant’s legal guardian, legal representative, or other representative whom the Committee deems appropriate based on applicable facts and circumstances. The determination of incapacity of a Participant and the identity of appropriate representative of the Participant to exercise the Option or receive any other payment under an Incentive Award if the Participant is incapacitated shall be determined by the Committee.

(j)
~~(i)~~ Deferral Elections. The Committee may require or may permit Participants to elect to defer the issuance of Shares or the settlement of Incentive Awards in cash under this Plan pursuant to such rules, procedures, or programs as it may establish from time to time. However, notwithstanding the preceding sentence, the Committee shall not, in establishing the terms and provisions of any Incentive Awards, or in exercising its powers under this Plan: (i) create any arrangement which would constitute an employee pension benefit plan as defined in Section 3(3) of the Employee Retirement Income Security Act, as amended, unless the arrangement provides benefits solely to one or more individuals who constitute members of a select group of management or highly compensated employees; or (ii) create any arrangement that would constitute Deferred Compensation unless the arrangement complies with Section 9.4 and 9.5 or unless the Committee, at the time of grant, specifically provides that the Incentive Award is not intended to comply with Section 409A of the Code.

7.2	OPTIONS.

(a)
Grants of Options. Each grant of an Option shall be evidenced by an Incentive Award Agreement that shall specify whether the Option is an ISO or NQSO, and incorporate such other terms as the Committee deems consistent with the terms of this Plan and, in the case of an ISO, necessary or desirable to permit such Option to qualify as an ISO. The Committee and/or the Company may modify the terms and provisions of an Option in accordance with Section 12 even though such modification may change the Option from an ISO to a NQSO.

(b)
Termination of Service Other Than Upon a Qualifying Event.   Except as provided in the Incentive Award Agreement or a separate agreement with the Participant that covers Options, or as otherwise determined by the Committee: (i) if the Participant’s Service with the Company and/or a Subsidiary ends before the Options vest, the Participant shall forfeit all unvested Options; and (ii) any vested Options held by such Participant may thereafter be exercised to the extent it was exercisable at the time of such termination, but may not be exercised after 90 days after such termination, or the expiration of the stated term of the Options, whichever period is the shorter.  In the event a Participant’s Service with the Company or any Subsidiary is terminated for Cause, all unexercised Options granted to such Participant shall immediately terminate.

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(c)
Termination of Service Upon a Qualifying Event.  Except as provided in the Incentive Award Agreement or a separate agreement with the Participant that covers Options, and except as otherwise determined by the Committee: (i) if a Qualifying Event occurs before the date or dates on which Options vest, the Participant shall forfeit all unvested Options; and (ii) any Vested Options held by such Participant may thereafter be exercised to the extent it was exercisable at the time of such Qualifying Event, but may not be exercised after one year after such Qualifying Event, or the expiration of the stated term of the Options, whichever period is the shorter.

(d)
Exercise Price. Subject to adjustment in accordance with Section 3.4 and the other provisions of this Section, the Exercise Price shall be specified in the applicable Incentive Award Agreement and shall not be less than the Fair Market Value of a Share on the date the Option is granted. With respect to each ISO granted to a Participant who is not a Ten Percent Shareholder, the Exercise Price shall not be less than the Fair Market Value of a Share on the date the ISO is granted. With respect to each ISO granted to a Participant who is a Ten Percent Shareholder, the Exercise Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date the ISO is granted.

(e)
Option Term. Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Incentive Award Agreement, but no Incentive Award Agreement shall: (i) make an Option exercisable prior to the date such Option is granted or after it has been exercised in full; or (ii) make an Option exercisable after the date that is: (A) the tenth (10th) anniversary of the date such Option is granted, if such Option is a NQSO or an ISO granted to a Participant who is not a Ten Percent Shareholder; or (B) the fifth (5th) anniversary of the date such Option is granted, if such Option is an ISO granted to a Ten Percent Shareholder. Options issued under the Plan may become exercisable based on the service of a Participant, and/or based upon the attainment (as determined by the Committee) of Performance Criteria.  Any Option that is intended to qualify for the Performance-Based Exception must satisfy the requirements of Sections 9.1, 9.2 and 9.3.

(f)
Payment. The Exercise Price of Shares acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations by delivering to the Company or its designated agent, either: (i) in cash or by check at the time the Option is exercised; or (ii) at the discretion of the Committee at the time of the grant of the Option (or subsequently in the case of an NQSO): (A) by delivery (or by attestation) of other Shares, including Shares acquired as part of the exercise (i.e., a pyramid exercise); (B) if permitted by applicable law, the withholding of Shares delivered by that number of Shares equal to the Fair Market Value of the Exercise Price (i.e., a cashless or net exercise); (C) according to a deferred payment or other similar arrangement with the Participant, including use of a promissory note (except for executive officers and Directors of the Company to the extent such loans and similar arrangements are prohibited under Section 402 of the Sarbanes-Oxley Act of 2002); (D) pursuant to a “same day sale” program exercised through a brokerage transaction as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Federal Reserve Board so long as the Company’s equity securities are registered under Section 12 of the Exchange Act, unless prohibited by Section 402 of the Sarbanes-Oxley Act of 2002; or (E) by some combination of the foregoing. Notwithstanding the foregoing, with respect to any Participant who is an Insider, a tender of Shares or, a cashless or net exercise shall be a subsequent transaction approved as part of the original grant of an Option for purposes of the exemption under Rule 16b-3 of the Exchange Act. Except as provided above, payment shall be made at the time that the Option or any part thereof is exercised, and no Shares shall be issued or delivered upon exercise of an Option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a shareholder.

(g)
ISO Tax Treatment Requirements. With respect to any Option that is intended to be an ISO, to the extent that the aggregate Fair Market Value (determined as of the date of grant of such Option) of Shares with respect to which such Option is exercisable for the first time by any individual during any calendar year exceeds one hundred thousand dollars ($100,000), to the extent of such excess, such Option shall not be treated as an ISO in accordance with Section 422(d) of the Code and in Treas. Reg. §1.422-4. With respect to any Option that is intended to be an ISO, such Option shall cease to be treated as an ISO (A) if the Participant disposes of Shares acquired upon exercise of the

9

Option within two (2) years from the date of the granting of the Option or within one (1) year of the exercise of the Option or if (B) the Participant has not met the requirements of Section 422(a)(2) of the Code.

7.3	RESTRICTED STOCK.

(a)
Grants of Restricted Stock Awards. Shares awarded pursuant to Restricted Stock Awards shall be subject to such restrictions as determined by the Committee for periods determined by the Committee. The Committee may require a cash payment from the Participant in exchange for the grant of a Restricted Stock Award or may grant a Restricted Stock Award without the requirement of a cash payment.

(b)
Termination of Service Other Than Upon a Qualifying Event. Except as provided in the Incentive Award Agreement or a separate agreement with the Participant covering the Restricted Stock, if the Participant’s Service with the Company and/or a Subsidiary ends for any reason other than a Qualifying Event before any restrictions lapse, the Participant shall forfeit all unvested Restricted Stock, unless the Committee determines that some or all of the Participant’s unvested Restricted Stock shall vest in whole or in part as of the date of such event.

(c)
Termination of Service Upon a Qualifying Event. Except as provided in the Incentive Award Agreement or a separate agreement with the Participant covering the Restricted Stock: (i) if a Qualifying Event occurs before the date or dates on which restrictions lapse, the Participant shall forfeit all unvested Restricted Stock, unless the Committee determines that some or all of the Participant’s unvested Restricted Stock shall vest as of the date of such event; and (ii) in the case of Restricted Stock based on Performance Criteria then, as of the date on which such Qualifying Event occurs, the Participant shall be entitled to receive a number of Shares as determined by the Committee based on that portion of the applicable Performance Period that had transpired and by measuring performance in relation to the selected Performance Criteria from the Company’s most recent publicly available quarterly results that are available as of the date the Qualifying Event occurs or such later date as the Committee determines, but no later than the end of the Performance Period; provided, however, the Committee may grant Incentive Awards precluding such partial awards when a Qualifying Event occurs in order to qualify the Restricted Stock for the Performance-Based Exception.

(d)
Voting, Dividend & Other Rights. Unless the applicable Incentive Award Agreement provides otherwise, a Participant awarded Restricted Stock shall be entitled to vote and to receive dividends during the periods of restriction of the Shares to the same extent as the Participant would have been entitled if the Shares were not restricted.

7.4	RESTRICTED STOCK UNITS.

(a)
Grants of Restricted Stock Units. A Restricted Stock Unit shall entitle the Participant to receive one Share at such future time and upon such terms as specified by the Committee in the Incentive Award Agreement. The Committee may require a cash payment from the Participant in exchange for the grant of Restricted Stock Units or may grant Restricted Stock Units without such requirement.

(b)
Termination of Service Other Than Upon a Qualifying Event. Except as provided in the Incentive Award Agreement or a separate agreement with the Participant covering the Restricted Stock Unit, if the Participant’s Service with the Company and/or a Subsidiary ends before the Restricted Stock Units vest, the Participant shall forfeit all unvested Restricted Stock Units, unless the Committee determines that the Participant’s unvested Restricted Stock Units shall vest, in whole or in part, as of the date of such event.

(c)
Termination of Service Upon a Qualifying Event. Except as provided in the Incentive Award Agreement or a separate agreement with the Participant covering the Restricted Stock Unit: (i) if a Qualifying Event occurs before the date or dates on which restrictions lapse, the Participant shall forfeit all unvested Restricted Stock Units, unless the Committee determines that the Participant’s unvested Restricted Stock Units shall vest as of the date of such event; and (ii) in the case of

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Restricted Stock Units that are based on performance criteria, then as of the date on which such Qualifying Event occurs, the Participant shall be entitled to receive a number of Shares as determined by the Committee based on that portion of the applicable Performance Period that had transpired and by measuring performance in relation to the selected Performance Criteria from the Company’s most recent publicly available quarterly results that are available as of the date the Qualifying Event occurs or such later date, but not later than the end of the Performance Period; provided, however, the Committee may grant Incentive Awards precluding entitlement to a partial award when a Qualifying Event occurs in order to qualify the Restricted Stock Units for the Performance-Based Exception.

(d)
Voting, Dividend & Other Rights. A Participant awarded Restricted Stock Units shall not be entitled to vote or to receive dividends until the date the Shares are issued to the Participant pursuant to the Restricted Stock Units, and, unless the Incentive Award Agreement provides otherwise, the Participant shall not be entitled to any dividend equivalents (as described in Section 7.1(g)).

7.5	STOCK APPRECIATION RIGHTS.

(a)
Grants of Stock Appreciation Rights. A Stock Appreciation Right shall entitle the Participant to receive upon exercise the excess of the Fair Market Value of number of Shares exercised, over the specified price for such Shares. The specified price for a Stock Appreciation Right granted in connection with a previously or contemporaneously granted Option, shall not be less than the Exercise Price for Shares that are subject to the Option. In the case of any other Stock Appreciation Right, the specified price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share at the time the Stock Appreciation Right is granted. If related to an Option, the exercise of a Stock Appreciation Right shall result in a pro rata expiration and cancellation of the same number of Shares of the related Option for which the Stock Appreciation Right has been exercised.

(b)
Stock Appreciation Right Term. Each Stock Appreciation Right granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Incentive Award Agreement, but no Incentive Award Agreement shall: (i) make a Stock Appreciation Right exercisable prior to the date such Stock Appreciation Right is granted or after it has been exercised in full; or (ii) make a Stock Appreciation Right exercisable after the date that is: (A) the tenth (10th) anniversary of the date such Stock Appreciation Right is granted; or (B) the fifth (5th) anniversary of the date such Stock Appreciation Right is granted, if such Stock Appreciation Right is granted in connection with the grant of an ISO to a Ten Percent Shareholder. Stock Appreciation Rights issued under the Plan may become exercisable based on the service of a Participant, or based upon the attainment (as determined by the Committee) of Performance Criteria.  Any Stock Appreciation Right that is intended to qualify for the Performance-Based Exception must satisfy the requirements of Sections 9.1, 9.2 and 9.3.

(c)
Payment. Upon exercise of a Stock Appreciation Right, the Company shall pay to the Participant the appreciation with Shares (computed using the aggregate Fair Market Value of Shares on the date of exercise) or in cash, or in any combination thereof as specified in the Incentive Award Agreement or, if not specified, as the Committee determines. To the extent that a Stock Appreciation Right is exercised, the specified price shall be treated as paid in Shares for purposes of Section 3.

(d)
Termination of Service Other Than Upon a Qualifying Event.   Except as provided in the Incentive Award Agreement or a separate agreement with the Participant that governs the Stock Appreciation Rights granted, or as otherwise provided by the Committee: (i) if the Participant’s Service with the Company and/or a Subsidiary ends before the Stock Appreciation Rights vest, the Participant shall forfeit all unvested Stock Appreciation Rights; and (ii) any Stock Appreciation Rights held by such Participant may thereafter be exercised to the extent it was exercisable at the time of such termination, but may not be exercised after 90 days after such termination, or the expiration of the stated term of the Stock Appreciation Rights, whichever period is the shorter.  In the event a Participant’s employment with the Company or any Subsidiary is terminated for Cause, all unexercised Stock Appreciation Rights granted to such Participant shall immediately terminate.

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(e)
Termination of Service Upon a Qualifying Event.  Except as provided in the Incentive Award Agreement or a separate agreement with the Participant that governs the Stock Appreciation Rights granted , and except as otherwise provided by the Committee: (i) if a Qualifying Event occurs before the date or dates on which Stock Appreciation Rights vest, the Participant shall forfeit all unvested Stock Appreciation Rights; and (ii) any vested Stock Appreciation Rights held by such Participant may thereafter be exercised to the extent it was exercisable at the time of such Qualifying Event, but may not be exercised after one year after such Qualifying Event, or the expiration of the stated term of the Stock Appreciation Rights, whichever period is the shorter.

(f)
Special Provisions for Tandem Stock Appreciation Rights. A Stock Appreciation Right granted in connection with an Option may only be exercised to the extent that the related Option has not been exercised. A Stock Appreciation Right granted in connection with an ISO: (i) will expire no later than the expiration of the underlying ISO; (ii) may be for no more than the difference between the exercise price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Stock Appreciation Right is exercised; (iii) may be transferable only when, and under the same conditions as, the underlying ISO is transferable; and (iv) may be exercised only: (A) when the underlying ISO could be exercised; and (B) when the Fair Market Value of the Shares subject to the ISO exceeds the exercise price of the ISO.

7.6	PERFORMANCE STOCK, PERFORMANCE CASH UNITS AND PERFORMANCE STOCK UNITS.

(a)
Awards of Performance Stock, Performance Cash Units and Performance Stock Units. Shares and cash shall become payable to a Participant under Incentive Awards of Performance Stock, Performance Cash Units and Performance Stock Units upon achievement of Performance Criteria determined by the Committee as set forth in the applicable Incentive Award Agreement or written document governing such Incentive Awards. Each Incentive Award will specify the maximum number of Shares which may be issued pursuant to Incentive Awards in the form of Performance Stock or Performance Stock Units and the maximum amount of cash which may be paid pursuant to Performance Cash Units, which number and amount may be subject to adjustment to reflect changes in compensation or other factors; provided, however, that no such adjustment will be made in the case of an Incentive Award that is intended to qualify for the Performance-Based Exception, other than as provided in Sections 9.1, 9.2 and 9.3.

(b)	Payment. Each Incentive Award will specify the time and manner of payment of Shares and cash earned and vested under Performance Stock, Performance Cash Units or Performance Stock Units.

7.7	OTHER AWARDS.

(a)	The following awards may be made as Other Awards under the Plan:

(i)
Awards, subject to limitations under applicable law, granted to any Participant that are, as determined by the Committee, denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares or factors that may influence the value of such Shares, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights for Shares, awards with value and payment contingent upon performance of the Company or specified Subsidiaries, affiliates or other business units thereof, or any other factors designated by the Committee.  The Committee shall determine the terms and conditions of such awards.

(ii)	Cash awards, granted to Participants on such terms and conditions as the Committee may determine, subject to the limitation set forth in Section 3.4.

(iii)
Shares granted to a Participant as a bonus, or in lieu of obligations of the Company or a Subsidiary to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, subject to such terms as the Committee shall determine, subject to the limitation set forth in Section 3.4.

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(b)	Participants designated by the Committee may, pusuant to an Incentive Award, be permitted to reduce compensation otherwise payable in cash in exchange for Shares or an Other Award under the Plan.

7.8	NON-EMPLOYEE DIRECTOR COMPENSATION1.

(a)
Notwithstanding any other provisions of this Plan, a grant of a Restricted Stock Award, Restricted Stock Units or NQSOs, or any combination thereof, shall be made to (i) each member of the Board who is not an employee of the Company or any Subsidiary within the meaning of Rule 16b-3 of the Exchange Act (a “non-employee director” for purposes of this Section 7.8) and who at the regular annual shareholders meeting is elected or re-elected to the Board and (ii) to each non-employee director (in the case of a classified board) whose term as a director continues until at least the next annual meeting of shareholders. Except as provided in (b) below, the number of Shares and the other terms of the Restricted Stock Award, Restricted Stock Units, or NQSOs shall be determined by the Board in its sole discretion prior to such annual meeting of shareholders. The date of grant of the Restricted Stock Award, Restricted Stock Units or NQSOs is the date of the regular annual meeting of shareholders on which directors are elected or re-elected to serve on the Board and (in the case of a classified board) other directors continue to serve unexpired terms following such meeting.  If an individual is elected to the Board between annual meetings of shareholders, a pro-rated grant of a Restricted Stock Award, Restricted Stock Units or NQSOs may be made.

(b)
The following terms shall apply to any Restricted Stock Award, Restricted Stock Units or NQSOs granted under this Section to non-employee directors:  (i) unless the Board specifies a longer period, each grant of NQSQs to a Director shall vest two years after the date of grant; (ii) if the non-employee director ceases to serve as a member of the Board prior to the expiration of one year from the date of grant (other than due to death or disability), the non-employee director shall forfeit any Restricted Stock Award, Restricted Stock Units or NQSQs; and, (iii) unless the Board specifies a longer period, Shares acquired pursuant to a grant of a Restricted Stock Award or Restricted Stock Units under this Section may not be sold before the second anniversary of the date of grant.

(c)
The Board, in its discretion, in addition granting a Restricted Stock Award, Restricted Stock Units or NQSOs as provided above, may grant additional Incentive Awards to all non-employee directors or to any individual non-employee director, provided that such grant shall be solely for substantial services performed or to be performed by the non-employee directors or non-employee director as determined in good faith by the Board.

SECTION 8
SECURITIES REGULATION

8.1
LEGALITY OF ISSUANCE. No Share shall be issued under this Plan unless and until the Committee has determined that all required actions have been taken to register such Share under the Securities Act of 1933 or the Company has determined that an exemption therefrom is available, any applicable listing requirement of any stock exchange on which the Share is listed has been satisfied, and any other applicable provision of state, federal or foreign law, including foreign securities laws where applicable, has been satisfied.

8.2
RESTRICTIONS ON TRANSFER; REPRESENTATIONS; LEGENDS. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act of 1933 or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable to achieve compliance with the provisions of the Securities Act of 1933, the securities laws of any state, the United States or any other applicable foreign law. If the offering and/or sale of Shares under the Plan is not registered under the Securities Act of 1933 and the Company determines that the registration requirements of the Securities Act of 1933 apply but an exemption is available which requires an investment representation or other representation, the Participant shall be required, as a condition to acquiring such Shares, to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof,

1 Non-material amendments approved by Board on May 10, 2012.

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except in compliance with the Securities Act of 1933, and to make such other representations as are deemed necessary or appropriate by the Company and its counsel. All Incentive Award Agreements shall contain a provision stating that any restrictions under any applicable securities laws will apply.

8.3
REGISTRATION OF SHARES. The Company may, and intends to, but is not obligated to, register or qualify the offering or sale of Shares pursuant to this Plan under the Securities Act of 1933 or any other applicable state, federal or foreign law.

SECTION 9
COMPLIANCE WITH THE CODE

9.1
DISCRETION IN FORMULATION OF PERFORMANCE CRITERIA. The Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre-established Performance Criteria; provided, however, that any Incentive Awards that are intended to qualify for the Performance-Based Exception may not be adjusted upward (although the Committee shall retain the discretion to adjust such Incentive Awards downward).

9.2
PERFORMANCE PERIODS. The Committee shall have the discretion to determine the period during which any Performance Criteria, including any Performance Goal must be attained with respect to an Incentive Award. Such period may be of any length, and with respect to Incentive Awards intended to qualify for the Performance-Based Exception, must be established prior to the start of such period or within the first ninety (90) days of such period (provided that the Performance Criteria are not in any event set after 25% or more of such period has elapsed).

9.3
MODIFICATIONS TO PERFORMANCE CRITERIA. In the event that the applicable tax and/or securities laws and regulatory rules and regulations change to permit Committee discretion to alter the governing Performance Goals without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Incentive Awards that shall not qualify for the Performance-Based Exception, the Committee may make such grants without satisfying the requirements under Section 162(m) of the Code to qualify for the Performance-Based Exception.

9.4
LIMITATION ON PAYMENT OR EXERCISE. With respect to any Incentive Award that constitutes Deferred Compensation, such Incentive Awards shall provide for payment or exercise only upon: (a) a fixed date or schedule that complies with the requirements of Treas. Reg. §1.409A-3; (b) on a date based upon the Participant’s “separation from service,” or “disability,” or “unforeseeable emergency” as those terms are defined under Section 409A of the Code; (c) the Participant’s death; or (d) a Change in Control as defined in Section 11.1. Any election permitted under any Incentive Award that constitutes Deferred Compensation shall comply with the requirements of Treas. Reg. §1.409A-2 and shall be irrevocable as of the date of grant of the Incentive Award. In addition, with respect to any Incentive Award that constitutes Deferred Compensation, except to the extent acceleration or deferral is permitted by or complies with the requirements of Section 409A of the Code, neither the Committee nor a Participant may accelerate or defer the time or schedule of any payment or exercise of, or the amount scheduled to be reported as income as a result.

9.5
DELAY IN PAYMENT OR EXERCISE FOR SPECIFIED EMPLOYEES. Notwithstanding anything in the Plan, unless the Incentive Award Agreement specifically provides otherwise, no Incentive Award that constitutes Deferred Compensation shall be paid to or exercised by a Specified Employee earlier than 181 days following the Participant’s “separation from service” as defined for purposes of Section 409A of the Code (or if earlier, upon the Specified Employee’s death), except as permitted under Section 409A of the Code and the regulations and other guidance promulgated thereunder. The Committee may specify in the Incentive Award Agreement that the amount of the Deferred Compensation delayed pursuant to this Section 16.4 shall accumulate interest or earnings during the period of such delay.

9.6
WITHHOLDING. All taxes imposed on any Incentive Award shall be the sole responsibility of the Participant. The Company shall have the right to deduct or withhold, or require a Participant to remit to the Company as a condition precedent for the grant, exercise, satisfaction of conditions or the lapse of restrictions under any Incentive Award or the issuance of Shares, an amount sufficient to satisfy the federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable

14

event arising as a result. Unless the Incentive Award Agreement provides otherwise, the Participant may satisfy such tax obligation by:

(a)
electing to have the Company withhold a portion of the Shares otherwise to be delivered upon such exercise, satisfaction of conditions or lapse of restriction with a Fair Market Value equal to the amount of such taxes, provided that the maximum amount shall not exceed the amount of the minimum required withholding; and

(b)	delivering (to the Company) Shares other than Shares issuable upon such exercise, satisfaction of conditions or lapse of restrictions with a Fair Market Value equal to the amount of such taxes.

Notwithstanding the foregoing, with respect to any Participant who is an Insider, a withholding or tender of Shares shall be a subsequent transaction approved as part of the Incentive Award for purposes of the exemption under Rule 16b-3 of the Exchange Act.

9.7
NOTIFICATION OF DISQUALIFYING DISPOSITIONS OF AN ISO. If a Participant sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of: (a) the date two (2) years after the date of grant of such ISO; or (b) the date one (1) year after the exercise of such ISO, then the Participant shall immediately notify the Company in writing of such sale or disposition and shall cooperate with the Company in providing sufficient information to the Company for the Company to properly report such sale or disposition to the Internal Revenue Service. The Participant acknowledges and agrees that he or she may be subject to federal, state and/or local tax withholding by the Company on the compensation income recognized by Participant from any such early disposition, and agrees that he or she shall include the compensation from such early disposition in his gross income for federal tax purposes. The Company may condition the exercise of any ISO on the Participant’s express written agreement with these provisions of this Plan.

SECTION 10
INCENTIVE AWARDS TO PARTICIPANTS OUTSIDE THE US

The Committee shall have the authority to require that any Incentive Award Agreement relating to an Incentive Award in a jurisdiction outside of the United States contain such terms as are required by local law in order to constitute a valid grant under the laws of such jurisdiction. Such authority shall be notwithstanding the fact that the requirements of the local jurisdiction may be different from or more or less restrictive than the terms set forth in this Plan. No purchase or delivery of Shares pursuant to an Incentive Award to a Participant outside the United States shall occur until applicable restrictions imposed pursuant to this Plan (as modified as provided in this Section 10) or the applicable Incentive Awards have terminated.

SECTION 11
CHANGE IN CONTROL OF THE COMPANY

11.1
CHANGE IN CONTROL.  “Change in Control” of the Company means an event that would be required to be reported in response to Item 6(e) on Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Company is then subject to such reporting requirement, including, without limitation, if:

(a)
Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or other than a Subsidiary of the Company, becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities; or

(b)
During any period of two consecutive years (not including any period ending prior to the effective date of this Plan), the Incumbent Directors cease for any reason to constitute at least a majority of the Board.  The term “Incumbent Directors” shall mean those individuals who are members of the Board of Directors on the effective date of this Plan and any individual who subsequently becomes a member of the Board (other than a director designated by a person who has entered into agreement with the Company to effect a transaction contemplated by Section 11.1(c)) whose election or

15

nomination for election by the Company’s shareholders was approved by a vote of at least a majority of the then Incumbent Directors; or

(c)	In the event:

(i)
the Company consummates a merger, consolidation, share exchange, division or other reorganization of the Company with any corporation or entity, other than an entity owned at least 80% by the Company, unless immediately after such transaction, the shareholders of the Company immediately prior to such transaction beneficially own, directly or indirectly 51% or more of the combined voting power of resulting entity’s outstanding voting securities as well as 51% or more of the Total Market Value of the resulting entity, or in the case of a division, 51% or more of the combined voting power of the outstanding voting securities of each entity resulting from the division as well as 51% or more of the Total Market Value of each such entity, in each case in substantially the same proportion as such shareholders owned shares of the Company prior to such transaction;

(ii)
the Company consummates an agreement for the sale or disposition (in one transaction or a series of transactions) of assets of the Company, the total consideration of which is greater than 51% of the Total Market Value of the Company; or

(iii)	the Company adopts a plan of complete liquidation or winding up of the Company.

(d)
“Total Market Value” shall mean the aggregate market value of the Company’s or the resulting entity’s outstanding common stock (on a fully diluted basis) plus the aggregate market value of the Company’s or the resulting entity’s other outstanding equity securities as measured by the exchange rate of the transaction or by such other method as the Committee determines where there is not a readily ascertainable exchange rate.

11.2
VESTING UPON A CHANGE IN CONTROL. Except as otherwise provided in an Incentive Award Agreement or as provided in the next sentence, if a Change in Control occurs, and if the agreements effectuating the Change in Control do not provide for the assumption or substitution of all Incentive Awards granted under this Plan, with respect to any Incentive Award granted under this Plan that is not so assumed or substituted (a “Non-Assumed Incentive Award”), such Incentive Award shall immediately vest and be exercisable and any restrictions thereon shall lapse. Notwithstanding the foregoing, unless the Committee determines at or prior to the Change in Control, no Incentive Award that is subject to any Performance Criteria for which the Performance Period  has not expired, shall accelerate at the time of a Change in Control.

11.3
DISPOSITION OF INCENTIVE AWARDS. Except as otherwise provided in an Incentive Award Agreement, the Committee, in its sole and absolute discretion, may, with respect to any or all of such Non-Assumed Incentive Awards, take any or all of the following actions to be effective as of the date of the Change in Control (or as of any other date fixed by the Committee occurring within the thirty (30) day period immediately preceding the date of the Change in Control, but only if such action remains contingent upon the effectuation of the Change in Control) (such date referred to as the “Action Effective Date”):

(a)	Unilaterally cancel such Non-Assumed Incentive Award in exchange for:

(i)
whole and/or fractional Shares (or whole Shares and cash in lieu of any fractional Share) or whole and/or fractional shares of a successor (or for whole shares of a successor and cash in lieu of any fractional share) that, in the aggregate, are equal in value to the excess of:

(A)	in the case of Options, the Shares that could be purchased pursuant to such Non-Assumed Incentive Award less the aggregate Exercise Price for the Options with respect to such Shares; and

(B)	in the case of Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Stock, Performance Units and Other Awards, Shares subject

16

to such Incentive Award determined as of the Action Effective Date (taking into account vesting), less the value of any consideration payable on exercise.

(ii)	cash or other property equal in value to the excess of:

(A)	in the case of Options, the Shares that could be purchased pursuant to such Non-Assumed Incentive Award less the aggregate Exercise Price for the Options with respect to such Shares; and

(B)
in the case of Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Stock, Performance Units and Other Awards, Shares subject to such Incentive Award determined as of the Action Effective Date (taking into account vesting) less the value of any consideration payable on exercise.

In the event the Exercise Price or consideration payable on exercise is equal to or greater than the Shares, cash or other property payable as provided in paragraphs (i) and (ii) above, then such Options and other Incentive Awards shall be automatically cancelled without payment of any consideration therefor.

(b)
In the case of Options, unilaterally cancel such Non-Assumed Option after providing the holder of such Option with: (i) an opportunity to exercise such Non-Assumed Option to the extent vested within a specified period prior to the date of the Change in Control; and (ii) notice of such opportunity to exercise prior to the commencement of such specified period. However, notwithstanding the foregoing, to the extent that the recipient of a Non-Assumed Incentive Award is an Insider, payment of cash in lieu of whole or fractional Shares or shares of a successor may only be made to the extent that such payment: (A) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act; or (B) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless an Incentive Award Agreement provides otherwise, the payment of cash in lieu of whole or fractional Shares or in lieu of whole or fractional shares of a successor shall be considered a subsequent transaction approved by the original grant of the Option.

11.4
GENERAL RULE FOR OTHER INCENTIVE AWARDS. If a Change in Control occurs, then, except to the extent otherwise provided in the Incentive Award Agreement pertaining to a particular Incentive Award or as otherwise provided in this Plan, each Incentive Award shall be governed by applicable law and the documents effectuating the Change in Control.

SECTION 12
AMENDMENT OR TERMINATION

12.1
AMENDMENT OF PLAN. This Plan may be amended by the Committee from time to time to the extent that the Committee deems necessary or appropriate; provided, however, no such amendment shall be made without the approval of the shareholders of the Company if such amendment:

(a)	increases the number of Shares reserved under Section 3, except as set forth in Section 3.4;

(b)	extends the maximum life of the Plan under Section 4 or the maximum exercise period under Section 7;

(c)	decreases the minimum Exercise Price under Section 7;

(d)	changes the designation of Participant eligible for Incentive Awards under Section 6; or

(e)	would cause the Plan to no longer comply with Rule 16b-3 of the Exchange Act, Section 422 of the Code.

17

Shareholder approval of other material amendments (such as an expansion of the types of awards available under the Plan, an extension of the term of the Plan, or a change to the method of determining the Exercise Price of Options issued under the Plan) may also be required pursuant to rules promulgated by an established stock exchange or a national market system.

12.2	TERMINATION OF PLAN. The Board also may suspend the granting of Incentive Awards under this Plan at any time and may terminate this Plan at any time.

12.3	AMENDMENT OF INCENTIVE AWARDS. The Committee shall have the right to modify, amend or cancel any Incentive Award after it has been granted if:

(a)
the modification, amendment or cancellation does not diminish the rights or benefits of the Participant under the Incentive Award (provided, however, that a modification, amendment or cancellation that results solely in a change in the tax consequences with respect to an Incentive Award shall not be deemed as a diminishment of rights or benefits of such Incentive Award);

(b)	the Participant consents in writing to such modification, amendment or cancellation;

(c)	there is a dissolution or liquidation of the Company;

(d)	this Plan and/or the Incentive Award Agreement expressly provides for such modification, amendment or cancellation; or

(e)	the Company would otherwise have the right to make such modification, amendment or cancellation by applicable law.

Notwithstanding the forgoing, the Committee may reform any provision in an Incentive Award intended to be exempt from Section 409A of the Code to maintain to the maximum extent practicable the original intent of the applicable provision without violating the provisions of Section 409A of the Code; provided, however, that if no reasonably practicable reformation would avoid the imposition of any penalty tax or interest under Section 409A of the Code, no payment or benefit will be provided under the Incentive Award and the Incentive Award will be deemed null, void and of no force and effect, and the Company shall have no further obligation in connection with such Incentive Award.

SECTION 13
MISCELLANEOUS

13.1
SHAREHOLDER RIGHTS. Except as provided in Section 7. 3 with respect to Restricted Stock, or in an Incentive Award Agreement, no Participant shall have any rights as a shareholder of the Company as a result of the grant of an Incentive Award pending the actual delivery of Shares subject to such Incentive Award to such Participant.

13.2
NO GUARANTEE OF CONTINUED RELATIONSHIP. The grant of an Incentive Award to a Participant under this Plan shall not constitute a contract of employment or other relationship with the Company and shall not confer on a Participant any rights upon his or her termination of employment or relationship with the Company in addition to those rights, if any, expressly set forth in the Incentive Award Agreement that evidences his or her Incentive Award.

13.3
TRANSFERS & RESTRUCTURINGS. The transfer of a Participant’s employment between or among the Company or a Subsidiary (including the merger of a Subsidiary into the Company) shall not be treated as a termination of his or her Service under this Plan. Likewise, the continuation of Service by a Participant with a corporation that is a Subsidiary shall be deemed to be a termination of Service when such corporation ceases to be a Subsidiary.

13.4
LEAVES OF ABSENCE. Unless the Committee provides otherwise, vesting of Incentive Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be in the Service of the Company in the case of any leave of absence approved by the Company. With respect to any ISOs, no such leave may exceed 90 days unless reemployment upon expiration of such leave is guaranteed by

18

statute or contract and if reemployment upon expiration of a leave of absence is not so guaranteed, then three (3) months following the 91st day of such leave any ISO held by the Participant will cease to be treated as an ISO and if exercised thereafter will be treated for tax purposes as a NQSO.

13.5
GOVERNING LAW/CONSENT TO JURISDICTION. This Plan shall be construed under the laws of the State of Minnesota without regard to principles of conflicts of law. Each Participant consents to the exclusive jurisdiction in the United States District Court for the District of Minnesota for the determination of all disputes arising from this Plan and waives any rights to remove or transfer the case to another court.

13.6
ESCROW OF SHARES. To facilitate the Company’s rights and obligations under this Plan, the Company reserves the right to appoint an escrow agent, who shall hold the Shares owned by a Participant pursuant to this Plan.

13.7
NO FRACTIONAL SHARES.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Incentive Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such Shares shall be cancelled or otherwise eliminated.

13.8
FORFEITURE AND RECOUPMENT. Without limiting in any way the generality of the Committee’s power to specify any terms and conditions of an Incentive Award consistent with law, and for greater clarity, the Committee may specify in an Incentive Award Agreement that the Participant’s rights, payments, and benefits with respect to an Incentive Award, including any payment or Shares received upon exercise or in satisfaction of the Incentive Award under this Plan shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or Performance Criteria, without limit as to time. Such events shall include, but shall not be limited to, failure to accept the terms of the Incentive Award Agreement, termination of Service under certain or all circumstances, violation of material Company policies, misstatement of financial or other material information about the Company, fraud, misconduct, breach of noncompetition, confidentiality, nonsolicitation, noninterference, corporate property protection, or other agreement that may apply to the Participant, or other conduct by the Participant that the Committee determines is detrimental to the business or reputation of the Company and its Subsidiaries, including facts and circumstances discovered after termination of Service.

(a)
The Company shall require the chief executive officer and chief financial officer of the Company to disgorge bonuses, other incentive- or equity-based compensation, and profits on the sale of Shares received within the 12-month period following the public release of financial information if there is a restatement of such financial information because of material noncompliance, due to misconduct, with financial reporting requirements under the federal securities laws. In no event shall the amount to be recovered by the Company be less than the amount required to be repaid or recovered as a matter of law. The operation of this subsection (a) shall be in accordance with the provisions of Section 302 of Sarbanes-Oxley Act and any applicable guidance.

(b)
The Company shall require each current and former executive officer to disgorge bonuses, other incentive- or equity-based compensation received within 36-month period prior to the public release of the restatement of financial information due to material noncompliance with the financial reporting requirements under the federal securities laws. The amount to be recovered shall be the percentage of incentive compensation, including equity awards, in excess of what would have been paid without the restated results. The operation of this subsection (b) shall be in accordance with the provisions of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any applicable guidance.

(c)
The Committee shall determine, as late as the time of the recoupment, regardless of whether such method is stated in the Incentive Award Agreement, whether the Company shall effect any such recoupment: (i) by seeking repayment from the Participant; (ii) by reducing (subject to applicable law and the terms and conditions of the applicable plan, program or arrangement) the amount that would otherwise be payable to the Participant under any compensatory plan, program or arrangement maintained by the Company or any of its affiliates; (iii) by withholding payment of future increases in compensation (including the payment of any discretionary bonus amount) or grants of compensatory awards that would otherwise have been made in accordance with the

19

Company’s otherwise applicable compensation practices; (iv) by a holdback or escrow (before or after taxation) of part or all of the Shares, payment or property received upon exercise or satisfaction of the Incentive Awards; or (v) by any combination of the foregoing.

13.9
SEVERABILITY.  If any provision of the Plan or any Incentive Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Incentive Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Incentive Award, such provision shall be stricken as to such jurisdiction or as to such Incentive Award, and the remainder of the Plan or any such Incentive Award shall remain in full force and effect.

13.10
NO TRUST OR FUND CREATED.  Neither the Plan nor any Incentive Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Subsidiary and a Participant.  To the extent that any Paticipant acquires a right to receive payments from the Company or any Subsidiary pursuant to a Incentive Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Subsidiary.

13.11
INTERPRETATION. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

20

Appendix B

COMMUNICATIONS SYSTEMS, INC.

1990 EMPLOYEE STOCK PURCHASE PLAN1

           1.             Establishment of Plan.  Communications Systems, Inc. (hereinafter referred to as the “Company”) proposes to grant to certain employees of the Company the opportunity to purchase common stock of the Company.  Such common stock shall be purchased pursuant to the plan herein set forth which shall be known as the “COMMUNICATIONS SYSTEMS, INC. 1990 EMPLOYEE STOCK PURCHASE PLAN” (hereinafter referred to as the “Plan”).  The Company intends that the Plan shall qualify as an “Employee Stock Purchase Plan” under Section 423 of the Internal Revenue Code of 1986, as amended, and shall be construed in a manner consistent with the requirements of said Section 423 and the regulations thereunder.

           2.              Purpose.  The Plan is intended to encourage stock ownership by all eligible Employees of the Company and by eligible Employees of any Subsidiaries that adopt the Plan with the consent of the Company.  The Plan is further intended to incent Employees to remain in employment, improve operations, increase profits, and contribute more significantly to the Company’s success.

           3.               Administration.

           (a)           The Plan shall be administered by a stock purchase committee (hereinafter referred to as the “Committee”) consisting of not less than three directors or employees of the Company, as designated by the Board of Directors of the Company (hereinafter referred to as the “Board of Directors”).  The Board of Directors shall fill all vacancies in the Committee and may remove any member of the Committee at any time, with or without cause.

           (b)           Unless the Board of Directors limits the authority of the Committee, the Committee shall be vested with full authority to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan.  Decisions of the Committee will be final and binding on all parties who have an interest in the Plan. The Committee may delegate ministerial duties to such of the Company’s employees, outside entities and outside professionals as the Committee so determines.  For all purposes of this Plan other than the Plan’s Section 3(b), references to the Committee shall also refer to the Board of Directors.

           (c)           The Company shall pay all expenses of administering the Plan, other than costs associated with either any required tax withholding or the sale or other disposition of shares purchased under the Plan. No member of the Board of Directors of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

1  As amended through April 3, 2015.  Amendments prior to April 3, 2015 are summarized on page 13.  On April 3, 2015, the Company’s Board amended Section 10 of the Plan to increase shares authorized for issuance from 500,000 to 600,000 and has submitted this amendment to shareholders for their approval at the May 21, 2015 Annual Meeting of Shareholders.

           4.              Duration and Phases of the Plan.

           (a)           The Plan will commence on July 1, 1990 and will terminate when all shares authorized for issuance under Section 10 of this Plan, as it may be amended from time to time, are issued or at such earlier date as shall be determined by the Company’s Board of Directors, except that any Phase commenced prior to such termination shall, if necessary, be allowed to continue beyond such termination until completion.  Notwithstanding the foregoing, this Plan shall be considered of no force or effect and any options granted shall be considered null and void unless the holders of a majority of all the issued and outstanding shares of the common stock of the Company approve the Plan within twelve (12) months after the date of its adoption by the Board of Directors; and, further, any amendment of this Plan to increase the number of shares authorized for issuance under Section 10 of this Plan shall be considered of no force or effect and any options granted thereafter shall be considered null and void unless the holders of a majority of all the issued and outstanding shares of the common stock of the Company approve such amendment of the Plan within twelve (12) months after the date Section 10 is amended by the Board of Directors to increase the number of shares authorized for issuance.2

           (b)           The Plan shall be carried out in one or more phases, each phase being for a period of one year or such other period of time as may be determined by the Board of Directors or Committee,3 provided that no phase shall be for a period of longer than twenty-seven (27) months (“Phases”).  Phases may run concurrently or overlap with any other Phase.  The existence and date of commencement of a Phase (the “Commencement Date”) shall be determined by the Committee and shall terminate on a date (the “Termination Date”) determined by the Committee consistent with the limitations specified above, provided that the commencement of the first Phase shall be within twelve (12) months before or after the date of approval of the Plan by the shareholders of the Company.  In the event all of the stock reserved for grant of options hereunder is issued pursuant to the terms hereof prior to the commencement of one or more Phases scheduled by the Committee or the number of shares remaining is so small, in the opinion of the Committee, as to render administration of any succeeding Phase impracticable, such Phase or Phases shall be cancelled.  Phases shall be numbered successively as Phase 1, Phase 2, Phase 3, etc.

           (c)           The Board of Directors may elect to accelerate the Termination Date of any Phase effective on the date specified by the Board of Directors in the event of (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares would be converted into cash, securities or other property, other than a merger of the Company in which shareholders immediately prior to the merger have the same proportionate ownership of stock in the surviving corporation immediately after the merger; or (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company.  Subject to any required action by the shareholders, if the Company shall be involved in any merger or consolidation, in which it is not the surviving corporation, and if the Board of Directors does not accelerate the Termination Date of the Phase, each outstanding option shall pertain to and apply to the securities or other rights to which a holder of the number of shares subject to the option would have been entitled.

2 Amended effective January 1, 2002.
3 Amended effective August 10, 2005

           (d)           A dissolution or liquidation of the Company shall cause each outstanding option to terminate, provided in such event that, immediately prior to such dissolution or liquidation, each Participant shall be repaid the payroll deductions credited to the Participant’s account without interest.

           5.              Eligibility.  All Employees, as defined in Section 19 hereof, who are employed by the Company at least one day prior to the Commencement Date of a Phase shall be eligible to participate in such Phase.  For any Phase, the Company may choose to further exclude one or more of the following categories of employees, so long as the exclusions are applied in an identical manner:

           (a)           Employees employed less than two years.

           (b)           Employees whose customary employment is 20 hours or less per week.

           (c)           Employees whose customary employment is not more than five months a calendar year.

           (d)           Highly compensated employees (as defined in Code Reg. § 1.423-2(e)).

           (e)           Employees who are citizens or residents of a foreign jurisdiction (without regard to whether they are also citizens of the United States or resident aliens) if the grant of the option is prohibited under the laws of such foreign jurisdiction, or if the compliance with the laws of the foreign jurisdiction would cause this Plan to violate Code § 423 and the regulations promulgated thereunder.

           6.              Participation.

           (a)           Participation in the Plan is voluntary.  An eligible Employee may elect to participate in any Phase of the Plan, and thereby become a “Participant” in the Plan, by completing the Plan payroll deduction form provided by the Company and delivering it to the Company or its designated representative prior to the Commencement Date of that Phase.

           (b)           Once enrolled in the Plan, a Participant will continue to participate in the Plan until he or she withdraws from the Plan pursuant to Section 9(a), or until contributions are discontinued under Section 8(a)(v)(A) or Section 9(e), or is no longer an eligible Employee pursuant to 9(f). A Participant who withdraws from the Plan pursuant to Section 9(a) or is no longer an eligible Employee pursuant to Section 9(f) may again become a Participant, if the Participant is then an eligible Employee, by proceeding as provided in Section 6(a) above, which shall be effective as of the next Commencement Date. A Participant whose payroll deductions were discontinued because of Section 8(a)(v)(A) will automatically resume participation at the Commencement Date of the next Phase of the Plan that ends in the next calendar year, if he or she is then an eligible Employee at the same level as in effect at the time of the suspension. A Participant whose payroll deductions were discontinued because of Section 9(e) may resume participation and payroll deductions on the Commencement Date of the next Phase after the Participant is again permitted to make deferrals under the Company’s deferred compensation plan, if he or she is then an eligible Employee, by proceeding as provided in Section 6(a) above.

           7.              Payroll Deductions.

           (a)           Upon enrollment, a Participant shall elect to make contributions to the Plan by payroll deductions in increments based on a dollar amount or percentage of Base Pay (rounded to whole dollar amounts and in amounts calculated to be as uniform as practicable throughout the period of the Phase), in the aggregate amount not in excess of 10% of such Participant’s Base Pay for the term of the Phase, as determined according to Section 19 hereof, nor in excess of the limit specified in Section 8(a)(v)(A) below.  Payroll deductions for a Participant shall commence on the first payday after the Commencement Date of the Phase and shall terminate on the last payday immediately prior to or coinciding with the Termination Date of that Phase unless sooner terminated by the Participant as provided in Section 9 hereof.  Except for payroll deductions, a Participant may not make any separate cash payments into the Participant’s account under the Plan.  The minimum authorized payroll deduction is $10 per payroll period.

           (b)           In the event that the Participant’s compensation for any pay period is terminated or reduced from the compensation rate for such a period as of the Commencement Date of the Phase for any reason so that the amount actually withheld on behalf of the Participant as of the Termination Date of the Phase is less than the amount anticipated to be withheld over the Phase year as determined on the Commencement Date of the Phase, then the extent to which the Participant may exercise the Participant’s option shall be based on the amount actually withheld on the Participant’s behalf.  In the event of a change in the pay period of any Participant, such as from bi-weekly to monthly, an appropriate adjustment shall be made to the deduction in each new pay period so as to ensure the deduction of the proper amount authorized by the Participant.

           (c)            A Participant may withdraw from participation in the Phase and terminate the Participant’s payroll deduction authorized at such times as determined by the Committee and shall have the rights provided in Section 9. No Participant shall be entitled to increase or decrease the amount to be deducted during a Phase after the Commencement Date of that Phase.

           (d)           All payroll deductions made for Participants shall be credited to their respective accounts under the Plan.

           (e)           Except for his right to discontinue participation in the Plan as provided in Paragraph 9, no Participant shall be entitled to increase or decrease the amount to be deducted in a given phase after the Commencement Date.

           8.              Options.

           (a)            Grant of Option.4

(i)
A Participant who is employed by the Company as of the Commencement Date of a Phase shall be granted an option as of such date to purchase a number of full shares of Company common stock to be determined by dividing the total amount to be credited to that Participant’s account under Section 7 hereof by the applicable option price set forth in Section 8(a)(ii)(A) or (B) hereof, subject to the limitations of Sections 8(a)(v)(A), 8(a)(v)(B), 8(a)(v)(C) and 10 hereof.

4 Amended effective August 10, 2005

(ii)
Prior to the commencement of a Phase, the Board or Committee shall determine the option price for shares of common stock to be purchased during that Phase, as a percentage the fair market value of such shares of common stock on the Termination Date of the Phase, which shall not be less than:

A.	For the period beginning on and after April 1, 2011, but subject to shareholder approval, eighty-five percent (85%) of such fair market value.5

B.	For the period beginning on December 1, 2006 and prior to April 1, 2011, ninety-five percent (95%) of such fair market value.

(iii)	The fair market value of shares of common stock of the Company shall be determined by the Committee for each valuation date in a manner acceptable under Section 423, Internal Revenue Code of 1986.

(iv)
All Employees granted options pursuant to the Plan shall have the same rights and privileges, except as may be provided for in this Plan and pursuant to Treas. Reg. § 1.423-2(f). The Committee may impose uniform additional conditions and restrictions not inconsistent with Section 423 with respect to all options granted during a phase, including but not limited to restrictions on the hold and resale of shares received upon exercise of the option.

(v)	Anything herein to the contrary notwithstanding, no Employee shall be granted an option hereunder:

A.
Which permits the Participant’s rights to purchase shares of stock under all employee stock purchase plans of the Company, its Subsidiaries or its parent, if any, to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of the fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.  In the case of shares purchased during a Phase that commenced in the current calendar year, the limit shall be equal to $25,000 minus the Fair Market Value of the shares that the Participant previously purchased in the current calendar year under the Plan and all other employee stock purchase plans of the Company. In the case of shares purchased during a Phase that commenced in the immediately preceding calendar year, the limit shall be equal to $50,000 minus the Fair Market Value of the shares that the Participant previously purchased under this Plan and all other employee stock purchase plans of the Company in the current calendar year and in the immediately preceding calendar year.  Any amounts that accrue in excess of this limit shall be immediately refunded at the end of the Phase, without interest.

5 Amended March 3, 2011

B.
Which permits the Participant’s rights to purchase shares of stock under all employee stock purchase plans of the Company, its Subsidiaries or its parent, if any, that per Phase exceed the number of shares equal to $25,000 divided by the fair market value of the stock on the first day of the Phase.

C.
If immediately after the grant such Participant would own and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company, its parent, if any, or of any Subsidiary of the Company.  For purposes of determining stock ownership under this Section, the rules of Section 424(d) of the Internal Revenue Code, as amended, shall apply.

(vi)
The grant of an option pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

           (b)            Exercise of Option.

(i)
Unless a Participant gives written notice to the Company pursuant to Section 8(b)(ii) or Section 9 prior to the Termination Date of a Phase, his option for the purchase of shares will be exercised automatically for the Participant as of such Termination Date for the purchase of the number of full shares of Company common stock which the accumulated payroll deductions in the Participant’s account at that time will purchase at the applicable option price set forth in Section 8(a)(ii), and subject to the limitations set forth in Sections 8(a)(v)(A), 8(a)(v)(B) and 10 hereof.

(ii)
A Participant may, by written notice to the Company at any time during the thirty (30) day period immediately preceding the Termination Date of a Phase, elect, effective as of the Termination Date of that Phase, to exercise his option for a specified number of full shares less than the maximum number which may be purchased under his option.

(iii)
As promptly as practicable after the Termination Date of any Phase, the Company will deliver to each Participant herein the common stock purchased upon the exercise of his option.  Any balance in Participant’s account not used for the purchase of common stock as of the Termination Date of a Phase shall be carried over (without interest) and credited to Participant’s account for the next Phase of the Plan, subject to Participant’s right to be paid such amount without interest in the event Participant subsequently withdraws from or terminates participation in the Plan as provided in Section 9. 6

(iv)
The Committee may appoint a registered broker dealer to act as agent for the Company in holding and performing ministerial duties in connection with the Plan, including, but not limited to, maintaining records of stock ownership by Participants and holding stock in its own name for the benefit of the Participants. No trust or escrow arrangement shall be expressed or implied by the exercise of such duties by the agent. A Participant may, at any time, request of the agent that any shares allocated to the Participant be registered in the name of the Participant, in which event the agent shall issue a certificate for the whole number of shares in the name of the Participant and shall deliver to the Participant any cash for fractional shares, based on the then fair market value of the shares on the date of issuance.

           9.              Withdrawal or Termination of Participation.

           (a)            A Participant may, at any time prior to the Termination Date of a Phase, withdraw all payroll deductions then credited to his account by giving written notice to the Company.  Promptly upon receipt of such notice of withdrawal, all payroll deductions credited to the Participant’s account after March 31, 2011 will be paid to him without interest and no further payroll deductions will be made during that Phase.7  In such event, the option granted the Participant under that Phase of the Plan shall lapse immediately.  Partial withdrawals of payroll deductions hereunder may not be made.  Subject to Section 9(e) below, a Participant’s withdrawal will not have any effect upon the Participant’s eligibility to participate in any succeeding Phase of the Plan or in any similar plan that may hereafter be adopted by the Company.

           (b)            Notwithstanding the provisions of Section 9(a) above, if a Participant is obligated to file reports pursuant to Section 16 of the Securities Exchange Act of 1934 (whether at the commencement of a Phase or during a Phase) then such a Participant shall not have the right to withdraw all or a portion of the accumulated deductions except in accordance with Section 9(c) and (d) below.

           (c)            In the event of the death of a Participant, the person or persons specified in Section 14 may give notice to the Company within sixty (60) days of the death of the Participant electing to purchase the number of full shares which the accumulated payroll deductions in the account of such deceased Participant will purchase at the option price specified in Section 8(a)(ii) and have the balance in the account distributed in cash without interest to the person or persons specified in Section 14.  If no such notice is received by the Company within said sixty (60) days, the accumulated payroll deductions will be distributed in full in cash without interest to the person or persons specified in Section 14.

           (d)            Upon termination of Participant’s employment for any reason other than death of the Participant, the payroll deductions credited to his account without interest shall be returned to him.

6 Amended effective March 1, 2012
7 Amended March 3, 2011

           (e)            In the event the Participant’s participation is suspended under the Company’s deferred compensation plan as a result of receiving a hardship withdrawal, the Participant shall be immediately and automatically suspended from the Plan and all payroll deductions shall be discontinued and returned to the Participant, without interest.  The Participant shall again participate in the Plan as provided in Section 6(b) above.

           (f)             In the event the Participant ceases to be an eligible Employee, although still employed by the Company, the Participant shall be deemed to have discontinued participation in the Plan and all payroll deductions shall be discontinued.  Participant shall have the right to purchase the number of full shares, which the accumulated payroll deductions in his or her account as of the date the employee ceases to be an eligible Employee will purchase at the option price and time specified in Section 8 above.  The balance remaining in Participant’s account after such purchase shall be distributed to Participant without interest.

           (g)            The Committee shall be entitled to make such rules, regulations and determination as it deems appropriate under the Plan in respect of any leave of absence taken by or disability of any Participant. Without limiting the generality of the foregoing, the Committee shall be entitled to determine:

(i)	Whether or not any such leave of absence shall constitute a termination of employment for purposes of the Plan; and

(ii)	The impact, of any, of any such leave of absence on options under the Plan theretofore granted to any Participant who takes such leave of absence.

           10.           Stock Reserved for Options.  ~~Five~~Six Hundred Thousand (~~500,000~~600,000)8 shares of the Company’s $.05 par value common stock are reserved for issuance upon the exercise of options to be granted under the Plan.  Shares subject to the unexercised portion of any lapsed or expired option may again be subject to option under the Plan.

           (b)            If the total number of shares of Company common stock for which options are to be granted for a given Phase as specified in Section 8 exceeds the number of shares then remaining available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding) and if the Committee does not elect to cancel such Phase pursuant to Section 4, the Committee shall make a pro rata allocation of the shares remaining available in as uniform and equitable a manner as it shall consider practicable.  In such event, the options to be granted and the payroll deductions to be made pursuant to the Plan which would otherwise be effected may, in the discretion of the Committee, be reduced accordingly.  The Committee shall give written notice of such reduction to each Participant affected.

           (c)            The Participant (or a joint tenant named pursuant to Section 10(d) hereof) shall have no rights as a shareholder with respect to any shares subject to the Participant’s option until the date of the

8 Originally 100,000 shares (adjusted for stock splits) with authorized shares increased in 1995, 1998, 2002, 2008 and 2011. See page 13 below.  On April 3, 2011, the Company’s Board again amended the Plan to increase shares authorized for issuance from 500,000 to 600,000 and has submitted this amendment to shareholders for their approval at the May 21, 2015 Annual Meeting of Shareholders.

issuance of a stock certificate evidencing such shares.  No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued, except as otherwise provided in Section 12 hereof.

           (d)            The shares of Company common stock to be delivered to a Participant pursuant to the exercise of an option under the Plan will be registered in the name of the Participant or, if the Participant so directs by written notice to the Committee prior to the Termination Date of that Phase of the Plan, in the names of the Participant and one other person the Participant may designate as his joint tenant with rights of survivorship, to the extent permitted by law.

           11.            Accounting and Use of Funds.  Payroll deductions for each Participant shall be credited to an account established for him under the Plan.  Such account shall be solely for bookkeeping purposes and no separate fund or trust shall be established hereunder and the Company shall not be obligated to segregate such funds.  All funds from payroll deductions received or held by the Company under the Plan may be used, without limitation, for any corporate purpose by the Company.

           12.            Adjustment Provision.  (a)  Subject to any required action by the shareholders of the Company, the number of shares covered by each outstanding option, and the price per share thereof in each such option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of the Company common stock resulting from a subdivision or consolidation of shares or the payment of a share dividend (but only on the shares) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company.

           (b)            In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the shares within the meaning of this Plan.

           (c)            To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Committee, and its determination in that respect shall be final, binding and conclusive, provided that each option granted pursuant to this Plan shall not be adjusted in a manner that causes the option to fail to continue to qualify as an option issued pursuant to an “employee stock purchase plan” within the meaning of Section 423 of the Code.

           (d)            Except as hereinbefore expressly provided in this Section 12, no Participant shall have any right by reason of any subdivision or consolidation of shares of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of any class, or securities convertible into shares of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to the option.

           13.            Non-Transferability of Options.

           (a)            Options granted under any Phase of the Plan shall not be transferable except under the laws of descent and distribution and shall be exercisable only by the Participant during the Participant’s lifetime and after the Participant’s death only by the Participant’s beneficiary of the representative of the Participant’s estate as provided in Section 9(c) hereof.

           (b)            Neither payroll deductions credited to a Participant’s account, nor any rights with regard to the exercise of an option or to receive common stock under any Phase of the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the Participant.  Any such attempted assignment, transfer, pledge or other disposition shall be null and void and without effect, except that the Company may, at its option, treat such act as an election to withdraw funds in accordance with Section 9.

           14.            Designation of Beneficiary.

           (a)            A Participant may file a written (or if available electronic) designation of a beneficiary who is to receive any cash credited to the Participant’s account under any Phase of the Plan in the event of such Participant’s death prior to exercise of the Participant’s option pursuant to Section 8 hereof, or to exercise the Participant’s option and become entitled to any stock and/or cash upon such exercise in the event of the Participant’s death prior to exercise of the option pursuant to Section 8 hereof.  The beneficiary designation may be changed by the Participant at any time by written notice (or if available electronic) to the Company.

           (b)            Upon the death of a Participant and upon receipt by the Company of proof deemed adequate by it of the identity and existence at the Participant’s death of a beneficiary validly designated under the Plan, the Company shall in the event of the Participant’s death under the circumstances described in Section 9(c) hereof, allow such beneficiary to exercise the Participant’s option pursuant to Section 9(c) if such beneficiary is living on the Termination Date of the Phase and deliver to such beneficiary the appropriate stock and/or cash after exercise of the option.  In the event there is no validly designated beneficiary under the Plan who is living at the time of the Participant’s death under the circumstances described in Section 9(c) or in the event the option lapses, the Company shall deliver the cash credited to the account of the Participant without interest to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed to the knowledge of the Company, it may, in its discretion, deliver such cash to the spouse (or, if no surviving spouse, to any one or more children of the Participant).  If no spouse or child is known to the Company, then to such relatives of the Participant known to the Company as would be entitled to such amounts, under the laws of intestacy in the deceased Participant’s domicile as though named as the designated beneficiary hereunder.  The Company will not be responsible for or be required to give effect to the disposition of any cash or stock or the exercise of any option in accordance with any will or other testamentary disposition made by such Participant or in accordance with the provision of any law concerning intestacy, or otherwise.  No designated beneficiary shall, prior to the death of a Participant by whom the beneficiary has been designated, acquire any interest in any stock or in any option or in the cash credited to the Participant’s account under any Phase of the Plan.

           15.            Amendment and Termination.  The Plan may be terminated at any time by the Board of Directors provided that, except as permitted in Section 4(c) with respect to an acceleration of the Termination Date of any Phase, no such termination will take effect with respect to any options then outstanding.  Also, the Board may, from time to time, amend the Plan as it may deem proper and in the best interests of the Company or as may be necessary to comply with Section 423 of the Internal Revenue Code of 1986, as amended, or other applicable laws or regulations; provided, however, that no such amendment shall, without prior approval of the shareholders of the Company (1) increase the total number of shares for which options may be granted under the Plan (except as provided in Section 12 herein), (2) permit aggregate payroll deductions in excess of ten percent (10%) of a Participant’s compensation as of the Commencement Date of a Phase, or (3) impair any outstanding option.

           16.           Interest.  For the period prior to April 1, 2011, interest payable on a Participant’s payroll deductions shall be determined by averaging the month-end balances in the Participant’s account for the period of his participation and computing interest thereon at the rate of three percent (3%) per annum or such higher rate as shall, from time to time, be determined by the Board of Directors.9

           17.           Notices.  All notices or other communications in connection with the Plan or any Phase thereof shall be in the form specified by the Committee and shall be deemed to have been duly given when received by the Participant or his designated personal representative or beneficiary or by the Company or its designated representative, as the case may be.

           18.           Participation of Subsidiaries.  The Board of Directors may, by written resolution, authorize the employees of any of its Subsidiaries to participate hereunder.  Effective as of the date of coverage of any such Subsidiary, any references herein to the “Company” shall be interpreted as referring to such Subsidiary as well as to Communications Systems, Inc.

           In the event that any Subsidiary which is covered under the Plan ceases to be a Subsidiary of Communications Systems, Inc., the employees of such Subsidiary shall be considered to have terminated their employment for purposes of Section 9 hereof as of the date such Subsidiary ceases to be such a Subsidiary.

           19.           Definitions.

           (a)           “Subsidiary” shall include any corporation defined as a subsidiary of the Company in Section 424(f) of the Internal Revenue Code of 1986, as amended.

           (b)           “Employee” shall mean any employee, including an officer, of the Company who as of the first day of the month immediately preceding the Commencement Date of a Phase is customarily employed by the Company for more than fifteen (15) hours per week.

           (c)           “Base Pay” is the regular pay for employment for each employee as annualized for a twelve (12) month period, exclusive of overtime, commissions, bonuses, disability payments, shift differentials, incentives and other similar payments, determined as of the Commencement Date of each Phase.  In determining Base Pay for any employee for a Phase, the Committee or its designee is authorized to use factors that it determines relevant, including aggregate salary, wages, commissions and bonuses for the prior fiscal year or years.

9 Amended effective January 1, 2002 and March 3, 2011

           20.           Miscellaneous.

           (a)            The Plan shall not, directly or indirectly, create any right for the benefit of any Employee or class of Employees to purchase any shares of stock under the Plan, or create in any Employee or class of Employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company’s right to terminate, or otherwise modify, an Employee’s employment at any time.

           (b)            The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Employee participating in the Plan, including, without limitation, such Employee’s estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy, or representative of creditors of such Employee.

           (c)            As a condition of the obligations of the Company under this Plan, each Participant must, no later than the date as of which any part of the value of an option under this Plan first becomes includable as compensation in the gross income of the Participant for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Company regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to such value. The Company or any Subsidiary, to the extent permitted by law, may deduct any such taxes from any payment of any kind otherwise due to the Participant. If the Committee permits, a Participant may elect by written notice to the Company to satisfy part or all of the withholding tax requirements under this Section by (i) authorizing the Company to retain from the number of shares of Stock that would otherwise be deliverable to the Participant, or (ii) delivering (including by attestation) to the Company from shares of stock already owned by the Participant, that number of shares having an aggregate fair market value equal to part or all of the tax payable by the Participant under the this Section, and in the event shares of stock are withheld, the amount withheld will not exceed the minimum required federal, state and FICA withholding amount. Any such election will be in accordance with, and subject to, applicable tax and securities laws, regulations and rulings.

           (d)            The law of the State of Minnesota will govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.

           (e)            The offering of the shares hereunder shall be subject to the effecting by the Company of any registration or qualification of the shares under any federal or state law or the obtaining of the consent or approval of any governmental regulatory body which the Company shall determine, in its sole discretion, is necessary or desirable as a condition to or in connection with, the offering or the issue or purchase of the shares covered thereby. The Company shall make every reasonable effort to effect such registration or qualification or to obtain such consent or approval.

           (f)             It is intended that the Plan and any option granted under the Plan made to a person subject to Section 16 of the Securities Exchange Act of 1934 meet all requirements of Rule 16b-3. If any provisions of the Plan or any option granted under the Plan would disqualify the Plan or such option, or would otherwise not comply with Rule 16b-3, such provision or option shall be construed or deemed amended to conform to Rule 16b-3.

(g)           Notwithstanding any provision in this Plan to the contrary, payroll deduction elections and cancellations or amendments thereto, withdrawals decisions, beneficiary designations, and any other decision or election by a Participant under this Plan may be accomplished by electronic or telephonic means, which includes but is not limited to the Internet, and which are not otherwise prohibited by law and which are in accordance with procedures and/or systems approved or arranged by the Employer or its delegates.

Adopted by Board of Directors: February 15, 1990
Approved by the shareholders May 1990
Amended May 1995 to increase authorized shares to 200,000
Amended May 1998 to increase authorized shares to 300,000
Amended May 2002 to increase authorized shares to 400,000
Amended October 27, 2004 to modify definition of “Base Pay” in Section 19(c)
Amended effective August 1, 2005 to (i) authorize the Board and Committee establish a Phase for a period other than one year (Section 4(b)) and (ii) increase the option price to 95% of fair market value at the Termination Date (Section 8(a)(ii))

Amended December 30, 2008 to increase authorized shares to 500,000
Amended March 3, 2011 to (i) eliminate interest on withdrawn deferrals; (ii) provide discretion to the Committee to establish the option price for a Phase at not less than 85% of fair market value on the Termination Date and (iii) comply with new tax regulations and other administrative changes.  Shareholders approved 2011 amendments on May 19, 2011.

Amended effective March 1, 2012 to provide for carryover of cash balances to the next Plan phase to the extent not used to purchased whole shares.

VOTE BY INTERNET - www.proxyvote.com
COMMUNICATIONS SYSTEMS, INC. SHAREOWNER SERVICES P.O. BOX 64945 ST. PAUL, MN 55164-0945

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M89212-Z65350	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

COMMUNICATIONS SYSTEMS, INC.			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the election of each of the nominees as directors.
1.	To elect the six directors nominated by the Board of Directors to serve one-year terms until the 2016 Annual Meeting of Shareholders (“Proposal No. 1”)		☐	☐	☐

Nominees:

	01) Luella G. Goldberg	04) Richard A. Primuth
	02) Roger H.D. Lacey	05) Curtis A. Sampson
	03) Gerald D. Pint	06) Randall D. Sampson

								For	Against	Abstain
The Board of Directors recommends you vote FOR Proposal Nos. 2, 3, 4 and 5.
2.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2015.							☐	☐	☐

3.	To cast a non-binding advisory vote approving executive compensation.							☐	☐	☐

4.	To approve amendments to the Communications Systems, Inc. 2011 Executive Incentive Compensation Plan.							☐	☐	☐

5.	To approve amendments to the Communications Systems, Inc. 1990 Employee Stock Purchase Plan.							☐	☐	☐

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR PROPOSALS 2, 3, 4 AND 5. PLEASE SIGN, DATE AND RETURN THIS PROXY FORM.

For address changes or comments, please check this box and write them on the back where indicated.					☐

Please date and sign exactly as your name(s) appear(s) hereon, indicating, where proper, official position or representative capacity in which you are signing. When signing as executor, administrator, trustee or guardian, give full title as such; when shares have been issued in names of two or more persons, all should sign.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

COMMUNICATIONS SYSTEMS, INC.

ANNUAL MEETING OF SHAREHOLDERS

May 21, 2015

10:00 a.m., Central Daylight Time

Communications Systems, Inc.
10900 Red Circle Drive
Minnetonka, Minnesota

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M89213-Z65350

COMMUNICATIONS SYSTEMS, INC.	Proxy

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 21, 2015.

The undersigned hereby appoints Curtis A. Sampson, Roger H.D. Lacey and Edwin C. Freeman, or any one of them, as proxies, with full power of substitution to vote all the shares of common stock that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Communications Systems, Inc., to be held on May 21, 2015, at 10:00 a.m., Central Daylight Time, at the offices of Communications Systems, Inc., 10900 Red Circle Drive, Minnetonka, Minnesota, or at any adjournment thereof, upon any and all matters that may properly be brought before the meeting or at any adjournment thereof, hereby revoking all former proxies.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued and to be marked, dated and signed, on the other side)